UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

April 30, 2015

COLUMBIA U.S. TREASURY INDEX FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA U.S. TREASURY INDEX FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Important Information About This Report	35

Annual Report 2015

COLUMBIA U.S. TREASURY INDEX FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia U.S. Treasury Index Fund (the Fund) Class A shares returned 3.70% for the 12-month period that ended April 30, 2015.

■  The Fund underperformed its benchmark, the Citi Bond U.S. Treasury Index, which returned 4.14% over the same time period.

■  The Fund generally tracked the benchmark in a period challenged by rising interest rates. Fees, which the Fund incurs but the benchmark does not, generally accounted for the slight difference in returns.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02	3.70	3.23	3.88
Class B	11/25/02
Excluding sales charges		3.02	2.46	3.11
Including sales charges		-1.98	2.09	3.11
Class C	11/25/02
Excluding sales charges		3.11	2.60	3.26
Including sales charges		2.11	2.60	3.26
Class I*	09/27/10	3.98	3.47	4.13
Class R5*	11/08/12	3.89	3.47	4.13
Class W*	06/18/12	3.63	3.10	3.71
Class Z	06/04/91	3.98	3.47	4.13
Citi Bond U.S. Treasury Index		4.14	3.63	4.33

Effective February 19, 2015, sales charges are not assessed on the purchase of Class A shares. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/ appended-performance for more information.

The Citi Bond U.S. Treasury Index is an index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citi Broad Investment-Grade Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA U.S. TREASURY INDEX FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA U.S. TREASURY INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 3.70%. The Fund's benchmark, the Citi Bond U.S. Treasury Index, returned 4.14% over the same time period. The Fund generally tracked the benchmark in a period that was for the most part favorable for U.S. Treasury securities. Fees, which the Fund incurs but the benchmark does not, generally accounted for the slight difference in returns.

Three Factors Shaped a Treasury Rally

During the 12 months ended April 30, 2015, the U.S. Treasury market staged a significant rally as the yield curve (a chart of Treasury yields from short to long) flattened. At the short end of the curve, yields remained at the historically low levels set several years ago as part of the Federal Reserve's (the Fed's) effort to stimulate the U.S. economy. Two-year yields actually rose — from 0.41% to 0.57% — over the period. However, intermediate- and longer-term term Treasury yields declined significantly, as five-year yields fell from 1.68% to 1.43%, 10-year yields declined from 2.64% to 2.03% and 30-year yields fell from 3.46% to 2.74%.

Three factors influenced the flattening of the curve and the rally in intermediate- to longer term Treasuries. First, investment markets carefully monitored and reacted to the statements of the Fed and its Chair, Janet Yellen, as the U.S. central bank began to set the stage for its first short-term interest rate hike since 2004. The Fed made significant efforts at transparency in order to communicate to the markets the factors they were weighing before they would begin to "normalize" short-term rates. The increase in two-year Treasury yields came in anticipation of a federal funds rate increase, which at the present time we believe will take place during the fourth quarter of 2015. Second, global fixed-income issues rallied during the period as Europe launched its own quantitative easing program to jumpstart the stalled European economic recovery. As Europe's long-term rates retreated, many investors were attracted to U.S. Treasury yields, which fueled the rally in longer term government bonds. Third, the precipitous drop in the price of crude oil and other commodities from the summer of 2014 through the first quarter of 2015, along with the surprising strength of the U.S. dollar, placed downward pressure on U.S. inflation expectations, and provided a significant tailwind to the Treasury rally. All of this occurred against a backdrop of heightened geopolitical uncertainty. The ongoing Russia-Ukraine standoff, the rise of ISIS in Iraq and Syria and a resurgence in the Israeli-Palestinian conflict contributed to risk aversion on the part of investors and the upswing in Treasury bond prices.

Over the course of the period, the Fed began to remove some previous language in its statements that investors believed would constrain it from beginning to raise short-term rates. At the same time, Fed officials have indicated their desire to retain as much flexibility as possible in terms of how and when rate hikes are conducted. Inflation figures remain below the Fed's target. Labor market conditions, the Fed's other key measurement, have improved significantly, but there is believed to be a great deal of slack in U.S. employment capacity, as labor force participation rates remain significantly below historical levels.

Portfolio Management

Orhan Imer, Ph.D., CFA

William Finan

Portfolio Breakdown (%) (at April 30, 2015)
Money Market Funds	0.2
U.S. Treasury Obligations	99.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at April 30, 2015)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA U.S. TREASURY INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. Government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. The Fund's net value will generally decline when the performance of its targeted index declines. See the Fund's prospectus for more information on these and other risks.

Looking Ahead

Despite the fact that increases in short-term rates during the next 12 months are probable in our view, we do not currently look for rates to rise dramatically overall. It appears to us at this time that inflationary pressures will remain modest in the coming months, which will help to keep fixed-income rates in check. In addition, to the extent that global interest rates remain low, we believe they should also restrain U.S. Treasury rate levels, as relative value investors continue to search for the most attractive yields. Lastly, we believe the divergence in monetary policy between the Fed and other major central banks should also exert some downward pressure on U.S. Treasury rates, as central banks outside the United States ease policy while the Fed contemplates monetary tightening.

Annual Report 2015
6

COLUMBIA U.S. TREASURY INDEX FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,018.30	1,023.06	1.75	1.76	0.35
Class B	1,000.00	1,000.00	1,014.50	1,019.34	5.49	5.51	1.10
Class C	1,000.00	1,000.00	1,014.80	1,019.59	5.25	5.26	1.05
Class I	1,000.00	1,000.00	1,019.00	1,023.80	1.00	1.00	0.20
Class R5	1,000.00	1,000.00	1,019.10	1,023.80	1.00	1.00	0.20
Class W	1,000.00	1,000.00	1,017.80	1,022.56	2.25	2.26	0.45
Class Z	1,000.00	1,000.00	1,019.00	1,023.80	1.00	1.00	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA U.S. TREASURY INDEX FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

U.S. Treasury Obligations 99.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 04/30/16	0.375%	3,700,000	3,704,048
05/31/16	0.375%	1,620,000	1,621,139
06/15/16	0.500%	4,370,000	4,378,749
06/30/16	0.500%	6,815,000	6,828,843
07/15/16	0.625%	2,595,000	2,603,514
07/31/16	0.500%	3,385,000	3,391,083
08/15/16	0.625%	7,570,000	7,592,473
08/31/16	0.500%	2,130,000	2,132,663
09/15/16	0.875%	12,385,000	12,462,406
09/30/16	0.500%	680,000	680,638
09/30/16	1.000%	5,070,000	5,111,194
10/15/16	0.625%	2,510,000	2,516,667
10/31/16	0.375%	1,880,000	1,877,650
11/15/16	0.625%	2,540,000	2,545,954
11/15/16	7.500%	8,395,000	9,300,745
11/30/16	0.500%	3,440,000	3,441,345
12/15/16	0.625%	3,250,000	3,256,601
12/31/16	0.625%	2,645,000	2,650,787
01/31/17	0.500%	835,000	834,805
02/15/17	0.625%	7,310,000	7,321,418
02/28/17	0.500%	4,245,000	4,241,684
04/15/17	0.875%	1,470,000	1,478,154
04/30/17	3.125%	2,060,000	2,163,000
05/31/17	0.625%	4,620,000	4,618,919
06/15/17	0.875%	8,755,000	8,796,039
08/15/17	0.875%	6,190,000	6,213,212
08/31/17	0.625%	3,125,000	3,118,162
08/31/17	1.875%	7,170,000	7,363,253
10/15/17	0.875%	3,015,000	3,023,480
10/31/17	0.750%	4,050,000	4,046,599
10/31/17	1.875%	7,035,000	7,226,816
12/15/17	1.000%	7,040,000	7,073,004
12/31/17	0.750%	9,750,000	9,727,906
01/15/18	0.875%	2,275,000	2,276,422
02/15/18	1.000%	3,410,000	3,422,255
02/15/18	3.500%	13,435,000	14,412,181
02/28/18	0.750%	2,540,000	2,529,881
04/15/18	0.750%	1,445,000	1,438,001
04/30/18	0.625%	5,755,000	5,702,848
05/15/18	3.875%	8,395,000	9,136,119
06/30/18	2.375%	5,095,000	5,313,927
08/31/18	1.500%	4,810,000	4,880,269
11/30/18	1.250%	3,020,000	3,032,977
12/31/18	1.500%	1,840,000	1,862,569
03/31/19	1.500%	1,905,000	1,925,538
04/30/19	1.625%	1,735,000	1,760,211
05/31/19	1.500%	2,080,000	2,099,175
07/31/19	1.625%	10,630,000	10,769,519
08/31/19	1.625%	1,865,000	1,888,167
09/30/19	1.750%	1,825,000	1,855,655
10/31/19	1.500%	2,490,000	2,503,812
11/15/19	3.375%	7,640,000	8,310,884
11/30/19	1.500%	2,210,000	2,222,259
12/31/19	1.625%	2,180,000	2,202,140
01/31/20	1.250%	4,945,000	4,907,527
03/31/20	1.375%	2,275,000	2,268,246
05/15/20	3.500%	1,145,000	1,258,158
05/31/20	1.375%	2,700,000	2,687,556

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/31/20	2.000%	1,725,000	1,768,529
08/15/20	2.625%	5,305,000	5,602,165
08/31/20	2.125%	6,520,000	6,717,634
09/30/20	2.000%	2,680,000	2,743,441
10/31/20	1.750%	2,455,000	2,478,207
11/30/20	2.000%	8,230,000	8,411,315
12/31/20	2.375%	1,085,000	1,130,180
01/31/21	2.125%	1,350,000	1,386,809
02/15/21	3.625%	7,430,000	8,253,103
02/28/21	2.000%	2,500,000	2,549,805
03/31/21	2.250%	5,240,000	5,414,392
04/30/21	2.250%	1,375,000	1,420,440
05/15/21	3.125%	5,505,000	5,962,174
05/31/21	2.000%	1,540,000	1,567,672
06/30/21	2.125%	1,375,000	1,408,946
07/31/21	2.250%	3,000,000	3,094,218
08/31/21	2.000%	1,750,000	1,778,301
09/30/21	2.125%	3,220,000	3,294,714
10/31/21	2.000%	1,690,000	1,715,086
11/30/21	1.875%	1,650,000	1,661,344
12/31/21	2.125%	1,850,000	1,891,481
01/31/22	1.500%	2,005,000	1,968,190
02/15/22	2.000%	3,555,000	3,606,658
02/28/22	1.750%	1,875,000	1,869,579
03/31/22	1.750%	1,860,000	1,853,897
08/15/22	1.625%	1,130,000	1,114,374
02/15/23	2.000%	3,925,000	3,960,262
05/15/23	1.750%	3,250,000	3,208,361
08/15/23	2.500%	5,285,000	5,517,455
11/15/23	2.750%	2,790,000	2,967,427
02/15/24	2.750%	2,530,000	2,687,730
05/15/24	2.500%	3,735,000	3,888,777
08/15/24	2.375%	5,295,000	5,453,850
11/15/24	2.250%	3,605,000	3,671,750
02/15/25	2.000%	4,500,000	4,481,721
02/15/26	6.000%	1,740,000	2,395,898
08/15/28	5.500%	100,000	137,102
11/15/28	5.250%	1,885,000	2,534,441
02/15/29	5.250%	1,165,000	1,569,109
02/15/31	5.375%	525,000	732,211
02/15/39	3.500%	4,955,000	5,668,054
11/15/39	4.375%	2,825,000	3,683,094
02/15/40	4.625%	1,190,000	1,607,709
05/15/40	4.375%	1,155,000	1,508,177
11/15/40	4.250%	4,900,000	6,306,834
02/15/41	4.750%	1,295,000	1,794,992
08/15/42	2.750%	3,410,000	3,412,131
02/15/43	3.125%	1,795,000	1,928,223
05/15/43	2.875%	4,020,000	4,113,591
08/15/43	3.625%	1,370,000	1,612,426
11/15/43	3.750%	3,225,000	3,881,088
02/15/44	3.625%	2,965,000	3,492,447
05/15/44	3.375%	3,530,000	3,979,524
08/15/44	3.125%	2,815,000	3,031,623
11/15/44	3.000%	2,835,000	2,983,174
02/15/45	2.500%	2,820,000	2,679,000
Total U.S. Treasury Obligations (Cost: $420,459,644)			429,560,081

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA U.S. TREASURY INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Money Market Funds 0.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.111%(a)(b)	1,032,087	1,032,087
Total Money Market Funds (Cost: $1,032,087)		1,032,087
Total Investments (Cost: $421,491,731)		430,592,168
Other Assets & Liabilities, Net		1,871,254
Net Assets		432,463,422

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at April 30, 2015.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,373,046	59,366,239	(59,707,198)	1,032,087	917	1,032,087

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA U.S. TREASURY INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
U.S. Treasury Obligations	425,422,256	4,137,825	—	429,560,081
Total Bonds	425,422,256	4,137,825	—	429,560,081
Mutual Funds
Money Market Funds	1,032,087	—	—	1,032,087
Total Mutual Funds	1,032,087	—	—	1,032,087
Total	426,454,343	4,137,825	—	430,592,168

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA U.S. TREASURY INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $420,459,644)	$429,560,081
Affiliated issuers (identified cost $1,032,087)	1,032,087
Total investments (identified cost $421,491,731)	430,592,168
Receivable for:
Investments sold	8,801,415
Capital shares sold	690,507
Dividends	126
Interest	2,406,246
Expense reimbursement due from Investment Manager	2,409
Trustees' deferred compensation plan	41,883
Other assets	996
Total assets	442,535,750
Liabilities
Payable for:
Investments purchased	9,313,245
Capital shares purchased	261,453
Dividend distributions to shareholders	450,161
Investment management fees	1,184
Distribution and/or service fees	838
Administration fees	3,552
Other expenses	12
Trustees' deferred compensation plan	41,883
Total liabilities	10,072,328
Net assets applicable to outstanding capital stock	$432,463,422
Represented by
Paid-in capital	$422,117,956
Undistributed net investment income	229,358
Accumulated net realized gain	1,015,671
Unrealized appreciation (depreciation) on:
Investments	9,100,437
Total — representing net assets applicable to outstanding capital stock	$432,463,422

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA U.S. TREASURY INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$31,945,631
Shares outstanding	2,831,699
Net asset value per share	$11.28
Class B
Net assets	$1,195,526
Shares outstanding	106,002
Net asset value per share	$11.28
Class C
Net assets	$7,123,528
Shares outstanding	631,609
Net asset value per share	$11.28
Class I
Net assets	$67,291,088
Shares outstanding	5,966,339
Net asset value per share	$11.28
Class R5
Net assets	$2,600,055
Shares outstanding	230,913
Net asset value per share	$11.26
Class W
Net assets	$74,873,284
Shares outstanding	6,643,525
Net asset value per share	$11.27
Class Z
Net assets	$247,434,310
Shares outstanding	21,937,708
Net asset value per share	$11.28

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA U.S. TREASURY INDEX FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends — affiliated issuers	$917
Interest	5,543,168
Total income	5,544,085
Expenses:
Investment management fees	325,652
Distribution and/or service fees
Class A	62,337
Class B	13,003
Class C	66,277
Class W	54,291
Administration fees	976,955
Compensation of board members	25,390
Other	556
Total expenses	1,524,461
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(677,252)
Fees waived by Distributor — Class A	(17,763)
Fees waived by Distributor — Class B	(856)
Fees waived by Distributor — Class C	(9,941)
Expense reductions	(1,237)
Total net expenses	817,412
Net investment income	4,726,673
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,090,049
Net realized gain	3,090,049
Net change in unrealized appreciation (depreciation) on:
Investments	2,775,416
Net change in unrealized appreciation	2,775,416
Net realized and unrealized gain	5,865,465
Net increase in net assets resulting from operations	$10,592,138

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA U.S. TREASURY INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$4,726,673	$4,502,835
Net realized gain (loss)	3,090,049	(1,223,653)
Net change in unrealized appreciation (depreciation)	2,775,416	(10,085,898)
Net increase (decrease) in net assets resulting from operations	10,592,138	(6,806,716)
Distributions to shareholders
Net investment income
Class A	(328,771)	(333,673)
Class B	(7,351)	(9,781)
Class C	(42,996)	(53,673)
Class I	(1,013,955)	(855,897)
Class R5	(31,254)	(16,622)
Class W	(258,679)	(255,575)
Class Z	(3,009,714)	(3,193,686)
Net realized gains
Class A	(35,542)	(257,886)
Class B	(1,014)	(18,327)
Class C	(5,115)	(78,423)
Class I	(52,108)	(587,116)
Class R5	(1,355)	(21,912)
Class W	(8,887)	(148,597)
Class Z	(147,809)	(2,175,967)
Total distributions to shareholders	(4,944,550)	(8,007,135)
Increase (decrease) in net assets from capital stock activity	120,598,877	(31,190,969)
Total increase (decrease) in net assets	126,246,465	(46,004,820)
Net assets at beginning of year	306,216,957	352,221,777
Net assets at end of year	$432,463,422	$306,216,957
Undistributed net investment income	$229,358	$(83,149)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA U.S. TREASURY INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	4,057,095	45,502,626	3,089,364	34,469,246
Distributions reinvested	26,593	298,202	47,396	523,674
Redemptions	(3,261,772)	(36,553,436)	(3,568,295)	(39,553,756)
Net increase (decrease)	821,916	9,247,392	(431,535)	(4,560,836)
Class B shares
Subscriptions	3,045	34,402	877	9,660
Distributions reinvested	445	4,988	1,533	16,886
Redemptions(a)	(32,522)	(362,348)	(54,986)	(610,402)
Net decrease	(29,032)	(322,958)	(52,576)	(583,856)
Class C shares
Subscriptions	262,999	2,944,060	67,813	752,416
Distributions reinvested	4,177	46,784	11,673	128,643
Redemptions	(217,651)	(2,432,082)	(374,983)	(4,184,965)
Net increase (decrease)	49,525	558,762	(295,497)	(3,303,906)
Class I shares
Subscriptions	172,065	1,952,968	1,806,924	19,904,153
Distributions reinvested	95,159	1,065,901	130,700	1,442,939
Redemptions	(491,912)	(5,517,651)	(516,420)	(5,734,581)
Net increase (decrease)	(224,688)	(2,498,782)	1,421,204	15,612,511
Class R5 shares
Subscriptions	332,232	3,726,540	236,269	2,612,661
Distributions reinvested	2,356	26,384	3,498	38,414
Redemptions	(233,623)	(2,640,687)	(110,033)	(1,209,299)
Net increase	100,965	1,112,237	129,734	1,441,776
Class W shares
Subscriptions	5,954,382	67,776,857	325,889	3,635,261
Distributions reinvested	23,801	267,431	36,538	404,116
Redemptions	(438,970)	(4,927,414)	(1,791,262)	(19,964,892)
Net increase (decrease)	5,539,213	63,116,874	(1,428,835)	(15,925,515)
Class Z shares
Subscriptions	7,706,138	87,166,501	3,960,069	43,966,964
Distributions reinvested	199,141	2,232,106	335,254	3,701,838
Redemptions	(3,591,307)	(40,013,255)	(6,431,875)	(71,539,945)
Net increase (decrease)	4,313,972	49,385,352	(2,136,552)	(23,871,143)
Total net increase (decrease)	10,571,871	120,598,877	(2,794,057)	(31,190,969)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$11.03		$11.52		$11.74		$11.59		$11.03		$11.12
Income from investment operations:
Net investment income	0.15		0.14		0.13		0.01		0.18		0.23
Net realized and unrealized gain (loss)	0.26		(0.36)		0.11		0.15		0.70		0.22
Total from investment operations	0.41		(0.22)		0.24		0.16		0.88		0.45
Less distributions to shareholders:
Net investment income	(0.15)		(0.15)		(0.13)		(0.01)		(0.19)		(0.27)
Net realized gains	(0.01)		(0.12)		(0.33)		—		(0.13)		(0.27)
Total distributions to shareholders	(0.16)		(0.27)		(0.46)		(0.01)		(0.32)		(0.54)
Net asset value, end of period	$11.28		$11.03		$11.52		$11.74		$11.59		$11.03
Total return	3.70%		(1.92%)		2.06%		1.40%		8.01%		4.04%
Ratios to average net assets(b)
Total gross expenses	0.66%		0.66%		0.66%		0.66	%(c)	0.66	%(d)	0.66	%(d)
Total net expenses(e)	0.38	%(f)	0.45	%(f)	0.45	%(f)	0.45	%(c)	0.45	%(d)(f)	0.45	%(d)
Net investment income	1.33%		1.24%		1.15%		1.30	%(c)	1.55%		2.04%
Supplemental data
Net assets, end of period (in thousands)	$31,946		$22,163		$28,129		$42,700		$43,818		$41,739
Portfolio turnover	65%		76%		99%		7%		106%		142%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class B	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$11.02		$11.52		$11.74		$11.59		$11.03		$11.12
Income from investment operations:
Net investment income	0.06		0.05		0.05		0.01		0.10		0.15
Net realized and unrealized gain (loss)	0.27		(0.37)		0.10		0.14		0.69		0.22
Total from investment operations	0.33		(0.32)		0.15		0.15		0.79		0.37
Less distributions to shareholders:
Net investment income	(0.06)		(0.06)		(0.04)		(0.00	)(b)	(0.10)		(0.19)
Net realized gains	(0.01)		(0.12)		(0.33)		—		(0.13)		(0.27)
Total distributions to shareholders	(0.07)		(0.18)		(0.37)		(0.00	)(b)	(0.23)		(0.46)
Net asset value, end of period	$11.28		$11.02		$11.52		$11.74		$11.59		$11.03
Total return	3.02%		(2.74%)		1.30%		1.34%		7.21%		3.27%
Ratios to average net assets(c)
Total gross expenses	1.41%		1.41%		1.40%		1.41	%(d)	1.41	%(e)	1.41	%(e)
Total net expenses(f)	1.13	%(g)	1.20	%(g)	1.20	%(g)	1.20	%(d)	1.20	%(e)(g)	1.20	%(e)
Net investment income	0.58%		0.49%		0.40%		0.55	%(d)	0.83%		1.29%
Supplemental data
Net assets, end of period (in thousands)	$1,196		$1,489		$2,162		$3,102		$3,143		$4,053
Portfolio turnover	65%		76%		99%		7%		106%		142%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$11.02		$11.52		$11.74		$11.59		$11.03		$11.12
Income from investment operations:
Net investment income	0.07		0.07		0.06		0.01		0.11		0.16
Net realized and unrealized gain (loss)	0.27		(0.37)		0.11		0.15		0.70		0.23
Total from investment operations	0.34		(0.30)		0.17		0.16		0.81		0.39
Less distributions to shareholders:
Net investment income	(0.07)		(0.08)		(0.06)		(0.01)		(0.12)		(0.21)
Net realized gains	(0.01)		(0.12)		(0.33)		—		(0.13)		(0.27)
Total distributions to shareholders	(0.08)		(0.20)		(0.39)		(0.01)		(0.25)		(0.48)
Net asset value, end of period	$11.28		$11.02		$11.52		$11.74		$11.59		$11.03
Total return	3.11%		(2.59%)		1.45%		1.35%		7.37%		3.42%
Ratios to average net assets(b)
Total gross expenses	1.41%		1.41%		1.41%		1.41	%(c)	1.41	%(d)	1.41	%(d)
Total net expenses(e)	1.05	%(f)	1.05	%(f)	1.05	%(f)	1.05	%(c)	1.05	%(d)(f)	1.05	%(d)
Net investment income	0.66%		0.64%		0.55%		0.70	%(c)	0.98%		1.44%
Supplemental data
Net assets, end of period (in thousands)	$7,124		$6,417		$10,111		$11,628		$12,172		$13,142
Portfolio turnover	65%		76%		99%		7%		106%		142%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class I	2015	2014	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$11.02	$11.52	$11.74	$11.59		$11.03		$11.76
Income from investment operations:
Net investment income	0.17	0.17	0.16	0.02		0.21		0.11
Net realized and unrealized gain (loss)	0.27	(0.38)	0.11	0.14		0.70		(0.43)
Total from investment operations	0.44	(0.21)	0.27	0.16		0.91		(0.32)
Less distributions to shareholders:
Net investment income	(0.17)	(0.17)	(0.16)	(0.01)		(0.22)		(0.15)
Net realized gains	(0.01)	(0.12)	(0.33)	—		(0.13)		(0.26)
Total distributions to shareholders	(0.18)	(0.29)	(0.49)	(0.01)		(0.35)		(0.41)
Net asset value, end of period	$11.28	$11.02	$11.52	$11.74		$11.59		$11.03
Total return	3.98%	(1.76%)	2.31%	1.42%		8.29%		(2.78%)
Ratios to average net assets(c)
Total gross expenses	0.41%	0.41%	0.41%	0.41	%(d)	0.41	%(e)	0.41	%(d)(e)
Total net expenses(f)	0.20%	0.20%	0.20%	0.20	%(d)	0.20	%(e)	0.20	%(d)(e)
Net investment income	1.51%	1.49%	1.39%	1.55	%(d)	1.81%		1.96	%(d)
Supplemental data
Net assets, end of period (in thousands)	$67,291	$68,254	$54,959	$91,092		$84,899		$123,074
Portfolio turnover	65%	76%	99%	7%		106%		142%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.01	$11.51	$11.68
Income from investment operations:
Net investment income	0.17	0.17	0.08
Net realized and unrealized gain (loss)	0.26	(0.38)	(0.04	)(b)
Total from investment operations	0.43	(0.21)	0.04
Less distributions to shareholders:
Net investment income	(0.17)	(0.17)	(0.08)
Net realized gains	(0.01)	(0.12)	(0.13)
Total distributions to shareholders	(0.18)	(0.29)	(0.21)
Net asset value, end of period	$11.26	$11.01	$11.51
Total return	3.89%	(1.76%)	0.31%
Ratios to average net assets(c)
Total gross expenses	0.41%	0.41%	0.45	%(d)
Total net expenses(e)	0.20%	0.20%	0.20	%(d)
Net investment income	1.50%	1.52%	1.41	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,600	$1,431	$2
Portfolio turnover	65%	76%	99%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class W	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.02		$11.52		$11.90
Income from investment operations:
Net investment income	0.13		0.14		0.11
Net realized and unrealized gain (loss)	0.27		(0.37)		(0.05	)(b)
Total from investment operations	0.40		(0.23)		0.06
Less distributions to shareholders:
Net investment income	(0.14)		(0.15)		(0.11)
Net realized gains	(0.01)		(0.12)		(0.33)
Total distributions to shareholders	(0.15)		(0.27)		(0.44)
Net asset value, end of period	$11.27		$11.02		$11.52
Total return	3.63%		(2.00%)		0.52%
Ratios to average net assets(c)
Total gross expenses	0.65%		0.66%		0.65	%(d)
Total net expenses(e)	0.45	%(f)	0.45	%(f)	0.45	%(d)
Net investment income	1.20%		1.24%		1.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$74,873		$12,167		$29,171
Portfolio turnover	65%		76%		99%

Notes to Financial Highlights

(a)  Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$11.02		$11.52		$11.74		$11.59		$11.03		$11.11
Income from investment operations:
Net investment income	0.17		0.17		0.16		0.02		0.21		0.26
Net realized and unrealized gain (loss)	0.27		(0.38)		0.11		0.14		0.70		0.23
Total from investment operations	0.44		(0.21)		0.27		0.16		0.91		0.49
Less distributions to shareholders:
Net investment income	(0.17)		(0.17)		(0.16)		(0.01)		(0.22)		(0.30)
Net realized gains	(0.01)		(0.12)		(0.33)		—		(0.13)		(0.27)
Total distributions to shareholders	(0.18)		(0.29)		(0.49)		(0.01)		(0.35)		(0.57)
Net asset value, end of period	$11.28		$11.02		$11.52		$11.74		$11.59		$11.03
Total return	3.98%		(1.76%)		2.31%		1.42%		8.28%		4.40%
Ratios to average net assets(b)
Total gross expenses	0.41%		0.41%		0.41%		0.41	%(c)	0.41	%(d)	0.41	%(d)
Total net expenses(e)	0.20	%(f)	0.20	%(f)	0.20	%(f)	0.20	%(c)	0.20	%(d)(f)	0.20	%(d)
Net investment income	1.51%		1.49%		1.40%		1.55	%(c)	1.82%		2.29%
Supplemental data
Net assets, end of period (in thousands)	$247,434		$194,297		$227,687		$271,853		$267,044		$241,078
Portfolio turnover	65%		76%		99%		7%		106%		142%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

Annual Report 2015
23

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.30% of the Fund's average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees

Annual Report 2015
24

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation fees.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agent fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, these minimum account balance fees reduced total expenses of the Fund by $1,237.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

Effective September 1, 2014, the Distributor has voluntarily agreed to waive a portion of the service fee for Class A, Class B and Class C shares so that the service fee does not exceed 0.15% annually of the average daily net assets attributable to each such share class. This arrangement may be modified or terminated by the Distributor at any time.

Effective September 1, 2014, the Distributor has also voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.70% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to September 1, 2014, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Annual Report 2015
25

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $13,303 for Class A, $768 for Class B and $888 for Class C shares for the year ended April 30, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2015
Class A	0.45%
Class B	1.20
Class C	1.20
Class I	0.20
Class R5	0.20
Class W	0.45
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Class A, Class B and Class C distribution and service fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$278,554
Accumulated net realized gain	(278,554)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$4,692,720	$5,158,008
Long-term capital gains	251,830	2,849,127
Total	$4,944,550	$8,007,135

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$514,836
Undistributed long-term capital gains	1,635,206
Net unrealized appreciation	$8,480,900

At April 30, 2015, the cost of investments for federal income tax purposes was $422,111,268 and the

Annual Report 2015
26

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,979,166
Unrealized depreciation	(498,266)
Net unrealized appreciation	$8,480,900

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended April 30, 2015, $721,376 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $333,371,560 and $212,160,149, respectively, for the year ended April 30, 2015, of which $333,371,560 and $212,160,149, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2015, one unaffiliated shareholder of record owned 13.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 58.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking

Annual Report 2015
27

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
28

COLUMBIA U.S. TREASURY INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia U.S. Treasury Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

Annual Report 2015
29

COLUMBIA U.S. TREASURY INDEX FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$1,981,390

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
30

COLUMBIA U.S. TREASURY INDEX FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2015
31

COLUMBIA U.S. TREASURY INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
32

COLUMBIA U.S. TREASURY INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
33

COLUMBIA U.S. TREASURY INDEX FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
34

COLUMBIA U.S. TREASURY INDEX FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
35

Columbia U.S. Treasury Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN237_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
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■  linkedin.com/company/columbia-threadneedle-investments-us
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	23
Statement of Operations	25
Statement of Changes in Net Assets	26
Financial Highlights	29
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	53
Federal Income Tax Information	54
Trustees and Officers	55
Important Information About This Report	59

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Bond Fund (the Fund) Class A shares returned 3.63% excluding sales charges for 12-month period that ended April 30, 2015.

■  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.46% for the same time period.

■  The Fund's performance was constrained by its conservative stance with respect to interest-rate risk, as well as energy exposure within its corporate bond allocation. An overweighting of financials within its corporate bond allocation and an overweighting of commercial mortgage-backed securities benefited performance.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A*	03/31/08
Excluding sales charges		3.63	3.66	4.24
Including sales charges		-1.28	2.65	3.73
Class B*	03/07/11
Excluding sales charges		2.85	2.87	3.47
Including sales charges		-2.15	2.53	3.47
Class C*	03/31/08
Excluding sales charges		2.91	2.98	3.53
Including sales charges		1.91	2.98	3.53
Class I*	09/27/10	4.05	4.04	4.57
Class R*	11/16/11	3.37	3.33	3.87
Class R4*	11/08/12	4.00	3.92	4.52
Class R5*	11/08/12	4.04	3.96	4.53
Class T*	03/07/11
Excluding sales charges		3.73	3.75	4.35
Including sales charges		-1.18	2.74	3.85
Class W*	09/27/10	3.62	3.67	4.26
Class Y*	07/15/09	4.05	4.01	4.57
Class Z	01/09/86	3.88	3.90	4.51
Barclays U.S. Aggregate Bond Index		4.46	4.12	4.75

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Carl Pappo, CFA

Michael Zazzarino

Portfolio Breakdown (%) (at April 30, 2015)
Asset-Backed Securities — Agency	3.3
Asset-Backed Securities — Non-Agency	10.8
Commercial Mortgage-Backed Securities — Non-Agency	9.0
Common Stocks	0.0	(a)
Consumer Staples	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	27.4
Foreign Government Obligations	1.5
Money Market Funds	0.2
Municipal Bonds	1.8
Preferred Debt	0.5
Residential Mortgage-Backed Securities — Agency	24.3
Residential Mortgage-Backed Securities — Non-Agency	2.8
U.S. Government & Agency Obligations	7.4
U.S. Treasury Obligations	11.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 3.63% excluding sales charges. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.46% for the same period. The most significant detractor from the Fund's relative performance was a conservative stance with respect to interest rate risk against a backdrop of declining U.S. Treasury yields, while security selection within corporate bonds and exposure to commercial mortgage-backed securities (CMBS) benefited performance.

Markets Focused on Geopolitical and Macroeconomic Factors

The U.S. Treasury yield curve flattened over the 12-month period ended April 30, 2015, as rates rose modestly on shorter maturities while experiencing significant declines farther out along the curve. Credit spreads (the incremental yield provided by corporate bonds vs. Treasuries) widened to a modest degree over the same period.

As the period opened, the bond market appeared to have become comfortable with the trajectory of the U.S. Federal Reserve (the Fed), as it continued to reduce its longer term bond purchases while actively monitoring conditions with an eye toward beginning to increase short-term interest rates. Investment-grade corporate debt continued to benefit from the investor search for yield against a backdrop of extraordinarily low U.S. Treasury rates.

As the period progressed, however, macroeconomic and geopolitical uncertainties increasingly came to the forefront. The ongoing Russia-Ukraine standoff, the rise of a militant fundamentalist group in Iraq and Syria, and a resurgence in the Israeli-Palestinian conflict were among the geopolitical factors contributing to an increase in risk aversion on the part of investors. At the same time, the prospect of the Fed moving toward a more normal monetary policy created concerns over credit-sensitive areas of the bond market that have benefited from low interest rates. Even as the Fed appeared prepared to tighten policy, the European Central Bank, Bank of Japan, and Peoples Bank of China stepped up efforts to stimulate their respective economies. The result of these diverging central bank policies was further support for the dollar against other leading currencies and a strengthening of the headwind for U.S. exports.

Risk sentiment was further undermined by a collapse in crude oil prices over the latter part of 2014, which resulted in energy-related areas of the bond market being severely punished by investors, along with bonds in a number of emerging markets heavily dependent on oil exports. The bond market volatility continued into early 2015, as markets looked for signs of stabilization in oil and other commodity markets and digested expectations with respect to the timing of the Fed's first interest-rate hike. In its March meeting, the Fed dropped its pledge to remain patient on monetary policy, but signaled that any subsequent hikes would be incremental and dependent on incoming economic data. Investors responded favorably to this measured approach, leading to a further decline in Treasury yields and some improvement in credit sentiment. In addition, despite some further easing in oil prices, the market's response to the decline in commodity prices stabilized as 2015 progressed.

Annual Report 2015
4

COLUMBIA BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

Throughout the period, the Fund was positioned with a shorter duration (and corresponding sensitivity to interest rates) than the benchmark. The Fund's duration stance detracted from relative returns as long-term interest rates declined over the 12 months. However, the negative impact was largely offset by the Fund's positioning along the Treasury yield curve, which took advantage of the curve's flattening over the period via modest rate increases for maturities three years and below that were accompanied by declining rates on longer maturities.

Security selection within the Fund's corporate bond allocation contributed positively to relative performance. Specifically, an overweighting in financial institutions added value, as a number of the Fund's bank holdings were lower in the capital structure and came to be viewed more favorably by investors in the wake of tighter regulation and higher capital standards being applied to the industry. While the Fund's energy exposure within industrials was a modest detractor, we continue to view our tilt toward pipeline-oriented issuers as designed to provide a measure of insulation from volatility in crude oil prices.

The Fund's overweight exposure to CMBS, with a focus on AAA-rated issues, added to relative return while also helping improve the Fund's overall credit profile. The Fund's residential mortgage backed securities (MBS) allocation benefited from the Fed's ongoing efforts to support the housing market, which have included both holding the fed funds rate near zero and reinvesting principal and interest from its sizable MBS portfolio into the MBS market. Given a relatively stable outlook for interest rates, we emphasized 30-year pools in order to maximize incremental income to the Fund. We also added to returns through tactical shifts in our MBS allocation over the period based on shifting prepayment expectations. In this vein, we underweighted Government National Mortgage Association issues, for much of the period, before moving to a more neutral posture on price weakness driven by concerns that a reduction in borrower costs for underserved markets would lead to higher prepayment rates.

Three types of derivatives were employed in the Fund's management during the period. We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also invested in credit default swaps to manage exposure to overall credit risk and individual issuer risk. On a standalone basis, various derivative positions used to hedge these positions did detract from performance.

Looking Ahead

The Fed has signaled a cautious approach as it begins to normalize policy. However, at some point the Fed will not only begin to increase short-term rates but also to withdraw support for lower long-term rates by discontinuing its reinvestment back into the MBS market. It would not be surprising, in our opinion, to see an increase in volatility as the market adjusts to the inevitable shift in monetary policy. The Fund is positioned

Quality Breakdown (%) (at April 30, 2015)
AAA rating	64.9
AA rating	3.5
A rating	10.3
BBB rating	20.4
BB rating	0.4
CCC rating	0.0	(a)
D rating	0.0	(a)
Not rated	0.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund's prospectus for more information on these and other risks.

underweight at this time with respect to its interest-rate risk exposure, with the expectation that interest rate increases will be more significant on the short end of the curve.

In view of our current outlook for less favorable financing conditions going forward, we have modestly decreased the Fund's corporate bond allocation, while increasing overall credit quality for the Fund as a whole. We continue to be comfortable at this time with an overweight allocation to high quality CMBS, while maintaining a more or less neutral stance with respect to MBS.

Annual Report 2015
6

COLUMBIA BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,017.10	1,020.53	4.30	4.31	0.86
Class B	1,000.00	1,000.00	1,013.30	1,016.81	8.04	8.05	1.61
Class C	1,000.00	1,000.00	1,013.30	1,016.81	8.04	8.05	1.61
Class I	1,000.00	1,000.00	1,019.10	1,022.56	2.25	2.26	0.45
Class R	1,000.00	1,000.00	1,015.80	1,019.29	5.55	5.56	1.11
Class R4	1,000.00	1,000.00	1,018.30	1,021.77	3.05	3.06	0.61
Class R5	1,000.00	1,000.00	1,019.00	1,022.46	2.35	2.36	0.47
Class T	1,000.00	1,000.00	1,017.60	1,021.03	3.80	3.81	0.76
Class W	1,000.00	1,000.00	1,017.00	1,020.53	4.30	4.31	0.86
Class Y	1,000.00	1,000.00	1,019.10	1,022.56	2.25	2.26	0.45
Class Z	1,000.00	1,000.00	1,018.30	1,021.77	3.05	3.06	0.61

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 31.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.6%
L-3 Communications Corp. 10/15/19	5.200%	325,000	359,488
07/15/20	4.750%	552,000	596,117
02/15/21	4.950%	365,000	397,846
Lockheed Martin Corp. 09/15/21	3.350%	2,205,000	2,326,163
03/01/25	2.900%	345,000	344,817
Total			4,024,431
AUTOMOTIVE 1.4%
Ford Motor Credit Co. LLC 06/15/16	3.984%	3,474,000	3,575,396
01/17/17	1.500%	3,364,000	3,370,005
11/04/19	2.597%	755,000	762,506
Ford Motor Credit Co. LLC(a) 11/08/16	0.706%	1,785,000	1,779,118
Total			9,487,025
BANKING 7.1%
Bank of America Corp. 05/02/17	5.700%	1,465,000	1,574,550
01/11/23	3.300%	1,510,000	1,513,432
Bank of New York Mellon Corp. (The)(a) 12/29/49	4.500%	3,039,000	2,898,446
Capital One Bank USA NA 02/15/23	3.375%	2,565,000	2,578,741
Citigroup, Inc.(a) 06/09/16	0.534%	2,671,000	2,658,810
08/14/17	0.747%	5,525,000	5,506,309
Discover Financial Services 04/27/22	5.200%	260,000	287,720
11/21/22	3.850%	1,508,000	1,548,849
HBOS PLC(b) 05/21/18	6.750%	1,395,000	1,559,310
HSBC Holdings PLC 01/14/22	4.875%	515,000	577,300
HSBC USA, Inc. 09/27/20	5.000%	1,200,000	1,347,095
ING Bank NV(b) 03/15/16	4.000%	2,685,000	2,753,467
JPMorgan Chase & Co.(a) 12/31/49	6.100%	3,696,000	3,816,120
JPMorgan Chase Capital XXI(a) 02/02/37	1.229%	251,000	211,467
KeyCorp Capital I(a) 07/01/28	1.014%	1,530,000	1,277,550

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
M&T Bank Corp. 12/31/49	6.875%	836,000	861,080
PNC Financial Services Group, Inc. (The)(a) 12/31/49	4.850%	2,057,000	2,015,860
Royal Bank of Scotland Group PLC 09/18/15	2.550%	1,785,000	1,795,389
05/28/24	5.125%	1,045,000	1,079,321
U.S. Bancorp 07/15/22	2.950%	3,477,000	3,490,087
Wells Fargo & Co.(a) 12/31/49	5.900%	6,683,000	7,000,442
Total			46,351,345
CABLE AND SATELLITE 0.3%
Comcast Corp. 07/15/22	3.125%	490,000	505,928
Time Warner Cable, Inc. 02/01/20	5.000%	473,000	499,736
05/01/37	6.550%	813,000	841,862
Total			1,847,526
CHEMICALS 0.5%
LYB International Finance BV 03/15/44	4.875%	440,000	464,970
LyondellBasell Industries NV 04/15/19	5.000%	1,507,000	1,656,378
11/15/21	6.000%	515,000	605,316
02/26/55	4.625%	585,000	563,787
Total			3,290,451
CONSTRUCTION MACHINERY 0.2%
John Deere Capital Corp.(a) 01/16/18	0.566%	1,235,000	1,236,253
DIVERSIFIED MANUFACTURING 0.6%
General Electric Co. 10/09/42	4.125%	1,541,000	1,598,862
03/11/44	4.500%	2,410,000	2,645,394
Total			4,244,256
ELECTRIC 3.6%
Alabama Power Co. 04/01/25	2.800%	540,000	539,263
03/01/45	3.750%	805,000	794,901
Commonwealth Edison Co. 08/01/20	4.000%	1,955,000	2,125,934
DTE Electric Co. 10/01/20	3.450%	1,985,000	2,101,672
06/15/22	2.650%	485,000	486,339

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Carolinas LLC 10/01/15	5.300%	295,000	300,806
Duke Energy Ohio, Inc. 09/01/23	3.800%	2,396,000	2,572,360
FPL Energy National Wind LLC(b) 03/10/24	5.608%	172,907	172,907
Georgia Power Co. 06/01/17	5.700%	990,000	1,082,868
09/01/40	4.750%	330,000	369,968
MidAmerican Energy Co. 10/15/24	3.500%	665,000	703,849
Nevada Power Co. 09/15/40	5.375%	674,000	828,548
Niagara Mohawk Power Corp.(b) 10/01/24	3.508%	1,290,000	1,340,992
Oncor Electric Delivery Co. LLC 06/01/22	4.100%	574,000	624,673
Oncor Electric Delivery Co. LLC(b) 04/01/25	2.950%	1,655,000	1,649,906
04/01/45	3.750%	1,165,000	1,124,141
PPL Capital Funding, Inc. 06/01/18	1.900%	810,000	811,554
06/01/23	3.400%	2,184,000	2,240,559
Pacific Gas & Electric Co. 06/15/23	3.250%	1,798,000	1,842,488
03/15/45	4.300%	855,000	898,938
Southern California Edison Co. 09/01/40	4.500%	160,000	176,775
02/01/45	3.600%	949,000	916,834
Total			23,706,275
FINANCE COMPANIES 1.2%
General Electric Capital Corp. 01/09/20	2.200%	725,000	735,735
General Electric Capital Corp.(a) 12/31/49	5.250%	5,540,000	5,900,100
HSBC Finance Corp. 01/15/21	6.676%	815,000	961,700
Total			7,597,535
FOOD AND BEVERAGE 0.3%
ConAgra Foods, Inc. 01/25/23	3.200%	1,435,000	1,407,389
08/15/39	6.625%	665,000	761,512
Total			2,168,901

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HEALTH CARE 0.7%
Becton Dickinson and Co. 12/15/24	3.734%	3,675,000	3,794,816
12/15/44	4.685%	525,000	550,228
McKesson Corp. 03/15/24	3.796%	420,000	438,522
Total			4,783,566
INDEPENDENT ENERGY 0.6%
Canadian Natural Resources Ltd. 03/15/38	6.250%	920,000	1,098,750
Continental Resources, Inc. 09/15/22	5.000%	885,000	898,275
Hess Corp. 08/15/31	7.300%	349,000	435,377
Woodside Finance Ltd.(b) 03/05/25	3.650%	1,778,000	1,762,834
Total			4,195,236
INTEGRATED ENERGY 0.6%
BP Capital Markets PLC 03/17/22	3.062%	365,000	371,946
02/10/24	3.814%	1,135,000	1,188,217
03/17/25	3.506%	570,000	580,486
Cenovus Energy, Inc. 08/15/22	3.000%	785,000	752,334
09/15/23	3.800%	825,000	828,098
11/15/39	6.750%	200,000	240,773
Total			3,961,854
LIFE INSURANCE 1.0%
American International Group, Inc. 02/15/24	4.125%	2,180,000	2,344,261
Massachusetts Mutual Life Insurance Co.(b) 04/15/65	4.500%	555,000	530,374
MetLife Capital Trust X(b) 04/08/38	9.250%	1,407,000	2,099,947
MetLife, Inc. 08/01/39	10.750%	110,000	184,250
Teachers Insurance & Annuity Association of America(b) 09/15/44	4.900%	985,000	1,079,085
Total			6,237,917
MEDIA AND ENTERTAINMENT 0.9%
21st Century Fox America, Inc. 09/15/22	3.000%	1,480,000	1,497,975
Sky PLC(b) 11/26/22	3.125%	749,000	741,479
09/16/24	3.750%	1,975,000	2,013,143

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thomson Reuters Corp. 09/29/24	3.850%	1,375,000	1,405,294
Total			5,657,891
METALS 0.1%
Vale Overseas Ltd. 11/21/36	6.875%	850,000	858,075
MIDSTREAM 1.9%
Kinder Morgan Energy Partners LP 10/01/21	5.000%	1,582,000	1,704,898
Kinder Morgan, Inc.(b) 02/15/21	5.000%	1,635,000	1,763,851
NiSource Finance Corp. 09/15/17	5.250%	605,000	658,817
02/15/23	3.850%	935,000	976,903
12/15/40	6.250%	320,000	413,284
Southern Natural Gas Co. LLC 03/01/32	8.000%	1,330,000	1,628,342
Williams Partners LP/ACMP Finance Corp. 05/15/23	4.875%	830,000	842,093
Williams Partners LP 03/15/22	3.600%	1,470,000	1,471,076
01/15/25	3.900%	759,000	747,766
09/15/25	4.000%	1,069,000	1,054,139
09/15/45	5.100%	980,000	920,883
Total			12,182,052
NATURAL GAS 0.5%
Sempra Energy 06/01/16	6.500%	1,805,000	1,913,444
10/01/22	2.875%	1,200,000	1,195,152
Total			3,108,596
OIL FIELD SERVICES 0.8%
Noble Holding International Ltd. 03/16/18	4.000%	1,763,000	1,800,584
03/01/21	4.625%	1,882,000	1,847,288
03/15/22	3.950%	221,000	202,034
04/01/25	5.950%	690,000	684,531
04/01/45	6.950%	795,000	769,573
Total			5,304,010
OTHER INDUSTRY 1.7%
Board of Trustees of the Leland Stanford Junior University (The) 05/01/47	3.460%	1,935,000	1,887,113
Northwestern University(c) 12/01/38	3.688%	1,470,000	1,484,068

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
President and Fellows of Harvard College 10/01/37	3.619%	315,000	319,936
10/15/40	4.875%	1,930,000	2,330,234
President and Fellows of Harvard College(b) 01/15/39	6.500%	1,460,000	2,080,580
University of Notre Dame du Lac 02/15/45	3.438%	3,440,000	3,307,694
Total			11,409,625
PHARMACEUTICALS 1.4%
Actavis Funding SCS 03/15/22	3.450%	965,000	980,509
03/15/25	3.800%	385,000	389,149
Actavis Funding SCS(a) 09/01/16	1.143%	770,000	772,053
Forest Laboratories, Inc.(b) 02/01/19	4.375%	716,000	764,599
02/15/21	4.875%	2,880,000	3,155,947
Johnson & Johnson 12/05/33	4.375%	2,647,000	2,989,318
Total			9,051,575
PROPERTY & CASUALTY 0.2%
ACE INA Holdings, Inc. 03/15/25	3.150%	375,000	381,502
Transatlantic Holdings, Inc. 11/30/39	8.000%	600,000	822,043
Total			1,203,545
RAILROADS 0.6%
BNSF Funding Trust I(a) 12/15/55	6.613%	954,000	1,086,368
Burlington Northern Santa Fe LLC 09/01/22	3.050%	490,000	501,508
Canadian Pacific Railway Co. 03/15/23	4.450%	810,000	893,121
Union Pacific Corp. 02/01/55	3.875%	1,330,000	1,259,751
Total			3,740,748
REFINING —%
Phillips 66 11/15/44	4.875%	250,000	262,572
RESTAURANTS 0.1%
Yum! Brands, Inc. 11/01/21	3.750%	355,000	369,181
11/01/43	5.350%	335,000	359,927
Total			729,108

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETAILERS 0.8%
CVS Health Corp. 08/12/19	2.250%	790,000	800,666
CVS Pass-Through Trust(b) 08/11/36	4.163%	2,202,813	2,269,506
Macy's Retail Holdings, Inc. 01/15/22	3.875%	530,000	562,087
Target Corp. 01/15/22	2.900%	420,000	430,919
Wal-Mart Stores, Inc. 04/11/23	2.550%	460,000	461,414
04/22/44	4.300%	610,000	657,132
Total			5,181,724
SUPRANATIONAL 0.4%
European Investment Bank 05/30/17	5.125%	2,245,000	2,443,725
TECHNOLOGY 1.2%
Microsoft Corp. 02/12/22	2.375%	1,200,000	1,197,904
Oracle Corp. 10/15/22	2.500%	2,096,000	2,069,856
Oracle Corp.(c) 05/15/22	2.500%	2,225,000	2,211,370
05/15/25	2.950%	1,390,000	1,376,179
05/15/45	4.125%	930,000	916,477
Total			7,771,786
TRANSPORTATION SERVICES 0.3%
ERAC U.S.A. Finance LLC(b) 02/15/45	4.500%	756,000	746,095
FedEx Corp. 02/01/25	3.200%	385,000	384,475
02/01/45	4.100%	670,000	640,996
Total			1,771,566
WIRELINES 1.5%
AT&T, Inc. 12/15/42	4.300%	830,000	759,642
AT&T, Inc.(c) 06/30/20	2.450%	470,000	469,473
06/30/22	3.000%	1,685,000	1,674,039
05/15/46	4.750%	770,000	752,780
Verizon Communications, Inc. 06/09/17	1.350%	5,000	4,997
03/15/21	3.450%	585,000	609,506
11/01/21	3.000%	2,365,000	2,392,592
11/01/24	3.500%	1,630,000	1,649,219
03/15/34	5.050%	290,000	309,549

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon New York, Inc. 04/01/32	7.375%	1,106,000	1,377,065
Total			9,998,862
Total Corporate Bonds & Notes (Cost: $198,572,176)			203,808,031
Residential Mortgage-Backed Securities — Agency 27.7%
Federal Home Loan Mortgage Corp.(d) 09/01/16	9.500%	73	75
03/01/21 - 05/01/41	5.000%	1,631,139	1,828,813
09/01/25 - 10/01/29	7.500%	40,588	47,395
11/01/25 - 12/01/35	7.000%	330,543	409,176
06/01/26	8.000%	700	863
06/01/43	3.500%	2,853,606	3,006,232
Federal National Mortgage Association(c)(d) 05/18/30 - 05/13/45	3.000%	10,795,000	11,193,785
05/18/30 - 05/13/45	3.500%	11,250,000	11,841,757
08/01/40 - 05/13/45	4.500%	19,327,495	21,061,371
05/13/45	4.000%	23,000,000	24,577,209
Federal National Mortgage Association(d) 10/01/15 - 10/01/29	7.500%	20,844	25,759
10/01/20 - 12/01/20	10.000%	48,438	51,853
08/01/29 - 12/01/43	3.000%	22,018,457	22,659,562
12/01/29 - 05/01/30	8.000%	138,343	159,809
06/01/32	7.000%	10,867	11,535
07/01/38	6.000%	3,734,937	4,274,946
01/01/40	5.500%	4,931,431	5,578,258
09/01/40	5.000%	3,051,406	3,398,534
05/01/43 - 06/01/44	3.500%	19,177,205	20,210,832
09/01/44	4.000%	5,507,209	5,887,710
10/01/44	4.500%	5,028,735	5,482,588
CMO Series 2013-121 Class KD 08/25/41	3.500%	8,171,490	8,614,442
Government National Mortgage Association(a)(d) 07/20/21	2.000%	16,533	17,615
04/20/22 - 06/20/28	1.625%	152,679	158,152
Government National Mortgage Association(c)(d) 05/20/45	3.000%	10,720,000	11,013,126
05/20/45	3.500%	9,000,000	9,485,505

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(d) 05/15/16	10.000%	528	531
01/15/17 - 12/15/17	8.500%	85,648	89,324
11/15/17 - 06/15/30	9.000%	68,030	72,394
11/15/17 - 08/15/20	9.500%	65,615	70,063
11/15/22 - 02/15/30	7.000%	130,092	146,556
05/15/23 - 12/15/31	6.500%	106,526	122,871
06/15/25 - 01/15/30	8.000%	155,330	176,794
04/15/26 - 03/15/30	7.500%	181,516	192,353
03/20/28	6.000%	55,202	62,969
09/20/42	3.500%	4,884,762	5,167,850
Government National Mortgage Association(d)(e) 06/15/39	4.500%	3,513,361	3,877,825
Vendee Mortgage Trust(a)(d)(f) CMO IO Series 1998-1 Class 2IO 03/15/28	0.361%	2,683,510	22,113
CMO IO Series 1998-3 Class IO 03/15/29	0.121%	3,506,556	3,343
Total Residential Mortgage-Backed Securities — Agency (Cost: $178,347,624)			181,001,888
Residential Mortgage-Backed Securities — Non-Agency 3.1%
American Mortgage Trust Series 2093-3 Class 3A(a)(d)(g)(h) 07/27/23	8.188%	4,871	2,953
BCAP LLC Trust CMO Series 2012-RR10 Class 9A1(a)(b)(d) 10/26/35	2.705%	3,080,003	3,123,893
Citigroup Mortgage Loan Trust CMO Series 2015-A Class A4(a)(d) 06/25/58	4.250%	1,276,926	1,329,662
Credit Suisse Mortgage Capital Certificates(a)(b)(d) CMO Series 2011-16R Class 7A3 12/27/36	3.376%	469,362	472,961
CMO Series 2011-17R Class 2A1 12/27/37	3.400%	375,574	378,458
Freddie Mac Structured Agency Credit Risk Debt Notes CMO Series 2015-DNA1 Class M1(a)(d) 10/25/27	1.080%	975,000	975,183

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jefferies Resecuritization Trust CMO Series 2009-R6 Class 6A1(a)(b)(d) 10/26/35	2.629%	2,035,488	2,086,996
New Residential Mortgage Loan Trust(a)(b)(d) CMO Series 2014-1A Class A 01/25/54	3.750%	2,450,133	2,528,346
Series 2014-2A Class A3 05/25/54	3.750%	1,323,647	1,360,742
RBSSP Resecuritization Trust CMO Series 2010-1 Class 3A1(a)(b)(d) 08/26/35	5.189%	4,874,223	4,931,340
WaMu Mortgage Pass-Through Certificates CMO Series 2003-AR8 Class A(a)(d) 08/25/33	2.381%	3,281,456	3,369,920
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $20,639,109)			20,560,454
Commercial Mortgage-Backed Securities — Non-Agency 10.2%
American Homes 4 Rent Trust(b)(d) Series 2014-SFR2 Class A 10/17/36	3.786%	2,707,683	2,825,218
Series 2014-SFR3 Class A 12/17/36	3.678%	3,091,913	3,200,185
American Homes 4 Rent Series 2015-SFR1 Class A(b)(d) 04/17/52	3.467%	4,600,000	4,682,531
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6 Class A4(a)(d) 09/10/47	5.331%	1,740,118	1,753,414
COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(a)(d) 05/15/46	5.958%	2,497,839	2,681,652
Colony Multifamily Mortgage Trust Series 2014-1 Class A(b)(d) 04/20/50	2.543%	5,977,272	5,999,180
Commercial Mortgage Trust(a)(d) Series 2007-C9 Class AM 12/10/49	5.650%	4,835,000	5,217,710
Commercial Mortgage Trust(d) Series 2015-CR22 Class A5 03/10/48	3.309%	1,635,000	1,687,204
Series 2015-LC19 Class A4 02/10/48	3.183%	1,100,000	1,128,471
Credit Suisse Commercial Mortgage Trust Series 2007-C3 Class A4(a)(d) 06/15/39	5.890%	2,829,988	3,026,095

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DBUBS Mortgage Trust Series 2011-LC2A Class A4(b)(d) 07/10/44	4.537%	1,775,000	1,983,009
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A7B(a)(d) 07/10/45	5.035%	555,000	557,891
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(d) 03/10/39	5.444%	1,195,000	1,258,101
JPMBB Commercial Mortgage Securities Trust(d) Series 2014-C25 Class A5 11/15/47	3.672%	3,100,000	3,292,417
Series 2015-C27 Class A4 02/15/48	3.179%	1,350,000	1,377,979
JPMorgan Chase Commercial Mortgage Securities Trust(a)(d) Series 2006-CB14 Class AM 12/12/44	5.659%	2,400,000	2,455,469
Series 2006-CB15 Class ASB 06/12/43	5.790%	323,909	326,384
LB Commercial Mortgage Trust Series 2007-C3 Class AM(a)(d) 07/15/44	6.110%	5,048,000	5,483,557
LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3(d) 02/15/40	5.430%	2,406,858	2,542,217
Merrill Lynch Mortgage Investors Trust CMO IO Series 1998-C3 Class IO(a)(d)(f) 12/15/30	1.072%	378,161	6,694
Merrill Lynch/Countrywide Commercial Mortgage Trust(a)(d) Series 2007-6 Class A4 03/12/51	5.485%	1,805,000	1,921,794
Series 2007-8 Class A3 08/12/49	6.077%	2,600,000	2,811,874
Morgan Stanley Bank of America Merrill Lynch Trust(d) Series 2015-C20 Class A3 02/15/48	2.988%	495,000	496,683
Series 2015-C21 Class A3 03/15/48	3.077%	875,000	881,326
Morgan Stanley Re-Remic Trust(a)(b)(d) Series 2009-GG10 Class A4B 08/12/45	5.989%	1,335,000	1,429,565
Series 2010-GG10 Class A4A 08/15/45	5.989%	2,075,212	2,211,668
Series 2010-GG10 Class A4B 08/15/45	5.989%	715,000	765,647
WF-RBS Commercial Mortgage Trust Series 2014-C24 Class A5(d) 11/15/47	3.607%	620,000	656,689

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(d) Series 2015-C26 Class A4 02/15/48	3.166%	1,000,000	1,018,515
Series 2015-C27 Class A4 02/15/48	3.190%	1,490,000	1,522,507
Series 2015-LC20 Class A4 04/15/50	2.925%	1,647,000	1,645,989
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $67,284,492)			66,847,635
Asset-Backed Securities — Agency 3.7%
Small Business Administration Participation Certificates Series 2012-20G Class 1 07/01/32	2.380%	365,257	363,127
Series 2012-20I Class 1 09/01/32	2.200%	389,742	387,201
Series 2012-20J Class 1 10/01/32	2.180%	1,391,799	1,380,805
Series 2012-20L Class 1 12/01/32	1.930%	386,959	376,747
Series 2013-20B Class 1 02/01/33	2.210%	2,299,202	2,281,786
Series 2013-20C Class 1 03/01/33	2.220%	1,366,163	1,356,093
Series 2013-20D Class 1 04/01/33	2.080%	2,520,554	2,478,594
Series 2013-20E Class 1 05/01/33	2.070%	228,110	224,228
Series 2013-20F Class 1 06/01/33	2.450%	1,696,312	1,710,426
Series 2013-20G Class 1 07/01/33	3.150%	625,106	653,227
Series 2013-20H Class 1 08/01/33	3.160%	1,861,437	1,945,613
Series 2013-20L Class 1 12/01/33	3.380%	1,030,391	1,089,149
Series 2014-20B Class 1 02/01/34	3.230%	665,942	693,428
Series 2014-20C Class 1 03/01/34	3.210%	567,284	592,191
Series 2014-20D Class 1 04/01/34	3.110%	1,630,092	1,687,611
Series 2014-20E Class 1 05/01/34	3.000%	1,779,590	1,844,326
Series 2014-20F Class 1 06/01/34	2.990%	1,221,135	1,267,733
Series 2014-20G Class 1 07/01/34	2.870%	1,440,837	1,473,673
Series 2014-20H Class 1 08/01/34	2.880%	1,208,352	1,233,939
Series 2014-20K Class 1 11/01/34	2.800%	675,000	686,486
Series 2014-20L Class 1 12/01/34	2.700%	545,000	555,988

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Asset-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-20C Class 1 03/01/35	2.720%	110,000	111,257
Total Asset-Backed Securities — Agency (Cost: $23,905,300)			24,393,628
Asset-Backed Securities — Non-Agency 12.2%
ARI Fleet Lease Trust(a)(b) Series 2012-A Class A 03/15/20	0.732%	763,245	763,379
ARI Fleet Lease Trust(b) Series 2014-A Class A2 11/15/22	0.810%	3,355,716	3,350,026
Ally Master Owner Trust Series 2012-5 Class A 09/15/19	1.540%	1,120,000	1,124,743
Ally Master Owner Trust(a) Series 2014-2 Class A 01/16/18	0.552%	2,345,000	2,346,658
AmeriCredit Automobile Receivables Trust Series 2015-1 Class A2B(a) 04/09/18	0.600%	3,810,000	3,810,057
Ascentium Equipment Receivables Series 2015-1A Class A2(b) 07/10/17	1.150%	1,000,000	1,000,733
BA Credit Card Trust Series 2014-A2 Class A(a) 09/16/19	0.452%	3,440,000	3,440,678
Cabela's Credit Card Master Note Trust Series 2012-1A Class A2(a)(b) 02/18/20	0.712%	635,000	636,850
Cabela's Master Credit Card Trust Series 2014-1 Class A(a) 03/16/20	0.532%	715,000	714,772
California Republic Auto Receivables Trust Series 2014-2 Class A2 03/15/17	0.540%	433,171	433,021
Chase Issuance Trust Series 2012-A4 Class A4 08/16/21	1.580%	860,000	853,444
Chase Issuance Trust(a) Series 2007-A5 Class A5 03/15/19	0.222%	2,835,000	2,823,442
Chesapeake Funding LLC(a)(b) Series 2011-2A Class A 04/07/24	1.428%	1,361,401	1,371,823
Series 2012-2A Class A 05/07/24	0.628%	755,189	755,355
Series 2013-1A Class A 01/07/25	0.628%	766,687	767,022

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2 Class MF1(a) 08/25/35	5.517%	870,811	13,230
Enterprise Fleet Financing LLC(b) Series 2013-2 Class A2 03/20/19	1.060%	1,404,923	1,406,544
Series 2015-1 Class A2 09/20/20	1.300%	1,275,000	1,276,698
Ford Credit Auto Owner Trust Series 2015-A Class A3 09/15/19	1.280%	1,245,000	1,249,068
Ford Credit Auto Owner Trust(b) Series 2015-1 Class A 07/15/26	2.120%	3,240,000	3,263,989
Ford Credit Floorplan Master Owner Trust Series 2013-1 Class A1 01/15/18	0.850%	5,025,000	5,033,071
Ford Credit Floorplan Master Owner Trust(b) Series 2013-2 Class A 03/15/22	2.090%	1,570,000	1,569,064
GE Equipment Small Ticket LLC Series 2014-1A Class A2(b) 08/24/16	0.590%	1,143,694	1,143,677
GE Equipment Transportation LLC Series 2014-1 Class A2 12/23/16	0.550%	700,819	700,745
GM Financial Automobile Leasing Trust Series 2015-1 Class A2 12/20/17	1.100%	2,975,000	2,977,820
GreatAmerica Leasing Receivables Series 2015-1 Class A2(b) 06/20/17	1.120%	1,375,000	1,376,519
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class A2(b) 05/16/44	1.147%	1,555,000	1,554,051
Harley-Davidson Motorcycle Trust Series 2015-1 Class A2B(a) 01/15/19	0.482%	3,040,000	3,039,999
Hertz Fleet Lease Funding LP(a)(b) Series 2013-3 Class A 12/10/27	0.731%	2,851,660	2,853,995
Series 2014-1 Class A 04/10/28	0.581%	660,000	660,000
Honda Auto Receivables Owner Trust Series 2013-4 Class A3 09/18/17	0.690%	2,407,000	2,406,661
Hyundai Floorplan Master Owner Trust Series 2013-1A Class A(a)(b) 05/15/18	0.532%	3,425,000	3,429,365

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MMAF Equipment Finance LLC(b) Series 2012-AA Class A3 08/10/16	0.940%	210,475	210,603
Series 2014-AA Class A2 04/10/17	0.520%	2,123,597	2,122,928
Mercedes-Benz Auto Lease Trust Series 2013-B Class A3 07/15/16	0.620%	148,766	148,852
Navitas Equipment Receivables LLC Series 2015-1 Class A2(b) 11/15/18	2.120%	2,305,000	2,305,061
New York City Tax Liens Trust Series 2014-A Class A(b) 11/10/27	1.030%	521,950	521,805
Nissan Auto Lease Trust Series 2013-B Class A3 06/15/16	0.750%	225,000	225,249
Nissan Auto Receivables Owner Trust Series 2015-A Class A1(a) 01/15/20	0.582%	2,140,000	2,140,032
PFS Tax Lien Trust Series 2014-1 Class NOTE(b) 05/15/29	1.440%	922,534	925,290
SLM Student Loan Trust Series 2014-2 Class A1(a) 07/25/19	0.431%	1,648,559	1,647,989
SMART Trust Series 2013-1US Class A3A 09/14/16	0.840%	730,518	730,600
SMART Trust(a) Series 2013-1US Class A3B 09/14/16	0.629%	281,615	281,583
SMART Trust(b) Series 2012-1USA Class A4A 12/14/17	2.010%	1,725,000	1,738,826
Santander Drive Auto Receivables Trust(a) Series 2014-2 Class A2B 07/17/17	0.502%	1,306,168	1,306,187
Series 2014-3 Class A2B 08/15/17	0.462%	763,714	763,725
TCF Auto Receivables Owner Trust Series 2014-1A Class A2(b) 05/15/17	0.590%	1,646,964	1,646,873
Westlake Automobile Receivables Trust Series 2014-1A Class A2(b) 05/15/17	0.700%	955,492	954,663
World Financial Network Credit Card Master Trust Series 2013-B Class A 03/16/20	0.910%	1,940,000	1,940,170

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Financial Network Credit Card Master Trust(a) Series 2014-A Class A 12/15/19	0.562%	2,385,000	2,385,186
Total Asset-Backed Securities — Non-Agency (Cost: $80,968,745)			80,142,121
U.S. Treasury Obligations 12.5%
U.S. Treasury 06/30/15	0.375%	12,396,000	12,401,811
09/30/15	0.250%	15,950,000	15,962,461
11/30/16	0.500%	112,000	112,044
02/15/18	1.000%	1,394,000	1,399,010
03/31/22	1.750%	2,180,000	2,172,847
02/15/25	2.000%	12,603,500	12,552,304
11/15/44	3.000%	6,291,200	6,620,016
U.S. Treasury(e) 03/31/20	1.375%	7,655,500	7,632,773
U.S. Treasury(i) STRIPS 11/15/18	0.000%	7,057,000	6,766,844
11/15/19	0.000%	4,135,000	3,860,010
02/15/40	0.000%	14,141,000	6,941,025
11/15/41	0.000%	5,013,000	2,331,777
05/15/43	0.000%	7,022,000	3,105,571
Total U.S. Treasury Obligations (Cost: $79,132,759)			81,858,493
U.S. Government & Agency Obligations 8.5%
Federal National Mortgage Association 05/27/15	0.500%	500,000	500,138
Residual Funding Corp.(i) STRIPS 10/15/19	0.000%	3,790,000	3,518,416
07/15/20	0.000%	1,349,000	1,226,947
10/15/20	0.000%	18,760,000	16,963,617
01/15/21	0.000%	26,765,000	23,988,345
01/15/30	0.000%	14,000,000	9,095,968
Total U.S. Government & Agency Obligations (Cost: $47,443,999)			55,293,431
Foreign Government Obligations(j) 1.7%
BRAZIL 0.2%
Brazilian Government International Bond 01/20/34	8.250%	345,000	455,400
01/07/41	5.625%	789,000	811,195
Total			1,266,595

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Foreign Government Obligations(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLOMBIA —%
Colombia Government International Bond 01/18/41	6.125%	235,000	275,944
MEXICO 0.7%
Mexico Government International Bond 03/15/22	3.625%	1,012,000	1,044,890
Petroleos Mexicanos 03/01/18	5.750%	2,650,000	2,895,310
06/15/35	6.625%	595,000	670,565
Total			4,610,765
PHILIPPINES 0.1%
Philippine Government International Bond 10/23/34	6.375%	430,000	600,925
QATAR 0.5%
Nakilat, Inc.(b) 12/31/33	6.067%	2,155,000	2,524,044
Ras Laffan Liquefied Natural Gas Co., Ltd. III(b) 09/30/16	5.832%	491,282	508,477
Total			3,032,521
TURKEY 0.2%
Turkey Government International Bond 01/14/41	6.000%	875,000	971,687
URUGUAY —%
Uruguay Government International Bond 11/20/45	4.125%	165,000	151,388
Total Foreign Government Obligations (Cost: $9,884,657)			10,909,825

Municipal Bonds 2.0%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 1.0%
Los Angeles Unified School District Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 07/01/34	5.750%	2,485,000	3,088,209
State of California Unlimited General Obligation Bonds Taxable Series 2010 11/01/15	3.950%	835,000	849,947

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Taxable Build America Bonds Series 2009 04/01/39	7.550%	1,720,000	2,650,898
Total			6,589,054
ILLINOIS 0.6%
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/42	5.000%	635,000	687,356
Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	865,000	1,098,212
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011 03/01/16	4.961%	2,080,000	2,152,093
Total			3,937,661
KENTUCKY 0.2%
Kentucky Asset Liability Commission Taxable Revenue Bonds Series 2010 04/01/18	3.165%	1,279,855	1,312,120
OHIO 0.2%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/35	4.532%	1,310,000	1,439,402
Total Municipal Bonds (Cost: $11,161,781)			13,278,237

Preferred Debt 0.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BANKING 0.5%
PNC Financial Services Group, Inc. (The)(a) 12/31/49	6.125%	67,625	1,897,557
U.S. Bancorp(a) 12/31/49	6.500%	42,700	1,271,606
Total			3,169,163

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Preferred Debt (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PROPERTY & CASUALTY 0.1%
Allstate Corp. (The)(a) 01/15/53	5.100%	18,600	486,390
Total Preferred Debt (Cost: $3,286,078)			3,655,553

Common Stocks —%

Issuer	Shares	Value ($)
CONSUMER STAPLES —%
Beverages —%
Crimson Wine Group Ltd.(k)	3	28
Total Consumer Staples		28

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS —%
Diversified Financial Services —%
Leucadia National Corp.	39	927
Total Financials		927
Total Common Stocks (Cost: $—)		955

Money Market Funds 0.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.111%(l)(m)	1,697,752	1,697,752
Total Money Market Funds (Cost: $1,697,752)		1,697,752
Total Investments (Cost: $722,324,472)		743,448,003
Other Assets & Liabilities, Net		(88,820,854)
Net Assets		654,627,149

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2015

At April 30, 2015, securities totaling $955,129 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE (CBT)	21	USD	4,604,578	06/2015	13,783	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	(177)	USD	(22,722,375)	06/2015	—	(99,952)
US 5YR NOTE (CBT)	(214)	USD	(25,708,421)	06/2015	39,781	—
US LONG BOND (CBT)	(70)	USD	(11,171,563)	06/2015	170,000	—
US ULTRA BOND (CBT)	(19)	USD	(3,125,500)	06/2015	63,705	—
Total			(62,727,859)		273,486	(99,952)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Credit Default Swap Contracts Outstanding at April 30, 2015

At April 30, 2015, securities totaling $971,576 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	McDonald's Corp.	6/20/20	1.000	1,615,000	(49,220)	48,088	(1,884)	—	(3,016)
Goldman Sachs International	Bank of America Corp.	12/20/19	1.000	3,890,000	(69,364)	46,885	(4,538)	—	(27,017)
Goldman Sachs International	Barclays Bank, PLC	12/20/19	1.000	2,145,000	(40,052)	44,317	(2,503)	1,762	—
Morgan Stanley*	CDX North America Investment Grade 24-V1	6/20/20	1.000	72,770,000	4,439	—	(84,898)	—	(80,459)
Total								1,762	(110,492)

*Centrally cleared swap contract

Interest Rate Swap Contracts Outstanding at April 30, 2015

At April 30, 2015, securities totaling $525,647 were pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	0.883	2/23/17	USD	34,515,000	(78)	—	(119,103)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	0.818	4/14/17	USD	34,750,000	(101)	—	(17,004)
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	1.692	2/23/20	USD	14,131,730	(61)	131,247	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	1.549	4/14/20	USD	14,274,097	(81)	—	(9,376)
Total								131,247	(145,483)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the value of these securities amounted to $106,225,562 or 16.23% of net assets.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(f)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Notes to Portfolio of Investments (continued)

(g)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2015 was $2,953, which represents less than 0.01% of net assets. Information concerning such security holdings at April 30, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	10/22/2010 - 10/12/2011	3,241

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2015, the value of these securities amounted to $2,953, which represents less than 0.01% of net assets.

(i)  Zero coupon bond.

(j)  Principal and interest may not be guaranteed by the government.

(k)  Non-income producing.

(l)  The rate shown is the seven-day current annualized yield at April 30, 2015.

(m)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	853,254	268,424,187	(267,579,689)	1,697,752	9,136	1,697,752

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	203,808,031	—	203,808,031
Residential Mortgage-Backed Securities — Agency	—	181,001,888	—	181,001,888
Residential Mortgage-Backed Securities — Non-Agency	—	20,557,501	2,953	20,560,454
Commercial Mortgage-Backed Securities — Non-Agency	—	66,847,635	—	66,847,635
Asset-Backed Securities — Agency	—	24,393,628	—	24,393,628
Asset-Backed Securities — Non-Agency	—	80,142,121	—	80,142,121
U.S. Treasury Obligations	58,853,266	23,005,227	—	81,858,493
U.S. Government & Agency Obligations	—	55,293,431	—	55,293,431
Foreign Government Obligations	—	10,909,825	—	10,909,825
Municipal Bonds	—	13,278,237	—	13,278,237
Preferred Debt	3,655,553	—	—	3,655,553
Total Bonds	62,508,819	679,237,524	2,953	741,749,296
Equity Securities
Common Stocks
Consumer Staples	28	—	—	28
Financials	927	—	—	927
Total Equity Securities	955	—	—	955
Mutual Funds
Money Market Funds	1,697,752	—	—	1,697,752
Total Mutual Funds	1,697,752	—	—	1,697,752
Investments in Securities	64,207,526	679,237,524	2,953	743,448,003
Derivatives
Assets
Futures Contracts	287,269	—	—	287,269
Swap Contracts	—	133,009	—	133,009
Liabilities
Futures Contracts	(99,952)	—	—	(99,952)
Swap Contracts	—	(255,975)	—	(255,975)
Total	64,394,843	679,114,558	2,953	743,512,354

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
1,369,932	—	—	1,369,932

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $720,626,720)	$741,750,251
Affiliated issuers (identified cost $1,697,752)	1,697,752
Total investments (identified cost $722,324,472)	743,448,003
Unrealized appreciation on swap contracts	1,762
Premiums paid on outstanding swap contracts	321
Receivable for:
Investments sold	18,713,294
Capital shares sold	652,309
Dividends	26,293
Interest	3,243,539
Variation margin	124,758
Expense reimbursement due from Investment Manager	2,817
Prepaid expenses	1,504
Trustees' deferred compensation plan	159,671
Other assets	2,430
Total assets	766,376,701
Liabilities
Disbursements in excess of cash	765
Unrealized depreciation on swap contracts	30,033
Premiums received on outstanding swap contracts	139,290
Payable for:
Investments purchased	12,533,289
Investments purchased on a delayed delivery basis	97,234,467
Capital shares purchased	319,746
Dividend distributions to shareholders	1,067,420
Variation margin	28,756
Investment management fees	7,720
Distribution and/or service fees	710
Transfer agent fees	114,440
Administration fees	1,235
Compensation of board members	51,985
Chief compliance officer expenses	37
Other expenses	59,988
Trustees' deferred compensation plan	159,671
Total liabilities	111,749,552
Net assets applicable to outstanding capital stock	$654,627,149
Represented by
Paid-in capital	$623,582,110
Undistributed net investment income	3,495,621
Accumulated net realized gain	6,371,333
Unrealized appreciation (depreciation) on:
Investments	21,123,531
Futures contracts	187,317
Swap contracts	(132,763)
Total — representing net assets applicable to outstanding capital stock	$654,627,149

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$52,256,030
Shares outstanding	5,863,930
Net asset value per share	$8.91
Maximum offering price per share(a)	$9.35
Class B
Net assets	$654,276
Shares outstanding	73,419
Net asset value per share	$8.91
Class C
Net assets	$9,406,411
Shares outstanding	1,056,602
Net asset value per share	$8.90
Class I
Net assets	$10,153
Shares outstanding	1,136
Net asset value per share(b)	$8.93
Class R
Net assets	$2,008,933
Shares outstanding	225,413
Net asset value per share	$8.91
Class R4
Net assets	$25,972
Shares outstanding	2,916
Net asset value per share	$8.91
Class R5
Net assets	$413,072
Shares outstanding	46,459
Net asset value per share	$8.89
Class T
Net assets	$11,884,515
Shares outstanding	1,335,509
Net asset value per share	$8.90
Maximum offering price per share(a)	$9.34
Class W
Net assets	$10,153
Shares outstanding	1,138
Net asset value per share	$8.92
Class Y
Net assets	$27,154,922
Shares outstanding	3,042,569
Net asset value per share	$8.92
Class Z
Net assets	$550,802,712
Shares outstanding	61,805,320
Net asset value per share	$8.91

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$447,160
Dividends — affiliated issuers	9,136
Interest	19,301,441
Total income	19,757,737
Expenses:
Investment management fees	3,091,167
Distribution and/or service fees
Class A	148,731
Class B	7,889
Class C	101,704
Class R	10,671
Class T	18,270
Class W	26
Transfer agent fees
Class A	125,580
Class B	1,661
Class C	21,451
Class R	4,506
Class R4	64
Class R5	84
Class T	25,723
Class W	21
Class Z	1,280,994
Administration fees	492,269
Compensation of board members	39,010
Custodian fees	30,138
Printing and postage fees	56,782
Registration fees	120,318
Professional fees	58,655
Chief compliance officer expenses	349
Other	22,894
Total expenses	5,658,957
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(752,335)
Fees waived by Distributor — Class C	(5,339)
Expense reductions	(2,255)
Total net expenses	4,899,028
Net investment income	14,858,709
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	19,409,319
Futures contracts	(6,513,925)
Swap contracts	(712,407)
Net realized gain	12,182,987
Net change in unrealized appreciation (depreciation) on:
Investments	(883,471)
Futures contracts	1,268,506
Swap contracts	420,811
Net change in unrealized appreciation	805,846
Net realized and unrealized gain	12,988,833
Net increase in net assets resulting from operations	$27,847,542

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$14,858,709	$19,706,354
Net realized gain	12,182,987	8,700,970
Net change in unrealized appreciation (depreciation)	805,846	(53,422,703)
Net increase (decrease) in net assets resulting from operations	27,847,542	(25,015,379)
Distributions to shareholders
Net investment income
Class A	(1,026,908)	(1,259,057)
Class B	(7,672)	(16,798)
Class C	(104,609)	(159,757)
Class I	(217)	(68)
Class R	(31,363)	(41,327)
Class R4	(598)	(861)
Class R5	(9,477)	(281,346)
Class T	(222,195)	(258,778)
Class W	(175)	(56)
Class Y	(560,997)	(546,427)
Class Z	(11,980,487)	(17,646,221)
Net realized gains
Class A	(786,677)	(1,951,137)
Class B	(9,020)	(44,693)
Class C	(126,672)	(366,449)
Class I	(129)	(76)
Class R	(25,503)	(80,586)
Class R4	(1,228)	(405)
Class R5	(5,263)	(15,028)
Class T	(154,770)	(412,706)
Class W	(129)	(76)
Class Y	(335,030)	(738,633)
Class Z	(7,627,351)	(25,393,842)
Total distributions to shareholders	(23,016,470)	(49,214,327)
Decrease in net assets from capital stock activity	(123,369,333)	(405,009,509)
Total decrease in net assets	(118,538,261)	(479,239,215)
Net assets at beginning of year	773,165,410	1,252,404,625
Net assets at end of year	$654,627,149	$773,165,410
Undistributed net investment income	$3,495,621	$1,972,268

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,222,972	10,909,892	1,642,904	14,653,752
Distributions reinvested	148,530	1,321,198	257,870	2,276,844
Redemptions	(2,412,165)	(21,539,639)	(3,742,161)	(33,627,879)
Net decrease	(1,040,663)	(9,308,549)	(1,841,387)	(16,697,283)
Class B shares
Subscriptions	12,446	111,576	8,642	76,708
Distributions reinvested	1,247	11,078	3,945	34,699
Redemptions(a)	(57,327)	(512,088)	(118,561)	(1,063,144)
Net decrease	(43,634)	(389,434)	(105,974)	(951,737)
Class C shares
Subscriptions	171,635	1,533,344	226,424	2,008,240
Distributions reinvested	21,554	191,292	49,204	432,885
Redemptions	(370,321)	(3,302,682)	(714,867)	(6,415,375)
Net decrease	(177,132)	(1,578,046)	(439,239)	(3,974,250)
Class I shares
Subscriptions	—	—	874	7,700
Redemptions	—	—	(1)	(5)
Net increase	—	—	873	7,695
Class R shares
Subscriptions	47,852	426,436	93,367	822,533
Distributions reinvested	6,306	56,095	13,784	121,463
Redemptions	(110,748)	(989,776)	(95,487)	(841,503)
Net increase (decrease)	(56,590)	(507,245)	11,664	102,493
Class R4 shares
Subscriptions	7,609	68,098	7,632	70,227
Distributions reinvested	169	1,494	122	1,088
Redemptions	(8,052)	(71,285)	(10,396)	(93,388)
Net decrease	(274)	(1,693)	(2,642)	(22,073)
Class R5 shares
Subscriptions	7,985	71,157	67,046	614,432
Distributions reinvested	1,616	14,358	31,881	288,951
Redemptions	(16,450)	(146,558)	(3,561,254)	(32,085,041)
Net decrease	(6,849)	(61,043)	(3,462,327)	(31,181,658)
Class T shares
Subscriptions	15,233	135,554	6,196	55,341
Distributions reinvested	29,764	264,454	53,551	471,538
Redemptions	(105,798)	(943,230)	(188,873)	(1,685,979)
Net decrease	(60,801)	(543,222)	(129,126)	(1,159,100)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	—	—	875	7,696
Net increase	—	—	875	7,696
Class Y shares
Subscriptions	378,792	3,405,678	317,727	2,810,782
Redemptions	(170,960)	(1,524,008)	(55,045)	(491,005)
Net increase	207,832	1,881,670	262,682	2,319,777
Class Z shares
Subscriptions	3,334,124	29,752,201	4,248,082	38,043,278
Distributions reinvested	339,625	3,022,774	774,486	6,844,689
Redemptions	(16,325,533)	(145,636,746)	(44,420,035)	(398,349,036)
Net decrease	(12,651,784)	(112,861,771)	(39,397,467)	(353,461,069)
Total net decrease	(13,829,895)	(123,369,333)	(45,102,068)	(405,009,509)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$8.86		$9.46		$9.58		$9.50		$9.24		$9.28
Income from investment operations:
Net investment income	0.17		0.16		0.23		0.02		0.29		0.27
Net realized and unrealized gain (loss)	0.15		(0.30)		0.17		0.08		0.38		0.17
Total from investment operations	0.32		(0.14)		0.40		0.10		0.67		0.44
Less distributions to shareholders:
Net investment income	(0.16)		(0.17)		(0.23)		(0.02)		(0.29)		(0.29)
Net realized gains	(0.11)		(0.29)		(0.29)		—		(0.12)		(0.19)
Total distributions to shareholders	(0.27)		(0.46)		(0.52)		(0.02)		(0.41)		(0.48)
Net asset value, end of period	$8.91		$8.86		$9.46		$9.58		$9.50		$9.24
Total return	3.63%		(1.42%)		4.21%		1.08%		7.35%		4.83%
Ratios to average net assets(b)
Total gross expenses	1.01%		0.98%		0.98%		1.01	%(c)	0.99	%(d)	1.09%
Total net expenses(e)	0.90	%(f)	0.96	%(f)	0.90	%(f)	0.80	%(c)	0.80	%(d)(f)	0.80	%(f)
Net investment income	1.85%		1.83%		2.43%		2.94	%(c)	3.07%		2.97%
Supplemental data
Net assets, end of period (in thousands)	$52,256		$61,159		$82,739		$82,929		$82,041		$75,770
Portfolio turnover	350%		360%		221%		10%		136%		178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class B	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$8.86		$9.46		$9.58		$9.50		$9.24		$9.24
Income from investment operations:
Net investment income (loss)	0.10		0.10		0.16		0.02		0.22		(0.00	)(c)
Net realized and unrealized gain (loss)	0.15		(0.31)		0.17		0.08		0.38		0.01
Total from investment operations	0.25		(0.21)		0.33		0.10		0.60		0.01
Less distributions to shareholders:
Net investment income	(0.09)		(0.10)		(0.16)		(0.02)		(0.22)		(0.01)
Net realized gains	(0.11)		(0.29)		(0.29)		—		(0.12)		—
Total distributions to shareholders	(0.20)		(0.39)		(0.45)		(0.02)		(0.34)		(0.01)
Net asset value, end of period	$8.91		$8.86		$9.46		$9.58		$9.50		$9.24
Total return	2.85%		(2.15%)		3.43%		1.02%		6.55%		0.15%
Ratios to average net assets(d)
Total gross expenses	1.76%		1.73%		1.73%		1.76	%(e)	1.74	%(f)	1.86	%(e)
Total net expenses(g)	1.65	%(h)	1.71	%(h)	1.65	%(h)	1.55	%(e)	1.55	%(f)(h)	1.55	%(e)(h)
Net investment income (loss)	1.09%		1.07%		1.70%		2.18	%(e)	2.35%		(0.95	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$654		$1,037		$2,110		$2,872		$2,969		$5,347
Portfolio turnover	350%		360%		221%		10%		136%		178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$8.85		$9.45		$9.57		$9.49		$9.24		$9.29
Income from investment operations:
Net investment income	0.10		0.11		0.17		0.02		0.23		0.21
Net realized and unrealized gain (loss)	0.16		(0.31)		0.17		0.08		0.38		0.15
Total from investment operations	0.26		(0.20)		0.34		0.10		0.61		0.36
Less distributions to shareholders:
Net investment income	(0.10)		(0.11)		(0.17)		(0.02)		(0.24)		(0.22)
Net realized gains	(0.11)		(0.29)		(0.29)		—		(0.12)		(0.19)
Total distributions to shareholders	(0.21)		(0.40)		(0.46)		(0.02)		(0.36)		(0.41)
Net asset value, end of period	$8.90		$8.85		$9.45		$9.57		$9.49		$9.24
Total return	2.91%		(2.01%)		3.59%		1.03%		6.72%		3.94%
Ratios to average net assets(b)
Total gross expenses	1.76%		1.73%		1.73%		1.75	%(c)	1.74	%(d)	1.84%
Total net expenses(e)	1.60	%(f)	1.56	%(f)	1.50	%(f)	1.40	%(c)	1.40	%(d)(f)	1.51	%(f)
Net investment income	1.15%		1.23%		1.83%		2.35	%(c)	2.46%		2.26%
Supplemental data
Net assets, end of period (in thousands)	$9,406		$10,917		$15,812		$17,129		$16,872		$13,398
Portfolio turnover	350%		360%		221%		10%		136%		178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class I	2015	2014	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$8.88	$9.48	$9.59	$9.50		$9.25		$9.58
Income from investment operations:
Net investment income	0.20	0.21	0.30	0.03		0.33		0.14
Net realized and unrealized gain (loss)	0.16	(0.31)	0.14	0.09		0.36		(0.18)
Total from investment operations	0.36	(0.10)	0.44	0.12		0.69		(0.04)
Less distributions to shareholders:
Net investment income	(0.20)	(0.21)	(0.26)	(0.03)		(0.32)		(0.16)
Net realized gains	(0.11)	(0.29)	(0.29)	—		(0.12)		(0.13)
Total distributions to shareholders	(0.31)	(0.50)	(0.55)	(0.03)		(0.44)		(0.29)
Net asset value, end of period	$8.93	$8.88	$9.48	$9.59		$9.50		$9.25
Total return	4.05%	(0.98%)	4.71%	1.21%		7.55%		(0.44%)
Ratios to average net assets(c)
Total gross expenses	0.54%	0.49%	0.52%	0.56	%(d)	0.51	%(e)	0.62	%(d)
Total net expenses(f)	0.48%	0.49%	0.51%	0.51	%(d)	0.51	%(e)(g)	0.51	%(d)(g)
Net investment income	2.27%	2.33%	2.99%	3.22	%(d)	3.51%		2.89	%(d)
Supplemental data
Net assets, end of period (in thousands)	$10	$10	$2	$15,545		$15,931		$284,143
Portfolio turnover	350%	360%	221%	10%		136%		178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
32

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class R	2015		2014		2013		2012(a)		2012(b)
Per share data
Net asset value, beginning of period	$8.86		$9.46		$9.58		$9.50		$9.51
Income from investment operations:
Net investment income	0.14		0.14		0.21		0.02		0.09
Net realized and unrealized gain (loss)	0.16		(0.31)		0.16		0.08		0.07
Total from investment operations	0.30		(0.17)		0.37		0.10		0.16
Less distributions to shareholders:
Net investment income	(0.14)		(0.14)		(0.20)		(0.02)		(0.09)
Net realized gains	(0.11)		(0.29)		(0.29)		—		(0.08)
Total distributions to shareholders	(0.25)		(0.43)		(0.49)		(0.02)		(0.17)
Net asset value, end of period	$8.91		$8.86		$9.46		$9.58		$9.50
Total return	3.37%		(1.66%)		3.95%		1.06%		1.75%
Ratios to average net assets(c)
Total gross expenses	1.26%		1.23%		1.23%		1.26	%(d)	1.40	%(d)(e)
Total net expenses(f)	1.15	%(g)	1.21	%(g)	1.15	%(g)	1.05	%(d)	1.03	%(d)(e)
Net investment income	1.59%		1.59%		2.16%		2.69	%(d)	2.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,009		$2,498		$2,558		$2,553		$2,506
Portfolio turnover	350%		360%		221%		10%		136%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
33

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$8.85		$9.45		$9.73
Income from investment operations:
Net investment income	0.19		0.18		0.10
Net realized and unrealized gain (loss)	0.16		(0.30)		(0.07	)(b)
Total from investment operations	0.35		(0.12)		0.03
Less distributions to shareholders:
Net investment income	(0.18)		(0.19)		(0.10)
Net realized gains	(0.11)		(0.29)		(0.21)
Total distributions to shareholders	(0.29)		(0.48)		(0.31)
Net asset value, end of period	$8.91		$8.85		$9.45
Total return	4.00%		(1.18%)		0.36%
Ratios to average net assets(c)
Total gross expenses	0.76%		0.74%		0.69	%(d)
Total net expenses(e)	0.64	%(f)	0.70	%(f)	0.69	%(d)
Net investment income	2.12%		1.99%		2.38	%(d)
Supplemental data
Net assets, end of period (in thousands)	$26		$28		$55
Portfolio turnover	350%		360%		221%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
34

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.84	$9.45	$9.73
Income from investment operations:
Net investment income	0.20	0.19	0.11
Net realized and unrealized gain (loss)	0.15	(0.31)	(0.07	)(b)
Total from investment operations	0.35	(0.12)	0.04
Less distributions to shareholders:
Net investment income	(0.19)	(0.20)	(0.11)
Net realized gains	(0.11)	(0.29)	(0.21)
Total distributions to shareholders	(0.30)	(0.49)	(0.32)
Net asset value, end of period	$8.89	$8.84	$9.45
Total return	4.04%	(1.10%)	0.42%
Ratios to average net assets(c)
Total gross expenses	0.56%	0.57%	0.55	%(d)
Total net expenses(e)	0.50%	0.57%	0.55	%(d)
Net investment income	2.25%	2.09%	2.71	%(d)
Supplemental data
Net assets, end of period (in thousands)	$413	$471	$33,221
Portfolio turnover	350%	360%	221%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
35

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class T	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$8.85		$9.45		$9.57		$9.48		$9.23		$9.23
Income from investment operations:
Net investment income (loss)	0.17		0.17		0.24		0.02		0.30		(0.00	)(c)
Net realized and unrealized gain (loss)	0.16		(0.30)		0.17		0.09		0.37		0.02
Total from investment operations	0.33		(0.13)		0.41		0.11		0.67		0.02
Less distributions to shareholders:
Net investment income	(0.17)		(0.18)		(0.24)		(0.02)		(0.30)		(0.02)
Net realized gains	(0.11)		(0.29)		(0.29)		—		(0.12)		—
Total distributions to shareholders	(0.28)		(0.47)		(0.53)		(0.02)		(0.42)		(0.02)
Net asset value, end of period	$8.90		$8.85		$9.45		$9.57		$9.48		$9.23
Total return	3.73%		(1.32%)		4.32%		1.20%		7.36%		0.21%
Ratios to average net assets(d)
Total gross expenses	0.91%		0.88%		0.88%		0.91	%(e)	0.89	%(f)	1.01	%(e)
Total net expenses(g)	0.80	%(h)	0.86	%(h)	0.80	%(h)	0.70	%(e)	0.70	%(f)(h)	0.70	%(e)(h)
Net investment income	1.95%		1.94%		2.53%		3.04	%(e)	3.17%		(0.07	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$11,885		$12,351		$14,412		$15,630		$15,577		$16,251
Portfolio turnover	350%		360%		221%		10%		136%		178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
36

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class W	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$8.87		$9.47		$9.58		$9.50		$9.24		$9.57
Income from investment operations:
Net investment income	0.17		0.17		0.24		0.02		0.29		0.12
Net realized and unrealized gain (loss)	0.15		(0.31)		0.17		0.08		0.38		(0.18)
Total from investment operations	0.32		(0.14)		0.41		0.10		0.67		(0.06)
Less distributions to shareholders:
Net investment income	(0.16)		(0.17)		(0.23)		(0.02)		(0.29)		(0.14)
Net realized gains	(0.11)		(0.29)		(0.29)		—		(0.12)		(0.13)
Total distributions to shareholders	(0.27)		(0.46)		(0.52)		(0.02)		(0.41)		(0.27)
Net asset value, end of period	$8.92		$8.87		$9.47		$9.58		$9.50		$9.24
Total return	3.62%		(1.40%)		4.32%		1.09%		7.38%		(0.60%)
Ratios to average net assets(c)
Total gross expenses	1.00%		0.90%		0.90%		0.90	%(d)	0.95	%(e)	1.08	%(d)
Total net expenses(f)	0.90	%(g)	0.90	%(g)	0.88	%(g)	0.75	%(d)	0.79	%(e)	0.80	%(d)(g)
Net investment income	1.85%		1.92%		2.46%		3.04	%(d)	3.08%		2.63	%(d)
Supplemental data
Net assets, end of period (in thousands)	$10		$10		$2		$3		$2		$2
Portfolio turnover	350%		360%		221%		10%		136%		178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
37

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class Y	2015	2014	2013	2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$8.87	$9.47	$9.59	$9.51		$9.25		$9.30
Income from investment operations:
Net investment income	0.20	0.20	0.27	0.03		0.32		0.30
Net realized and unrealized gain (loss)	0.15	(0.30)	0.16	0.08		0.38		0.16
Total from investment operations	0.35	(0.10)	0.43	0.11		0.70		0.46
Less distributions to shareholders:
Net investment income	(0.19)	(0.21)	(0.26)	(0.03)		(0.32)		(0.32)
Net realized gains	(0.11)	(0.29)	(0.29)	—		(0.12)		(0.19)
Total distributions to shareholders	(0.30)	(0.50)	(0.55)	(0.03)		(0.44)		(0.51)
Net asset value, end of period	$8.92	$8.87	$9.47	$9.59		$9.51		$9.25
Total return	4.05%	(0.99%)	4.60%	1.11%		7.66%		5.01%
Ratios to average net assets(b)
Total gross expenses	0.54%	0.53%	0.53%	0.56	%(c)	0.53	%(d)	0.76%
Total net expenses(e)	0.48%	0.53%	0.52%	0.51	%(c)	0.51	%(d)	0.53	%(f)
Net investment income	2.27%	2.27%	2.80%	3.23	%(c)	3.38%		3.21%
Supplemental data
Net assets, end of period (in thousands)	$27,155	$25,147	$24,368	$22,718		$22,474		$24,717
Portfolio turnover	350%	360%	221%	10%		136%		178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
38

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$8.86		$9.46		$9.58		$9.50		$9.24		$9.29
Income from investment operations:
Net investment income	0.19		0.19		0.26		0.03		0.31		0.29
Net realized and unrealized gain (loss)	0.15		(0.31)		0.16		0.07		0.38		0.17
Total from investment operations	0.34		(0.12)		0.42		0.10		0.69		0.46
Less distributions to shareholders:
Net investment income	(0.18)		(0.19)		(0.25)		(0.02)		(0.31)		(0.32)
Net realized gains	(0.11)		(0.29)		(0.29)		—		(0.12)		(0.19)
Total distributions to shareholders	(0.29)		(0.48)		(0.54)		(0.02)		(0.43)		(0.51)
Net asset value, end of period	$8.91		$8.86		$9.46		$9.58		$9.50		$9.24
Total return	3.88%		(1.17%)		4.47%		1.10%		7.63%		4.98%
Ratios to average net assets(b)
Total gross expenses	0.75%		0.73%		0.73%		0.75	%(c)	0.73	%(d)	0.84%
Total net expenses(e)	0.65	%(f)	0.71	%(f)	0.65	%(f)	0.55	%(c)	0.55	%(d)(f)	0.55	%(f)
Net investment income	2.10%		2.07%		2.69%		3.14	%(c)	3.33%		3.21%
Supplemental data
Net assets, end of period (in thousands)	$550,803		$659,538		$1,077,125		$1,599,267		$1,733,175		$2,120,951
Portfolio turnover	350%		360%		221%		10%		136%		178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
39

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report 2015
40

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's

Annual Report 2015
41

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as

Annual Report 2015
42

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place.

Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage the duration and yield curve exposure of the Fund. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between

Annual Report 2015
43

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2015:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Centrally Cleared Swap Contracts(c)	47,552	—	47,552	24,261	—	—	23,291
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(e)
Liability Derivatives:
Over-the-Counter Swap Contracts(f)	167,561	—	167,561	—	—	—	167,561
Centrally Cleared Swap Contracts(g)	24,261	—	24,261	24,261	—	—	—
Total liability derivatives	191,822	—	191,822	24,261	—	—	167,561

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

Annual Report 2015
44

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

(b) Represents the net amount due from counterparties in the event of default.

(c) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e) Represents the net amount due to counterparties in the event of default.

(f) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(g) Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	1,762	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	287,269	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	131,247	*
Interest rate risk	Premiums paid on outstanding swap contracts	321
Total		420,599
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	110,492	*
Credit risk	Premiums received on outstanding swap contracts	139,290
Interest rate risk	Net assets — unrealized depreciation on futures contracts	99,952	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	145,483	*
Total		495,217

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(1,066,773)	(1,066,773)
Interest rate risk	(6,513,925)	354,366	(6,159,559)
Total	(6,513,925)	(712,407)	(7,226,332)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	456,639	456,639
Interest rate risk	1,268,506	(35,018)	1,233,488
Total	1,268,506	421,621	1,690,127

Annual Report 2015
45

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	19,860,496
Futures contracts — Short	55,038,430
Credit default swap contracts — buy protection	50,890,000
Derivative Instrument	Average Unrealized Appreciation($)*	Average Unrealized Depreciation($)*
Interest rate swap contracts	314,496	(146,099)

*Based on the ending quarterly outstanding amounts for the year ended April 30, 2015.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the

Fund may not receive all or part of the interest payments if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2015
46

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer

Annual Report 2015
47

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class R	0.21
Class R4	0.21
Class R5	0.02
Class T	0.21
Class W	0.21
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, these minimum account balance fees reduced total expenses of the Fund by $2,255.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A,

Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Prior to September 1, 2014, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by the selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended April 30, 2015 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $41,384 for Class A, $602 for Class B, $98 for Class C, and $97 for Class T shares for the year ended April 30, 2015.

Annual Report 2015
48

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2014 through August 31, 2015	Prior to September 1, 2014
Class A	0.93%	0.97%
Class B	1.68	1.72
Class C	1.68	1.72
Class I	0.52	0.57
Class R	1.18	1.22
Class R4	0.68	0.72
Class R5	0.57	0.62
Class T	0.83	0.87
Class W	0.93	0.97
Class Y	0.52	0.57
Class Z	0.68	0.72

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of 0.86% for Class A, 1.61% for Class B, 1.61% for Class C, 0.45% for Class I, 1.11% for Class R, 0.61% for Class R4, 0.50% for Class R5, 0.76% for Class T, 0.86% for Class W, 0.45% for Class Y and 0.61% for Class Z. This arrangement may be revised or discontinued at any time.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor prior to September 1, 2014, as discussed above, are in addition to the waiver/reimbursement under these fee waivers and/or expense reimbursement arrangements.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, distribution reclassifications, derivative investments, certain convertible preferred securities, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$609,342
Accumulated net realized gain	(609,342)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$16,966,230	$19,032,410
Long-term capital gains	6,050,240	30,181,917
Total	$23,016,470	$49,214,327

Annual Report 2015
49

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,500,275
Undistributed long-term capital gains	2,470,002
Net unrealized appreciation	25,496,643

At April 30, 2015, the cost of investments for federal income tax purposes was $717,951,360 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$29,859,418
Unrealized depreciation	(4,362,775)
Net unrealized appreciation	$25,496,643

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,702,870,377 and $2,785,559,471, respectively, for the year ended April 30, 2015, of which $2,174,566,713 and $2,245,229,136, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2015, one unaffiliated shareholder of record owned 78.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 9. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit

Annual Report 2015
50

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Annual Report 2015
51

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
52

COLUMBIA BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

Annual Report 2015
53

COLUMBIA BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$5,377,804

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
54

COLUMBIA BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2015
55

COLUMBIA BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
56

COLUMBIA BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
57

COLUMBIA BOND FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
58

COLUMBIA BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
59

Columbia Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN121_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA INTERMEDIATE BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	38
Statement of Operations	41
Statement of Changes in Net Assets	42
Financial Highlights	45
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	71
Federal Income Tax Information	72
Trustees and Officers	73
Important Information About This Report	77

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Intermediate Bond Fund (the Fund) Class A shares returned 3.56% excluding sales charges for the 12-month period that ended April 30, 2015.

■  During the same 12-month period, the Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.46%.

■  The Fund's performance was constrained by its conservative stance with respect to interest-rate risk, as well as energy exposure within its corporate bond allocation. An overweighting of financials within the Fund's corporate bond allocation and an overweighting of commercial mortgage-backed securities benefited performance.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		3.56	4.08	4.67
Including sales charges		0.49	3.45	4.35
Class B	02/01/02
Excluding sales charges		2.79	3.31	3.89
Including sales charges		-0.21	3.31	3.89
Class C	02/01/02
Excluding sales charges		2.89	3.46	4.04
Including sales charges		1.89	3.46	4.04
Class I*	09/27/10	3.94	4.47	4.99
Class K*	02/28/13	3.63	4.16	4.73
Class R*	01/23/06	3.41	3.85	4.42
Class R4*	11/08/12	3.82	4.34	4.93
Class R5*	11/08/12	3.89	4.38	4.95
Class W*	09/27/10	3.56	4.12	4.71
Class Y*	11/08/12	3.94	4.42	4.97
Class Z	12/05/78	3.93	4.37	4.94
Barclays U.S. Aggregate Bond Index		4.46	4.12	4.75

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 3.56% excluding sales charges. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.46% for the same time period. The most significant detractor from the Fund's relative performance was a conservative stance with respect to interest-rate risk against a backdrop of declining U.S. Treasury yields, while security selection within the Fund's corporate bond allocation and exposure to commercial mortgage-backed securities (CMBS) benefited performance.

Markets Focused on Geopolitical and Macroeconomic Factors

The U.S. Treasury yield curve flattened over the 12-month period ended April 30, 2015, as rates rose modestly on shorter maturities while experiencing significant declines farther out along the curve. Credit spreads (the incremental yield provided by corporate bonds vs. Treasuries) widened to a modest degree over the same period.

As the period opened, the bond market appeared to have become comfortable with the trajectory of the U.S. Federal Reserve (the Fed), as it continued to reduce its longer term bond purchases while actively monitoring conditions with an eye toward beginning to increase short-term interest rates. Investment-grade corporate debt continued to benefit from the investor search for yield against a backdrop of extraordinarily low U.S. Treasury rates.

As the period progressed, however, macroeconomic and geopolitical uncertainties increasingly came to the forefront. The ongoing Russia-Ukraine standoff, the rise of a militant fundamentalist group in Iraq and Syria, and a resurgence in the Israeli-Palestinian conflict were among the geopolitical factors contributing to an increase in risk aversion on the part of investors. At the same time, the prospect of the Fed moving toward a more normal monetary policy created concerns over credit sensitive areas of the bond market that have benefited from low interest rates. Even as the Fed appeared prepared to tighten policy, the European Central Bank, Bank of Japan, and Peoples Bank of China stepped up efforts to stimulate their respective economies. The result of these diverging central bank policies was further support for the dollar against other leading currencies and a strengthening of the headwind for U.S. exports.

Risk sentiment was further undermined by a collapse in crude oil prices over the latter part of 2014, which resulted in energy-related areas of the bond market being severely punished by investors, along with bonds in a number of emerging markets heavily dependent on oil exports. The bond market volatility continued into early 2015, as markets looked for signs of stabilization in oil and other commodity markets and digested expectations with respect to the timing of the Fed's first interest-rate hike. In its March meeting, the Fed dropped its pledge to remain patient on monetary policy, but signaled that any subsequent increases would be incremental and dependent on incoming economic data. Investors responded favorably to this measured approach, leading to a further decline in Treasury yields and some improvement in credit sentiment. In

Portfolio Management

Carl Pappo, CFA

Brian Lavin, CFA

Michael Zazzarino

Portfolio Breakdown (%) (at April 30, 2015)
Asset-Backed Securities — Agency	3.4
Asset-Backed Securities — Non-Agency	15.5
Commercial Mortgage- Backed Securities — Non-Agency	6.3
Common Stocks	0.0	(a)
Financials	0.0	(a)
Industrials	0.0	(a)
Corporate Bonds & Notes	34.7
Foreign Government Obligations	1.2
Money Market Funds	0.5
Municipal Bonds	1.2
Preferred Debt	1.5
Residential Mortgage- Backed Securities — Agency	16.9
Residential Mortgage- Backed Securities — Non-Agency	4.5
Senior Loans	0.1
U.S. Government & Agency Obligations	2.8
U.S. Treasury Obligations	11.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Quality Breakdown (%) (at April 30, 2015)
AAA rating	54.1
AA rating	3.3
A rating	7.3
BBB rating	23.6
BB rating	4.0
B rating	2.7
CCC rating	0.7
CC rating	0.0	(a)
C rating	0.0	(a)
D rating	0.0	(a)
Not rated	4.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's sub adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

addition, despite some further easing in oil prices, the market's response to the decline in commodity prices stabilized as 2015 progressed.

Contributors and Detractors

Throughout the period, the Fund was positioned with a shorter duration (and corresponding sensitivity to interest rates) than the benchmark. The Fund's duration stance detracted from relative returns as long-term interest rates declined over the 12 months. However, the negative impact was largely offset by the Fund's positioning along the Treasury yield curve, which took advantage of the curve's flattening over the period via modest rate increases for maturities three years and below that were accompanied by declining rates on longer maturities.

Out-of-benchmark exposure to high-yield corporate issues added to relative performance. Security selection within the Fund's investment-grade corporate bond allocation contributed positively as well. Specifically, an overweighting in financial institutions added value, as a number of our bank holdings were lower in the capital structure and came to be viewed more favorably by investors in the wake of tighter regulation and higher capital standards being applied to the industry. While the Fund's energy exposure within industrials was a modest detractor, we continue to view our tilt toward pipeline-oriented issuers as designed to provide a measure of insulation from volatility in crude oil prices.

The Fund's overweight exposure to CMBS, with a focus on AAA-rated issues, added to relative return while also helping improve the Fund's overall credit profile. The Fund's residential mortgage-backed securities (MBS) allocation benefited from the Fed's ongoing efforts to support the housing market, which have included both holding the fed funds rate near zero and reinvesting principal and interest from its sizable mortgage portfolio into the MBS market. Given a relatively stable outlook for interest rates, we emphasized 30-year pools in order to maximize incremental income to the Fund. The Fund benefited from a position in non-agency MBS, which performed well on stronger housing market fundamentals.

Derivatives were employed in the Fund's management during the period. We invested in highly-liquid, widely-traded Treasury futures and interest-rate swap contracts to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also invested in credit default swaps to manage exposure to overall credit risk and individual issuer risk. These positions detracted from overall performance during the period. Positions in forward foreign currency exchange contracts had a positive effect on performance.

Looking Ahead

The Fed has signaled a cautious approach as it begins to normalize policy. However, at some point the Fed will not only begin to hike short-term rates but also to withdraw support for lower long-term rates by discontinuing its reinvestment back into the MBS market. We would not be surprised to see an increase in volatility as the market adjusts to the inevitable shift in monetary policy. The Fund is positioned underweight at this time with

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

respect to its interest-rate risk exposure, with the expectation that interest rate increases will be more significant on the short end of the curve.

In view of our current outlook for less favorable financing conditions going forward, we have modestly decreased the Fund's corporate bond allocation, while increasing overall credit quality for the Fund as a whole. We are maintaining an underweight position at this time with respect to agency MBS in favor of more attractively valued segments of the bond market including non-agency MBS and CMBS.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,018.90	1,020.53	4.30	4.31	0.86
Class B	1,000.00	1,000.00	1,014.10	1,016.81	8.04	8.05	1.61
Class C	1,000.00	1,000.00	1,015.40	1,017.06	7.80	7.80	1.56
Class I	1,000.00	1,000.00	1,020.80	1,022.36	2.46	2.46	0.49
Class K	1,000.00	1,000.00	1,019.30	1,020.88	3.96	3.96	0.79
Class R	1,000.00	1,000.00	1,017.70	1,019.29	5.55	5.56	1.11
Class R4	1,000.00	1,000.00	1,020.20	1,021.77	3.06	3.06	0.61
Class R5	1,000.00	1,000.00	1,020.60	1,022.12	2.71	2.71	0.54
Class W	1,000.00	1,000.00	1,018.90	1,020.53	4.30	4.31	0.86
Class Y	1,000.00	1,000.00	1,020.80	1,022.36	2.46	2.46	0.49
Class Z	1,000.00	1,000.00	1,020.20	1,021.77	3.06	3.06	0.61

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 37.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.6%
Bombardier, Inc.(b) 03/15/25	7.500%	232,000	229,970
Huntington Ingalls Industries, Inc.(b) 12/15/21	5.000%	153,000	158,164
L-3 Communications Corp. 07/15/20	4.750%	2,867,000	3,096,136
02/15/21	4.950%	3,022,000	3,293,947
Lockheed Martin Corp. 09/15/21	3.350%	10,464,000	11,038,986
03/01/25	2.900%	2,066,000	2,064,907
TransDigm, Inc. 07/15/24	6.500%	509,000	516,559
Total			20,398,669
AUTOMOTIVE 1.0%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	217,000	223,510
Ford Motor Co. 02/01/29	6.375%	3,645,000	4,450,567
Ford Motor Credit Co. LLC 11/04/19	2.597%	3,995,000	4,034,718
Ford Motor Credit Co. LLC(c) 11/08/16	0.706%	8,815,000	8,785,954
03/27/17	0.899%	15,210,000	15,204,114
Gates Global LLC/Co.(b) 07/15/22	6.000%	60,000	55,950
General Motors Co. 10/02/23	4.875%	587,000	635,733
General Motors Financial Co., Inc. 01/15/25	4.000%	312,000	313,929
Schaeffler Holding Finance BV PIK(b) 11/15/19	6.250%	521,000	554,865
Tenneco, Inc. 12/15/24	5.375%	162,000	169,695
ZF North America Capital, Inc.(b) 04/29/22	4.500%	211,000	210,604
04/29/25	4.750%	406,000	407,015
Total			35,046,654
BANKING 8.9%
Ally Financial, Inc. 03/15/20	8.000%	1,998,000	2,367,630
09/30/24	5.125%	421,000	436,788
03/30/25	4.625%	205,000	204,359

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Bank of America Corp. 05/02/17	5.700%		7,605,000	8,173,687
01/11/23	3.300%		4,416,000	4,426,038
01/22/25	4.000%		4,360,000	4,321,397
Bank of New York Mellon Corp. (The) 05/15/19	5.450%		3,325,000	3,780,222
Bank of New York Mellon Corp. (The)(c) 12/29/49	4.500%		5,351,000	5,103,516
Barclays Bank PLC(c) 04/10/23	7.750%		2,506,000	2,781,660
12/15/49	6.278%		2,795,000	3,039,563
12/31/49	6.625%		12,203,000	12,233,508
12/31/49	8.250%		5,455,000	5,810,655
Barclays PLC 09/11/24	4.375%		2,295,000	2,298,543
Capital One Bank USA NA 02/15/23	3.375%		2,510,000	2,523,446
Citigroup, Inc. 08/25/36	6.125%		2,520,000	2,973,167
Citigroup, Inc.(c) 08/14/17	0.747%		13,820,000	13,773,247
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(b)(c) 12/31/49	11.000%		6,389,000	8,209,865
Credit Agricole SA(b)(c) 12/31/49	8.375%		3,655,000	4,319,296
Discover Financial Services 04/27/22	5.200%		5,282,000	5,845,140
11/21/22	3.850%		4,850,000	4,981,377
Fifth Third Bancorp(c) 12/31/49	5.100%		13,754,000	13,083,492
HBOS PLC(b) 05/21/18	6.750%		9,827,000	10,984,473
HSBC Holdings PLC(c) 12/31/49	6.375%		24,415,000	25,147,450
HSBC USA, Inc. 09/27/20	5.000%		3,469,000	3,894,227
JPMorgan Chase & Co.(c) 12/31/49	6.100%		14,282,000	14,746,165
JPMorgan Chase Bank NA(c) 06/13/16	0.600%		10,850,000	10,823,776
JPMorgan Chase Capital XXI(c) 02/02/37	1.229%		26,005,000	21,909,212
KBC Groep NV(c) 12/31/49	5.625%	EUR	7,717,000	8,697,526
KeyCorp Capital I(c) 07/01/28	1.014%		9,832,000	8,209,720
Lloyds Banking Group PLC 11/04/24	4.500%		3,635,000	3,726,598

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lloyds Banking Group PLC(b)(c) 12/31/49	6.657%	2,527,000	2,887,098
M&T Bank Corp. 12/31/49	6.875%	7,701,000	7,932,030
Mellon Capital IV(c) 06/29/49	4.000%	1,035,000	884,925
Natixis SA(b)(c) 12/31/49	10.000%	6,890,000	8,199,100
PNC Financial Services Group, Inc. (The)(c) 05/29/49	4.482%	5,349,000	5,357,451
12/31/49	4.850%	1,648,000	1,615,040
Rabobank Capital Funding Trust III(b)(c) 12/31/49	5.254%	10,396,000	10,798,845
Royal Bank of Scotland Group PLC 05/28/24	5.125%	602,000	621,771
Santander Holdings USA, Inc. 08/27/18	3.450%	10,627,000	11,046,820
State Street Capital Trust IV(c) 06/01/67	1.271%	4,470,000	3,844,200
State Street Corp. 03/15/18	4.956%	11,494,000	12,418,382
Synovus Financial Corp. 02/15/19	7.875%	321,000	361,526
U.S. Bancorp 07/15/22	2.950%	6,137,000	6,160,100
Washington Mutual Bank(d)(e)(f) 01/15/15	5.125%	27,379,000	41,069
Wells Fargo & Co.(c) 12/31/49	5.900%	15,179,000	15,900,002
Wells Fargo Capital X 12/15/36	5.950%	3,095,000	3,191,719
Total			310,085,821
BROKERAGE/ASSET MANAGERS/EXCHANGES —%
E*TRADE Financial Corp. 11/15/22	5.375%	351,000	372,938
09/15/23	4.625%	281,000	286,971
Total			659,909
BUILDING MATERIALS 0.1%
Allegion US Holding Co., Inc. 10/01/21	5.750%	182,000	191,555
American Builders & Contractors Supply Co., Inc.(b) 04/15/21	5.625%	310,000	319,300
Gibraltar Industries, Inc. 02/01/21	6.250%	209,000	212,135

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HD Supply, Inc. 07/15/20	7.500%	891,000	955,598
Masco Corp. 04/01/25	4.450%	366,000	377,895
Nortek, Inc. 04/15/21	8.500%	364,000	393,120
RSI Home Products, Inc.(b) 03/15/23	6.500%	214,000	222,560
USG Corp.(b) 11/01/21	5.875%	122,000	130,845
Total			2,803,008
CABLE AND SATELLITE 0.5%
Altice Financing SA(b) 02/15/23	6.625%	285,000	294,262
CCO Holdings LLC/Capital Corp. 01/31/22	6.625%	404,000	430,260
09/30/22	5.250%	143,000	142,893
CCO Holdings LLC/Capital Corp.(b) 05/01/23	5.125%	35,000	34,650
05/01/25	5.375%	281,000	276,082
05/01/27	5.875%	485,000	477,725
CSC Holdings LLC 11/15/21	6.750%	442,000	501,670
Cablevision Systems Corp. 09/15/22	5.875%	251,000	266,060
Cequel Communications Holdings I LLC/Capital Corp.(b) 12/15/21	5.125%	130,000	130,488
Comcast Corp. 07/15/22	3.125%	2,585,000	2,669,025
DISH DBS Corp. 06/01/21	6.750%	1,024,000	1,084,242
Hughes Satellite Systems Corp. 06/15/21	7.625%	275,000	306,625
Intelsat Jackson Holdings SA 10/15/20	7.250%	256,000	263,968
Intelsat Luxembourg SA 06/01/23	8.125%	189,000	172,994
Time Warner Cable, Inc. 02/01/20	5.000%	2,081,000	2,198,629
05/01/37	6.550%	4,182,000	4,330,465
UPCB Finance IV Ltd.(b) 01/15/25	5.375%	427,000	433,939
Unitymedia Hessen GmbH & Co. KG NRW(b) 01/15/25	5.000%	273,000	274,706
Unitymedia KabelBW GmbH(b) 01/15/25	6.125%	403,000	420,631

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Videotron Ltd. 07/15/22	5.000%	231,000	238,346
Virgin Media Finance PLC(b) 10/15/24	6.000%	200,000	206,875
01/15/25	5.750%	810,000	823,162
Virgin Media Secured Finance PLC(b) 04/15/21	5.375%	198,000	206,663
Total			16,184,360
CHEMICALS 0.4%
Angus Chemical Co.(b) 02/15/23	8.750%	296,000	294,890
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b) 05/01/21	7.375%	365,000	396,937
Celanese U.S. Holdings LLC 06/15/21	5.875%	298,000	327,055
Eco Services Operations LLC/Finance Corp.(b) 11/01/22	8.500%	297,000	302,940
Huntsman International LLC(b) 11/15/22	5.125%	133,000	134,413
INEOS Group Holdings SA(b) 08/15/18	6.125%	69,000	70,208
02/15/19	5.875%	365,000	369,563
JM Huber Corp.(b) 11/01/19	9.875%	392,000	422,870
LYB International Finance BV 03/15/44	4.875%	1,405,000	1,484,732
LyondellBasell Industries NV 11/15/21	6.000%	2,715,000	3,191,132
02/26/55	4.625%	2,150,000	2,072,037
NOVA Chemicals Corp.(b) 05/01/25	5.000%	1,001,000	1,054,804
PQ Corp.(b) 11/01/18	8.750%	1,588,000	1,649,614
Platform Specialty Products Corp.(b) 02/01/22	6.500%	648,000	677,160
WR Grace & Co.(b) 10/01/21	5.125%	438,000	456,615
10/01/24	5.625%	115,000	123,625
Total			13,028,595
CONSTRUCTION MACHINERY 0.2%
Ashtead Capital, Inc.(b) 07/15/22	6.500%	176,000	189,200
H&E Equipment Services, Inc. 09/01/22	7.000%	205,000	214,738

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
John Deere Capital Corp.(c) 01/16/18	0.566%	6,355,000	6,361,450
United Rentals North America, Inc. 04/15/22	7.625%	351,000	386,977
06/15/23	6.125%	712,000	746,354
11/15/24	5.750%	252,000	258,930
Total			8,157,649
CONSUMER CYCLICAL SERVICES 0.2%
ADT Corp. (The) 07/15/22	3.500%	276,000	260,130
APX Group, Inc. 12/01/19	6.375%	861,000	858,847
12/01/20	8.750%	420,000	387,450
Alibaba Group Holding Ltd.(b) 11/28/24	3.600%	4,369,000	4,349,374
IHS, Inc.(b) 11/01/22	5.000%	484,000	484,000
Interval Acquisition Corp.(b) 04/15/23	5.625%	237,000	239,963
Monitronics International, Inc. 04/01/20	9.125%	375,000	369,375
Total			6,949,139
CONSUMER PRODUCTS 0.1%
Serta Simmons Holdings LLC(b) 10/01/20	8.125%	694,000	735,640
Spectrum Brands, Inc. 11/15/22	6.625%	697,000	745,790
Springs Industries, Inc. 06/01/21	6.250%	349,000	346,383
Tempur Sealy International, Inc. 12/15/20	6.875%	469,000	499,485
Total			2,327,298
DIVERSIFIED MANUFACTURING 0.2%
Entegris, Inc.(b) 04/01/22	6.000%	350,000	365,750
General Electric Co. 10/09/42	4.125%	3,777,000	3,918,819
03/11/44	4.500%	3,090,000	3,391,812
Total			7,676,381
ELECTRIC 2.7%
AES Corp. (The) 07/01/21	7.375%	466,000	518,569

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alabama Power Co. 04/01/25	2.800%	2,815,000	2,811,158
01/15/42	4.100%	1,368,000	1,426,843
03/01/45	3.750%	4,090,000	4,038,687
CMS Energy Corp. 02/15/18	5.050%	11,876,000	12,954,044
DTE Electric Co. 06/15/22	2.650%	2,559,000	2,566,065
Duke Energy Ohio, Inc. 09/01/23	3.800%	50,000	53,680
Duke Energy Progress, Inc. 03/30/44	4.375%	3,055,000	3,358,087
FPL Energy National Wind LLC(b) 03/10/24	5.608%	248,294	248,294
Georgia Power Co. 09/01/40	4.750%	2,022,000	2,266,897
MidAmerican Energy Co. 10/15/24	3.500%	4,180,000	4,424,196
NRG Energy, Inc. 07/15/22	6.250%	624,000	647,400
NRG Yield Operating LLC(b) 08/15/24	5.375%	536,000	556,100
Nevada Power Co. 05/15/18	6.500%	2,173,000	2,494,556
Niagara Mohawk Power Corp.(b) 10/01/24	3.508%	3,850,000	4,002,187
Oncor Electric Delivery Co. LLC(b) 04/01/25	2.950%	8,680,000	8,653,283
04/01/45	3.750%	5,775,000	5,572,459
PPL Capital Funding, Inc. 06/01/18	1.900%	6,725,000	6,737,905
06/15/22	4.200%	3,070,000	3,297,751
06/01/23	3.400%	5,962,000	6,116,398
Pacific Gas & Electric Co. 06/15/23	3.250%	5,552,000	5,689,373
03/15/45	4.300%	2,160,000	2,271,000
Southern California Edison Co. 09/01/40	4.500%	2,341,000	2,586,444
02/01/45	3.600%	5,893,000	5,693,257
TerraForm Power Operating LLC(b) 02/01/23	5.875%	293,000	305,453
Toledo Edison Co. (The) 05/15/37	6.150%	3,148,000	3,878,862
Total			93,168,948

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FINANCE COMPANIES 2.6%
AerCap Ireland Capital Ltd./Global Aviation Trust(b) 05/15/21	4.500%	1,649,000	1,735,572
10/01/21	5.000%	155,000	165,959
Aircastle Ltd. 03/15/21	5.125%	198,000	207,643
02/15/22	5.500%	178,000	190,015
CIT Group, Inc.(b) 02/15/19	5.500%	821,000	859,997
GE Capital Trust I(c) 11/15/67	6.375%	4,983,000	5,443,927
General Electric Capital Corp. 01/09/20	2.200%	3,845,000	3,901,933
General Electric Capital Corp.(c) 12/31/49	5.250%	36,830,000	39,223,950
11/15/67	6.375%	17,158,000	18,745,115
HSBC Finance Capital Trust IX(c) 11/30/35	5.911%	8,063,000	8,205,715
HSBC Finance Corp. 01/15/21	6.676%	7,814,000	9,220,520
International Lease Finance Corp. 12/15/20	8.250%	521,000	638,225
Navient Corp. 01/15/19	5.500%	725,000	736,962
10/26/20	5.000%	12,000	11,700
01/25/22	7.250%	227,000	240,620
03/25/24	6.125%	227,000	220,474
OneMain Financial Holdings, Inc.(b) 12/15/19	6.750%	167,000	175,350
12/15/21	7.250%	261,000	276,321
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%	744,000	708,660
Springleaf Finance Corp. 06/01/20	6.000%	516,000	527,610
10/01/21	7.750%	313,000	344,300
10/01/23	8.250%	238,000	266,560
iStar Financial, Inc. 07/01/19	5.000%	335,000	333,744
Total			92,380,872
FOOD AND BEVERAGE 0.3%
B&G Foods, Inc. 06/01/21	4.625%	420,000	421,050
ConAgra Foods, Inc. 08/15/39	6.625%	7,360,000	8,428,157
Constellation Brands, Inc. 11/15/19	3.875%	270,000	279,450
11/15/24	4.750%	345,000	365,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Darling Ingredients, Inc. 01/15/22	5.375%	437,000	444,647
Diamond Foods, Inc.(b) 03/15/19	7.000%	287,000	297,045
Pinnacle Foods Finance LLC/Corp. 05/01/21	4.875%	262,000	264,620
Post Holdings, Inc. 02/15/22	7.375%	127,000	131,763
Post Holdings, Inc.(b) 12/15/22	6.000%	217,000	211,575
WhiteWave Foods Co. (The) 10/01/22	5.375%	441,000	474,075
Total			11,318,082
GAMING 0.2%
GLP Capital LP/Financing II, Inc. 11/01/23	5.375%	444,000	461,760
International Game Technology PLC(b) 02/15/22	6.250%	433,000	427,588
02/15/25	6.500%	325,000	315,250
MGM Resorts International 03/01/18	11.375%	529,000	636,122
10/01/20	6.750%	326,000	350,858
12/15/21	6.625%	212,000	226,840
03/15/23	6.000%	109,000	112,883
Pinnacle Entertainment, Inc. 08/01/21	6.375%	413,000	438,812
Scientific Games International, Inc.(b) 01/01/22	7.000%	656,000	683,880
12/01/22	10.000%	724,000	671,510
Seminole Tribe of Florida, Inc.(b) 10/01/20	7.804%	555,000	597,075
Tunica-Biloxi Gaming Authority(b)(e) 11/15/15	9.000%	577,000	288,500
Total			5,211,078
HEALTH CARE 1.2%
Acadia Healthcare Co., Inc.(b) 02/15/23	5.625%	127,000	129,858
Air Medical Merger Sub Corp.(b) 05/15/23	6.375%	201,000	195,221
Becton Dickinson and Co. 12/15/24	3.734%	9,875,000	10,196,955
12/15/44	4.685%	1,855,000	1,944,140
CHS/Community Health Systems, Inc. 11/15/19	8.000%	464,000	491,840
08/01/21	5.125%	744,000	770,040
02/01/22	6.875%	569,000	603,851

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Catamaran Corp. 03/15/21	4.750%	104,000	113,880
ConvaTec Finance International SA PIK(b) 01/15/19	8.250%	214,000	215,873
ConvaTec Healthcare E SA(b) 12/15/18	10.500%	193,000	204,098
DaVita HealthCare Partners, Inc. 07/15/24	5.125%	585,000	595,311
05/01/25	5.000%	342,000	341,359
Emdeon, Inc. 12/31/19	11.000%	257,000	280,773
ExamWorks Group, Inc. 04/15/23	5.625%	131,000	135,258
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	335,000	365,987
01/31/22	5.875%	208,000	227,760
10/15/24	4.750%	116,000	121,220
Fresenius Medical Care U.S. Finance, Inc.(b) 09/15/18	6.500%	454,000	508,480
HCA, Inc. 02/15/20	6.500%	807,000	919,980
02/15/22	7.500%	783,000	916,110
04/15/25	5.250%	363,000	393,401
Kinetic Concepts, Inc./KCI U.S.A., Inc. 11/01/18	10.500%	266,000	286,615
LifePoint Hospitals, Inc. 12/01/21	5.500%	406,000	426,747
MPH Acquisition Holdings LLC(b) 04/01/22	6.625%	391,000	411,527
McKesson Corp. 03/15/24	3.796%	2,225,000	2,323,122
Memorial Sloan-Kettering Cancer Center 07/01/52	4.125%	16,955,000	15,955,181
Omnicare, Inc. 12/01/22	4.750%	215,000	234,888
12/01/24	5.000%	91,000	99,190
Physio-Control International, Inc.(b) 01/15/19	9.875%	343,000	366,152
Surgical Care Affiliates, Inc.(b) 04/01/23	6.000%	166,000	169,735
Tenet Healthcare Corp. 10/01/20	6.000%	325,000	346,937
04/01/21	4.500%	374,000	372,597
04/01/22	8.125%	1,118,000	1,220,017
Universal Health Services, Inc.(b) 08/01/22	4.750%	518,000	543,900
Total			42,428,003

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HEALTHCARE INSURANCE —%
Centene Corp. 05/15/22	4.750%	362,000	381,005
HOME CONSTRUCTION 0.1%
DR Horton, Inc. 02/15/20	4.000%	219,000	222,285
Meritage Homes Corp. 03/01/18	4.500%	377,000	384,069
04/01/22	7.000%	280,000	299,600
Standard Pacific Corp. 12/15/21	6.250%	434,000	462,210
11/15/24	5.875%	119,000	123,462
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/20	7.750%	213,000	225,382
04/15/23	5.875%	246,000	250,920
03/01/24	5.625%	154,000	152,460
Total			2,120,388
INDEPENDENT ENERGY 1.5%
Antero Resources Corp.(b) 06/01/23	5.625%	605,000	617,856
Canadian Natural Resources Ltd. 11/15/21	3.450%	5,510,000	5,622,266
02/01/25	3.900%	3,330,000	3,370,633
03/15/38	6.250%	1,837,000	2,193,916
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	445,000	451,675
Chesapeake Energy Corp. 08/15/20	6.625%	254,000	261,620
02/15/21	6.125%	633,000	636,165
03/15/23	5.750%	522,000	510,255
Cimarex Energy Co. 06/01/24	4.375%	2,569,000	2,601,112
Comstock Resources, Inc.(b) 03/15/20	10.000%	337,000	330,260
Concho Resources, Inc. 04/01/23	5.500%	1,762,000	1,786,228
Continental Resources, Inc. 09/15/22	5.000%	7,020,000	7,125,300
04/15/23	4.500%	1,735,000	1,746,723
06/01/24	3.800%	4,322,000	4,152,841
CrownRock LP/Finance, Inc.(b) 02/15/23	7.750%	313,000	331,780
Diamondback Energy, Inc. 10/01/21	7.625%	99,000	107,168
EP Energy LLC/Everest Acquisition Finance, Inc. 05/01/20	9.375%	810,000	866,700
09/01/22	7.750%	130,000	136,500

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Halcon Resources Corp. 05/15/21	8.875%	250,000	195,250
Halcon Resources Corp.(b)(g) 02/01/20	8.625%	226,000	235,181
Hess Corp. 08/15/31	7.300%	1,041,000	1,298,648
Hilcorp Energy I LP/Finance Co.(b) 12/01/24	5.000%	244,000	236,680
Laredo Petroleum, Inc. 01/15/22	5.625%	398,000	400,488
05/01/22	7.375%	479,000	512,530
03/15/23	6.250%	544,000	563,040
Matador Resources Co.(b) 04/15/23	6.875%	86,000	88,365
Oasis Petroleum, Inc. 11/01/21	6.500%	1,126,000	1,131,630
03/15/22	6.875%	146,000	148,555
01/15/23	6.875%	293,000	297,395
Parsley Energy LLC/Finance Corp.(b) 02/15/22	7.500%	801,000	837,045
RSP Permian, Inc.(b) 10/01/22	6.625%	119,000	123,522
Range Resources Corp. 08/01/20	6.750%	415,000	432,638
Ras Laffan Liquefied Natural Gas Co., Ltd. II(b) 09/30/20	5.298%	3,719,687	4,007,962
SM Energy Co.(b) 11/15/22	6.125%	223,000	234,150
Whiting Petroleum Corp. 03/15/21	5.750%	658,000	667,462
Whiting Petroleum Corp.(b) 04/01/23	6.250%	205,000	211,919
Woodside Finance Ltd.(b) 03/05/25	3.650%	8,252,000	8,181,610
Total			52,653,068
INTEGRATED ENERGY 0.4%
BP Capital Markets PLC 03/17/22	3.062%	2,285,000	2,328,484
02/10/24	3.814%	5,255,000	5,501,391
03/17/25	3.506%	2,975,000	3,029,728
Cenovus Energy, Inc. 11/15/39	6.750%	2,888,000	3,476,759
Total			14,336,362

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LEISURE 0.1%
Activision Blizzard, Inc.(b) 09/15/21	5.625%	1,188,000	1,269,675
09/15/23	6.125%	226,000	249,025
United Artists Theatre Circuit, Inc.(d)(f) 07/01/15	9.300%	477,335	477,096
Total			1,995,796
LIFE INSURANCE 2.2%
American International Group, Inc. 02/15/24	4.125%	7,695,000	8,274,811
Five Corners Funding Trust(b) 11/15/23	4.419%	4,465,000	4,777,452
ING Capital Funding Trust III(c) 12/31/49	3.875%	2,130,000	2,130,000
Massachusetts Mutual Life Insurance Co.(b) 04/15/65	4.500%	2,800,000	2,675,758
MetLife Capital Trust X(b) 04/08/38	9.250%	17,149,000	25,594,882
MetLife, Inc. 08/01/39	10.750%	11,105,000	18,600,875
Peachtree Corners Funding Trust(b) 02/15/25	3.976%	7,520,000	7,614,384
Prudential Financial, Inc. 12/01/17	6.000%	431,000	479,371
Prudential Financial, Inc.(c) 09/15/42	5.875%	4,565,000	4,953,025
Teachers Insurance & Annuity Association of America(b) 09/15/44	4.900%	3,165,000	3,467,314
Total			78,567,872
LODGING —%
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	715,000	754,325
Playa Resorts Holding BV(b) 08/15/20	8.000%	505,000	525,200
RHP Hotel Properties LP/Finance Corp.(b) 04/15/23	5.000%	75,000	76,500
Total			1,356,025
MEDIA AND ENTERTAINMENT 0.8%
21st Century Fox America, Inc. 09/15/22	3.000%	7,268,000	7,356,270
AMC Networks, Inc. 12/15/22	4.750%	898,000	914,837
Clear Channel Worldwide Holdings, Inc. 11/15/22	6.500%	324,000	342,630

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MDC Partners, Inc.(b) 04/01/20	6.750%	625,000	634,375
Netflix, Inc.(b) 02/15/22	5.500%	262,000	275,755
02/15/25	5.875%	366,000	389,790
Nielsen Finance Co. SARL (The)(b) 10/01/21	5.500%	363,000	373,890
Nielsen Finance LLC/Co.(b) 04/15/22	5.000%	379,000	381,085
Outfront Media Capital LLC/Corp. 03/15/25	5.875%	453,000	481,312
Outfront Media Capital LLC/Corp.(b) 02/15/24	5.625%	43,000	44,613
Radio One, Inc.(b) 04/15/22	7.375%	230,000	232,300
Sky PLC(b) 11/26/22	3.125%	3,900,000	3,860,840
09/16/24	3.750%	5,590,000	5,697,960
Thomson Reuters Corp. 09/29/24	3.850%	5,843,000	5,971,733
Univision Communications, Inc.(b) 09/15/22	6.750%	176,000	188,989
05/15/23	5.125%	489,000	494,501
02/15/25	5.125%	691,000	696,182
iHeartCommunications, Inc. 03/01/21	9.000%	279,000	267,491
iHeartCommunications, Inc.(b) 03/15/23	10.625%	425,000	431,375
Total			29,035,928
METALS 0.4%
ArcelorMittal 02/25/22	7.000%	432,000	470,699
10/15/39	7.750%	1,154,000	1,191,505
03/01/41	7.500%	2,607,000	2,665,657
FMG Resources August 2006 Proprietary Ltd.(b) 03/01/22	9.750%	195,000	200,972
Peabody Energy Corp. 11/15/18	6.000%	165,000	130,041
Teck Resources Ltd. 01/15/21	4.500%	4,360,000	4,474,799
Vale Overseas Ltd. 01/11/22	4.375%	5,490,000	5,301,473
Total			14,435,146
MIDSTREAM 2.1%
Blue Racer Midstream LLC/Finance Corp.(b) 11/15/22	6.125%	417,000	433,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crestwood Midstream Partners LP/Finance Corp. 12/15/20	6.000%	49,000	50,225
03/01/22	6.125%	220,000	227,150
Crestwood Midstream Partners LP/Finance Corp.(b) 04/01/23	6.250%	384,000	401,280
Kinder Morgan Energy Partners LP 10/01/21	5.000%	8,073,000	8,700,151
Kinder Morgan Finance Co. LLC(b) 01/15/18	6.000%	821,000	901,463
Kinder Morgan, Inc. 06/01/18	7.250%	1,690,000	1,922,699
Kinder Morgan, Inc.(b) 02/15/21	5.000%	7,933,000	8,558,184
11/15/23	5.625%	4,226,000	4,660,382
MarkWest Energy Partners LP/Finance Corp. 02/15/23	5.500%	658,000	685,965
07/15/23	4.500%	917,000	919,292
12/01/24	4.875%	707,000	731,321
NiSource Finance Corp. 02/15/23	3.850%	3,305,000	3,453,117
12/15/40	6.250%	2,571,000	3,320,482
Regency Energy Partners LP/Finance Corp. 10/01/22	5.000%	345,000	370,013
Sabine Pass Liquefaction LLC(b) 03/01/25	5.625%	602,000	605,341
Southern Natural Gas Co. LLC 03/01/32	8.000%	3,805,000	4,658,526
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	19,000	19,380
11/15/23	4.250%	308,000	300,300
Targa Resources Partners LP/Finance Corp.(b) 01/15/18	5.000%	559,000	579,962
11/15/19	4.125%	186,000	186,465
Tesoro Logistics LP/Finance Corp.(b) 10/15/19	5.500%	73,000	77,198
10/15/22	6.250%	607,000	644,179
Williams Partners LP/ACMP Finance Corp. 05/15/23	4.875%	8,636,000	8,761,827
Williams Partners LP 03/15/22	3.600%	6,225,000	6,229,557
01/15/25	3.900%	3,367,000	3,317,165
09/15/25	4.000%	7,370,000	7,267,542
09/15/45	5.100%	3,870,000	3,636,550
Total			71,619,396
NATURAL GAS 0.4%
Sempra Energy 10/01/22	2.875%	13,488,000	13,433,509

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OFFICE REIT 0.2%
Boston Properties LP 05/15/21	4.125%	5,402,000	5,834,943
OIL FIELD SERVICES 1.1%
Noble Holding International Ltd. 03/15/17	2.500%	13,997,000	13,989,693
03/16/18	4.000%	6,290,000	6,424,090
03/01/21	4.625%	8,960,000	8,794,742
03/15/22	3.950%	1,216,000	1,111,644
04/01/25	5.950%	4,455,000	4,419,690
04/01/45	6.950%	4,195,000	4,060,827
Weatherford International LLC 06/15/17	6.350%	436,000	465,480
Total			39,266,166
OTHER FINANCIAL INSTITUTIONS —%
Icahn Enterprises LP/Finance Corp. 02/01/22	5.875%	404,000	417,595
OTHER INDUSTRY 2.0%
Board of Trustees of the Leland Stanford Junior University (The) 05/01/47	3.460%	10,180,000	9,928,065
CB Richard Ellis Services, Inc. 03/15/25	5.250%	643,000	696,048
Massachusetts Institute of Technology 07/01/14	4.678%	8,730,000	9,828,112
Northwestern University(g) 12/01/38	3.688%	7,960,000	8,036,177
President and Fellows of Harvard College 10/15/40	4.875%	8,205,000	9,906,511
President and Fellows of Harvard College(b) 01/15/39	6.500%	9,860,000	14,051,042
University of Notre Dame du Lac 02/15/45	3.438%	18,390,000	17,682,702
Total			70,128,657
OTHER REIT 0.2%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	346,000	364,597
Duke Realty LP 06/15/22	4.375%	5,005,000	5,334,279
Total			5,698,876
PACKAGING 0.1%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b) 01/31/21	6.750%	184,000	190,900
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Beverage Packaging Holdings (Luxembourg) II SA(b) 12/15/16	5.625%	116,000	117,450
06/15/17	6.000%	35,000	35,438
Plastipak Holdings, Inc.(b) 10/01/21	6.500%	276,000	282,900
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	210,000	223,781
10/15/20	5.750%	1,181,000	1,234,145
02/15/21	8.250%	292,000	310,615
Sealed Air Corp.(b) 09/15/21	8.375%	1,016,000	1,145,540
Signode Industrial Group Luxembourg SA/US, Inc.(b) 05/01/22	6.375%	367,000	367,000
Total			3,907,769
PHARMACEUTICALS 1.2%
Actavis Funding SCS 03/15/22	3.450%	2,320,000	2,357,287
03/15/25	3.800%	2,146,000	2,169,125
Actavis Funding SCS(c) 09/01/16	1.143%	1,690,000	1,694,506
Concordia Healthcare Corp.(b) 04/15/23	7.000%	176,000	178,640
Endo Finance LLC/Finco, Inc.(b) 02/01/25	6.000%	370,000	379,481
Forest Laboratories, Inc.(b) 02/01/19	4.375%	3,755,000	4,009,871
02/15/21	4.875%	12,625,000	13,834,664
Grifols Worldwide Operations Ltd.(b) 04/01/22	5.250%	445,000	455,012
Jaguar Holding Co. I PIK(b) 10/15/17	9.375%	216,000	220,860
Jaguar Holding Co. II/Merger Sub, Inc.(b) 12/01/19	9.500%	312,000	335,400
Johnson & Johnson 12/05/33	4.375%	7,243,000	8,179,686
Mallinckrodt International Finance SA/CB LLC(b) 04/15/25	5.500%	109,000	111,180
Roche Holdings, Inc.(b) 09/30/19	2.250%	3,480,000	3,541,499
Valeant Pharmaceuticals International, Inc.(b) 08/15/18	6.750%	437,000	462,674
10/15/20	6.375%	1,100,000	1,159,125
12/01/21	5.625%	312,000	320,580
03/01/23	5.500%	209,000	211,613
05/15/23	5.875%	877,000	900,021
04/15/25	6.125%	643,000	663,496
Total			41,184,720

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PROPERTY & CASUALTY 0.5%
ACE INA Holdings, Inc. 03/15/25	3.150%	1,990,000	2,024,505
HUB International Ltd.(b) 10/01/21	7.875%	875,000	901,250
Hub Holdings LLC/Finance, Inc. PIK(b) 07/15/19	8.125%	88,000	87,890
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	4,755,000	5,233,058
03/15/35	6.500%	3,800,000	4,653,829
05/01/42	6.500%	1,065,000	1,309,234
Transatlantic Holdings, Inc. 11/30/39	8.000%	3,385,000	4,637,694
Total			18,847,460
RAILROADS 0.5%
BNSF Funding Trust I(c) 12/15/55	6.613%	6,286,000	7,158,182
Burlington Northern Santa Fe LLC 09/01/22	3.050%	2,605,000	2,666,181
Canadian Pacific Railway Co. 03/15/23	4.450%	4,150,000	4,575,869
Florida East Coast Holdings Corp.(b) 05/01/19	6.750%	219,000	217,905
Union Pacific Corp. 02/01/55	3.875%	2,735,000	2,590,540
Total			17,208,677
REFINING 0.1%
Phillips 66 11/15/44	4.875%	1,600,000	1,680,461
RESTAURANTS 0.2%
BC ULC/New Red Finance Inc.(b) 04/01/22	6.000%	544,000	561,680
Yum! Brands, Inc. 11/01/21	3.750%	1,885,000	1,960,296
11/01/43	5.350%	3,600,000	3,867,876
Total			6,389,852
RETAIL REIT 0.1%
Kimco Realty Corp. 06/01/23	3.125%	4,410,000	4,356,908
RETAILERS 1.3%
Asbury Automotive Group, Inc. 12/15/24	6.000%	204,000	212,670

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CVS Health Corp. 08/12/19	2.250%	4,170,000	4,226,303
CVS Pass-Through Trust(b) 08/11/36	4.163%	6,208,106	6,396,063
Family Tree Escrow LLC(b) 03/01/23	5.750%	407,000	427,350
Group 1 Automotive, Inc.(b) 06/01/22	5.000%	381,000	382,905
L Brands, Inc. 04/01/21	6.625%	191,000	218,695
Macy's Retail Holdings, Inc. 01/15/22	3.875%	2,795,000	2,964,212
07/15/27	6.790%	18,115,000	22,173,702
Penske Automotive Group, Inc. 12/01/24	5.375%	222,000	230,880
PetSmart, Inc.(b) 03/15/23	7.125%	338,000	354,900
Rite Aid Corp. 06/15/21	6.750%	80,000	84,700
02/15/27	7.700%	234,000	280,215
Rite Aid Corp.(b) 04/01/23	6.125%	625,000	647,656
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	396,000	420,750
Target Corp. 01/15/22	2.900%	2,339,000	2,399,807
Wal-Mart Stores, Inc. 04/11/23	2.550%	2,435,000	2,442,488
04/22/44	4.300%	2,540,000	2,736,256
Total			46,599,552
TECHNOLOGY 1.0%
Alliance Data Systems Corp.(b) 12/01/17	5.250%	546,000	567,840
04/01/20	6.375%	15,000	15,619
08/01/22	5.375%	632,000	638,320
Ancestry.com, Inc. 12/15/20	11.000%	224,000	254,800
Audatex North America, Inc.(b) 06/15/21	6.000%	426,000	439,977
Equinix, Inc. 01/01/22	5.375%	411,000	426,412
First Data Corp. 01/15/21	11.250%	49,000	55,125
01/15/21	12.625%	338,000	399,009
First Data Corp.(b) 01/15/21	8.250%	558,000	591,653

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goodman Networks, Inc. 07/01/18	12.125%	242,000	225,060
MSCI, Inc.(b) 11/15/24	5.250%	366,000	380,640
Microsoft Corp. 02/12/22	2.375%	1,265,000	1,262,790
NCR Corp. 12/15/23	6.375%	218,000	229,445
Oracle Corp. 10/15/22	2.500%	3,667,000	3,621,262
Oracle Corp.(g) 05/15/22	2.500%	11,888,000	11,815,174
05/15/25	2.950%	7,425,000	7,351,173
05/15/45	4.125%	4,800,000	4,730,203
Riverbed Technology, Inc.(b) 03/01/23	8.875%	311,000	314,499
Sensata Technologies BV(b) 10/01/25	5.000%	411,000	424,358
VeriSign, Inc. 05/01/23	4.625%	370,000	369,815
VeriSign, Inc.(b) 04/01/25	5.250%	277,000	286,335
Zebra Technologies Corp.(b) 10/15/22	7.250%	508,000	548,640
Total			34,948,149
TRANSPORTATION SERVICES 0.5%
ERAC U.S.A. Finance LLC(b) 11/15/24	3.850%	5,244,000	5,419,616
02/15/45	4.500%	3,873,000	3,822,256
FedEx Corp. 02/01/25	3.200%	6,685,000	6,675,888
02/01/45	4.100%	3,150,000	3,013,637
Total			18,931,397
WIRELESS 0.2%
Altice SA(b) 05/15/22	7.750%	437,000	441,374
02/15/25	7.625%	398,000	403,970
Crown Castle International Corp. 04/15/22	4.875%	458,000	477,751
01/15/23	5.250%	450,000	475,020
Numericable-SFR(b) 05/15/19	4.875%	12,000	12,105
05/15/22	6.000%	654,000	669,941
SBA Telecommunications, Inc. 07/15/20	5.750%	869,000	910,278

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Communications, Inc. 08/15/20	7.000%	464,000	470,960
11/15/22	6.000%	321,000	303,345
Sprint Communications, Inc.(b) 11/15/18	9.000%	978,000	1,116,143
03/01/20	7.000%	240,000	265,500
Sprint Corp. 06/15/24	7.125%	192,000	184,560
T-Mobile USA, Inc. 04/28/20	6.542%	83,000	87,561
04/28/21	6.633%	1,010,000	1,065,550
04/01/23	6.625%	244,000	253,321
01/15/24	6.500%	128,000	133,600
03/01/25	6.375%	73,000	74,970
Wind Acquisition Finance SA(b) 04/30/20	6.500%	226,000	240,125
07/15/20	4.750%	532,000	532,000
04/23/21	7.375%	359,000	367,526
Total			8,485,600
WIRELINES 1.4%
AT&T, Inc. 12/15/42	4.300%	3,290,000	3,011,110
AT&T, Inc.(g) 06/30/20	2.450%	2,500,000	2,497,197
06/30/22	3.000%	8,930,000	8,871,910
05/15/46	4.750%	4,065,000	3,974,090
CenturyLink, Inc. 06/15/21	6.450%	2,237,000	2,404,775
12/01/23	6.750%	418,000	452,176
CenturyLink, Inc.(b) 04/01/25	5.625%	390,000	389,513
Frontier Communications Corp. 04/15/22	8.750%	851,000	931,845
01/15/25	6.875%	231,000	223,721
Level 3 Communications, Inc. 12/01/22	5.750%	299,000	306,660
Level 3 Financing, Inc. 01/15/21	6.125%	198,000	209,633
08/15/22	5.375%	446,000	455,477
Level 3 Financing, Inc.(b) 02/01/23	5.625%	96,000	98,400
Verizon Communications, Inc. 03/15/21	3.450%	3,105,000	3,235,068
11/01/21	3.000%	9,980,000	10,096,437
11/01/24	3.500%	2,135,000	2,160,174
03/15/34	5.050%	3,280,000	3,501,102
Verizon New York, Inc. 04/01/32	7.375%	4,798,000	5,973,923

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Windstream Corp. 10/15/20	7.750%	133,000	136,658
Zayo Group LLC/Capital, Inc.(b) 04/01/23	6.000%	1,030,000	1,035,150
Total			49,965,019
Total Corporate Bonds & Notes (Cost: $1,304,539,870)			1,321,610,762
Residential Mortgage-Backed Securities — Agency 18.4%
Federal Home Loan Mortgage Corp.(c)(h)(i) CMO IO Series 311 Class S1 08/15/43	5.769%	12,255,709	2,689,042
CMO IO Series 326 Class S2 03/15/44	5.769%	4,666,395	1,213,958
Federal Home Loan Mortgage Corp.(h) 03/01/17- 11/01/26	8.500%	94,122	108,254
04/01/21	9.000%	2,088	2,111
08/01/24- 02/01/25	8.000%	94,094	111,774
10/01/28- 07/01/32	7.000%	1,085,500	1,310,587
10/01/31- 07/01/37	6.000%	3,145,757	3,612,284
04/01/33- 06/01/33	5.500%	2,408,719	2,746,380
06/01/43	3.500%	10,975,407	11,562,430
Federal Home Loan Mortgage Corp.(h)(i) CMO IO Series 329 Class C5 06/15/43	3.500%	27,875,017	5,675,638
CMO IO Series 4120 Class IA 10/15/42	3.500%	14,014,661	2,596,667
CMO IO Series 4176 Class BI 03/15/43	3.500%	4,737,316	815,221
CMO IO Series 4182 Class DI 05/15/39	3.500%	9,756,052	1,481,974
Federal National Mortgage Association(c)(h) 06/01/32	1.790%	3,989	4,000
07/01/37	5.965%	119,133	125,048
Federal National Mortgage Association(c)(h)(i) CMO IO Series 2013-101 Class CS 10/25/43	5.719%	7,602,340	1,905,133
Federal National Mortgage Association(g)(h) 05/18/30- 05/13/45	3.000%	74,000,000	76,610,817
05/18/30- 05/13/45	3.500%	99,625,000	104,671,735
05/13/45	4.000%	32,500,000	34,728,665
05/13/45	4.500%	15,275,000	16,624,687

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(h) 09/01/18	10.000%	12,579	13,713
04/01/23	8.500%	20,906	22,229
06/01/24	9.000%	26,950	29,427
02/01/25- 08/01/27	8.000%	144,186	169,406
03/01/26- 07/01/38	7.000%	3,037,559	3,607,455
04/01/27- 06/01/32	7.500%	275,916	322,981
05/01/29- 08/01/38	6.000%	19,998,584	22,973,170
08/01/29- 12/01/43	3.000%	37,805,291	38,727,363
03/01/33- 01/01/40	5.500%	14,421,378	16,421,706
08/01/40- 05/01/41	5.000%	21,414,536	23,839,493
10/01/40- 10/01/44	4.500%	21,934,018	23,935,983
03/01/42- 05/01/44	4.000%	51,550,402	55,163,559
05/01/43- 08/01/44	3.500%	43,011,882	45,240,544
CMO Series 1988-4 Class Z 03/25/18	9.250%	11,373	12,097
CMO Series 2013-121 Class KD 08/25/41	3.500%	7,362,923	7,762,045
Federal National Mortgage Association(h)(i) CMO IO Series 2003-71 Class IM 12/25/31	5.500%	9,106	3
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	8,675,147	1,260,749
CMO IO Series 2012-148 Class BI 01/25/43	3.500%	19,305,095	3,855,210
Federal National Mortgage Association(h)(j)(l) CMO PO STRIPS Series 43 Class 1 09/25/18	0.000%	1,589	1,586
Federal National Mortgage Association(h)(k) 03/01/42	4.000%	15,096,968	16,336,595
Government National Mortgage Association(c)(h) 07/20/25	1.625%	27,845	28,946
Government National Mortgage Association(f)(h)(i) CMO IO Series 2015-53 Class EI 04/16/45	3.500%	2,500,000	487,500
Government National Mortgage Association(g)(h) 05/20/45	3.000%	20,925,000	21,497,169
05/20/45	3.500%	53,775,000	56,706,689
Government National Mortgage Association(h) 06/15/16- 10/15/16	9.000%	790	799
05/15/17	8.000%	1,213	1,258

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/15/23- 07/20/28	7.500%	309,016	356,095
02/15/25	8.500%	29,416	35,149
01/15/30	7.000%	287,312	342,998
06/15/41	4.500%	14,746,671	16,402,164
05/15/42	3.000%	9,780,331	10,063,235
09/20/42	3.500%	7,236,685	7,656,074
Government National Mortgage Association(h)(i) CMO IO Series 2014-184 Class CI 11/16/41	3.500%	9,650,010	1,586,653
Total Residential Mortgage-Backed Securities — Agency (Cost: $633,229,746)			643,456,448
Residential Mortgage-Backed Securities — Non-Agency 4.9%
ASG Resecuritization Trust(b)(c)(h) CMO Series 2009-2 Class G70 05/24/36	4.369%	4,335,000	4,413,633
CMO Series 2009-2 Class G75 05/24/36	4.369%	4,335,000	4,404,454
American Mortgage Trust Series 2093-3 Class 3A(d)(f)(h) 07/27/23	8.188%	3,173	1,924
BCAP LLC Trust(b)(c)(h) 08/26/36	0.294%	4,368,308	4,283,384
09/26/36	3.500%	8,736,005	8,823,378
CMO Series 2010-RR7 Class 17A7 03/26/36	5.035%	500,000	450,972
CMO Series 2012-RR10 Class 9A1 10/26/35	2.705%	1,669,686	1,693,479
CMO Series 2013-RR5 Class 1A1 10/26/36	3.500%	6,623,049	6,711,531
CMO Series 2014-RR3 Class 3A1 07/26/36	0.315%	910,800	864,409
Series 2010-RR11 Class 8A1 05/27/37	6.200%	3,408,634	3,494,346
BCAP LLC Series 2013-RR2 Class 7A1(b)(c)(h) 07/26/36	3.000%	4,408,569	4,397,548
Banc of America Funding Trust CMO Series 2012-R5 Class A(b)(c)(h) 10/03/39	0.436%	4,263,846	4,210,248
CSMC Trust CMO Series 2015-RPL1 Class A2(b)(c)(h) 02/25/57	3.757%	1,600,000	1,541,592
Citigroup Mortgage Loan Trust, Inc.(b)(c)(h) CMO Series 2012-7 Class 12A1 03/25/36	2.615%	2,524,386	2,534,204

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-9 Class 1A1 02/20/36	4.932%	4,746,090	4,740,883
CMO Series 2013-2 Class 1A1 11/25/37	2.612%	4,447,753	4,447,112
CMO Series 2014-12 Class 3A1 10/25/35	2.801%	10,958,865	11,072,854
Citigroup Mortgage Loan Trust, Inc.(b)(h) CMO Series 2012-A Class A 06/25/51	2.500%	4,848,441	4,763,750
Citigroup Mortgage Loan Trust(b)(c)(h) CMO Series 2009-9 Class 7A2 01/25/36	2.497%	1,600,000	1,535,411
CMO Series 2014-2 Class 3A3 08/25/37	0.314%	1,000,000	908,619
CMO Series 2014-C Class A 02/25/54	3.250%	1,419,264	1,384,057
Citigroup Mortgage Loan Trust(c)(h) CMO Series 2015-A Class A4 06/25/58	4.250%	6,760,780	7,039,992
CMO Series 2015-A Class B3 06/25/58	4.500%	998,896	933,611
Citigroup Mortgage Loan Trust(h)(i) CMO IO Series 2015-A Class A1IO 06/25/58	1.000%	25,000,000	963,333
Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2004-AR6 Class 2A1(c)(h) 10/25/34	2.596%	4,714,004	4,722,937
Credit Suisse Mortgage Capital Certificates(b)(c)(h) CMO Series 2009-14R Class 4A9 10/26/35	2.705%	8,735,000	8,855,090
CMO Series 2011-12R Class 3A1 07/27/36	2.260%	3,564,216	3,521,969
CMO Series 2011-16R Class 7A3 12/27/36	3.376%	1,464,365	1,475,594
CMO Series 2011-17R Class 3A1 10/27/35	2.328%	2,223,031	2,215,076
CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	8,708,342	8,644,817
CMO Series 2014-RPL4 Class A2 08/25/62	3.776%	3,500,000	3,331,611
Credit Suisse Securities (USA) LLC(b)(c)(h) 02/25/54	3.064%	8,655,920	8,583,049
Freddie Mac Structured Agency Credit Risk Debt Notes(c)(h) CMO Series 2015-DNA1 Class M1 10/25/27	1.080%	5,140,000	5,140,962
CMO Series 2015-DNA1 Class M2 10/25/27	2.030%	3,800,000	3,801,583
GCAT Series 2013-RP1 Class A1(b)(c)(h) 06/25/18	3.500%	1,974,634	1,971,863

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Resecuritization Trust(b)(c)(h) CMO Series 2014-1 Class 1016 03/26/36	2.603%	4,210,000	4,241,642
JPMorgan Resecuritization Trust(b)(h) CMO Series 2014-5 Class 6A 09/27/36	4.000%	3,736,157	3,745,709
Jefferies Resecuritization Trust CMO Series 2010-R7 Class 7A4(b)(c)(h) 10/26/36	3.250%	1,139,362	1,128,972
Morgan Stanley Re-Remic Trust(b)(c)(h) 09/26/35	2.633%	8,054,277	8,356,312
Nomura Asset Acceptance Corp. Alternative Loan Trust(c)(h) CMO Series 2007-1 Class 1A3 (AGM) 03/25/47	5.957%	417,307	422,608
CMO Series 2007-1 Class 1A4 (AGM) 03/25/47	6.138%	2,643,994	2,677,195
Nomura Resecuritization Trust(b)(c)(h) CMO Series 2012-3R Class 1A1 01/26/37	0.344%	4,646,637	4,460,650
CMO Series 2014-6R Class 3A1 01/26/36	0.434%	6,973,251	6,486,666
Sequoia Mortgage Trust CMO Series 2004-6 Class B2(c)(h) 07/20/34	1.501%	1,140,796	402,254
Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(c)(h) 12/25/34	4.740%	99,007	101,065
VML LLC CMO Series 2014-NPL1 Class A1(b)(c)(h) 04/25/54	3.875%	2,978,401	2,980,841
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $173,655,398)			172,883,189
Commercial Mortgage-Backed Securities — Non-Agency 6.9%
American Homes 4 Rent(b)(c)(h) Series 2014-SFR1 Class E 06/17/31	2.750%	2,100,000	2,067,908
American Homes 4 Rent(b)(h) Series 2015-SFR1 Class F 04/17/52	5.885%	1,000,000	1,033,957
BHMS Mortgage Trust Series 2014-ATLS Class DFX(b)(c)(h) 07/05/33	4.847%	1,000,000	1,017,894

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2015-200P Class A(b)(c)(h) 04/14/33	3.218%	6,600,000	6,712,840
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6 Class A4(c)(h) 09/10/47	5.331%	4,232,286	4,264,625
Banc of America Merrill Lynch Re-Remic Trust Series 2015-FR11 Class A705(b)(c)(h) 09/27/44	0.000%	1,000,000	911,580
COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(c)(h) 05/15/46	5.958%	6,064,295	6,510,560
Capmark Mortgage Securities, Inc. CMO IO Series 1997-C1 Class X(c)(h)(i) 07/15/29	1.664%	2,481,785	104,004
Citigroup Commercial Mortgage Trust Series 2015-GC29 Class A3(h) 04/10/48	2.935%	5,300,000	5,283,450
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4(c)(h) 07/15/44	5.396%	2,035,447	2,044,175
Commercial Mortgage Trust(h) Series 2015-CR22 Class A5 03/10/48	3.309%	8,560,000	8,833,315
Series 2015-LC19 Class A4 02/10/48	3.183%	5,700,000	5,847,530
Credit Suisse Commercial Mortgage Trust Series 2007-C3 Class A4(c)(h) 06/15/39	5.890%	5,880,495	6,287,990
Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(b)(c)(h) 09/18/39	5.467%	4,822,054	4,966,890
DBUBS Mortgage Trust Series 2011-LC2A Class A4(b)(h) 07/10/44	4.537%	9,475,000	10,585,356
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A7B(c)(h) 07/10/45	5.035%	1,430,000	1,437,450
GS Mortgage Securities Trust Series 2007-GG10 Class AM(c)(h) 08/10/45	5.989%	16,065,000	16,447,427
General Electric Capital Assurance Co.(b)(c)(h) Series 2003-1 Class A4 05/12/35	5.254%	203,355	204,363
Series 2003-1 Class A5 05/12/35	5.743%	3,346,000	3,706,829
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(h) 03/10/39	5.444%	4,705,000	4,953,443

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMBB Commercial Mortgage Securities Trust(h) Series 2014-C26 Class A4 01/15/48	3.494%	10,850,000	11,362,326
Series 2015-C27 Class A4 02/15/48	3.179%	6,930,000	7,073,627
Series 2015-C28 Class A3 10/15/48	2.912%	9,955,000	9,869,396
Series 2015-C28 Class A4 10/15/48	3.227%	8,680,000	8,876,658
JPMorgan Chase Commercial Mortgage Securities Trust(c)(h) Series 2005-LDP3 Class ASB 08/15/42	4.893%	262,679	263,122
Series 2006-LDP6 Class ASB 04/15/43	5.490%	181,949	181,879
LB Commercial Mortgage Trust Series 2007-C3 Class AM(c)(h) 07/15/44	6.110%	4,640,000	5,040,353
LB-UBS Commercial Mortgage Trust(c)(h) Series 2006-C4 Class AM 06/15/38	6.048%	2,585,000	2,712,629
LB-UBS Commercial Mortgage Trust(h) Series 2007-C2 Class A3 02/15/40	5.430%	12,450,389	13,150,587
Merrill Lynch Mortgage Investors Trust CMO IO Series 1998-C3 Class IO(c)(h)(i) 12/15/30	1.072%	2,473,237	43,779
Merrill Lynch/Countrywide Commercial Mortgage Trust(c)(h) Series 2007-6 Class A4 03/12/51	5.485%	3,415,000	3,635,971
Series 2007-8 Class A3 08/12/49	6.077%	13,000,000	14,059,370
Morgan Stanley Bank of America Merrill Lynch Trust(h) Series 2015-C20 Class A3 02/15/48	2.988%	2,560,000	2,568,704
Series 2015-C21 Class A3 03/15/48	3.077%	4,535,000	4,567,788
Series 2015-C22 Class A3 05/15/46	3.046%	6,500,000	6,536,719
Morgan Stanley Re-Remic Trust(b)(c)(h) Series 2009-GG10 Class A4B 08/12/45	5.989%	4,285,000	4,588,528
Series 2010-GG10 Class A4A 08/15/45	5.989%	4,954,259	5,280,026
Series 2010-GG10 Class A4B 08/15/45	5.989%	2,665,000	2,853,775
ORES NPL LLC(b)(h) Series 2013-LV2 Class A 09/25/25	3.081%	1,836,042	1,836,611
Series 2014-LV3 Class A 03/27/24	3.000%	5,401,981	5,401,981

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rialto Real Estate Fund LLC Series 2014-LT6 Class A(b)(h) 09/15/24	2.750%	2,001,526	2,001,526
Rialto Real Estate Fund LP(b)(h) Series 2013-LT3 Class A 06/20/28	2.500%	401,972	401,972
Series 2014-LT5 Class A 05/15/24	2.850%	1,208,563	1,209,032
Series 2014-LT6 Class B 09/15/24	5.486%	1,000,000	1,000,054
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(c)(h) 08/15/39	5.532%	35,741	35,876
VFC LLC(b)(h) Series 2014-2 Class A 07/20/30	2.750%	1,295,784	1,295,749
Series 2015-3 Class B 12/20/31	4.750%	500,000	498,992
WF-RBS Commercial Mortgage Trust Series 2014-C24 Class A5(h) 11/15/47	3.607%	3,180,000	3,368,180
Wells Fargo Commercial Mortgage Trust(h) Series 2015-C26 Class A4 02/15/48	3.166%	5,425,000	5,525,444
Series 2015-C27 Class A4 02/15/48	3.190%	7,725,000	7,893,533
Series 2015-LC20 Class A4 04/15/50	2.925%	4,460,000	4,457,262
Series 2015-LC20 Class A5 04/15/50	3.184%	10,875,000	11,079,321
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $245,037,503)			241,892,356
Asset-Backed Securities — Agency 3.7%
Small Business Administration Participation Certificates Series 2012-20C Class 1 03/01/32	2.510%	1,069,399	1,075,293
Series 2012-20G Class 1 07/01/32	2.380%	1,720,108	1,710,075
Series 2012-20L Class 1 12/01/32	1.930%	1,823,601	1,775,473
Series 2013-20A Class 1 01/01/33	2.130%	4,581,311	4,517,915
Series 2013-20B Class 1 02/01/33	2.210%	18,549,095	18,408,591
Series 2013-20C Class 1 03/01/33	2.220%	15,338,445	15,225,382
Series 2013-20D Class 1 04/01/33	2.080%	14,045,598	13,811,783
Series 2013-20F Class 1 06/01/33	2.450%	2,316,935	2,336,213

Asset-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-20G Class 1 07/01/33	3.150%	2,785,399	2,910,704
Series 2013-20H Class 1 08/01/33	3.160%	8,103,515	8,469,964
Series 2013-20L Class 1 12/01/33	3.380%	5,576,516	5,894,518
Series 2014-20B Class 1 02/01/34	3.230%	1,484,099	1,545,353
Series 2014-20C Class 1 03/01/34	3.210%	2,808,057	2,931,344
Series 2014-20D Class 1 04/01/34	3.110%	11,962,000	12,384,084
Series 2014-20E Class 1 05/01/34	3.000%	8,981,064	9,307,766
Series 2014-20F Class 1 06/01/34	2.990%	6,163,368	6,398,558
Series 2014-20G Class 1 07/01/34	2.870%	5,464,399	5,588,930
Series 2014-20H Class 1 08/01/34	2.880%	5,369,368	5,483,067
Series 2014-20K Class 1 11/01/34	2.800%	1,736,000	1,765,540
Series 2014-20L Class 1 12/01/34	2.700%	4,795,000	4,891,677
Series 2015-20C Class 1 03/01/35	2.720%	1,600,000	1,618,282
Total Asset-Backed Securities — Agency (Cost: $126,155,591)			128,050,512
Asset-Backed Securities — Non-Agency 16.9%
A Voce CLO Ltd.(b)(c) Series 2014-1A Class A1B 07/15/26	1.735%	6,680,000	6,664,990
Series 2014-1A Class A2A 07/15/26	2.275%	3,375,000	3,377,717
ALM XIV Ltd. Series 2014-14A Class A1(b)(c) 07/28/26	1.709%	8,650,000	8,642,267
ARI Fleet Lease Trust(b) Series 2014-A Class A2 11/15/22	0.810%	1,816,789	1,813,708
ARI Fleet Lease Trust(b)(c) Series 2012-A Class A 03/15/20	0.732%	1,937,566	1,937,906
Ally Auto Receivables Trust Series 2015-SN1 Class A2B(c) 06/20/17	0.554%	6,505,000	6,505,000
Ally Master Owner Trust Series 2012-5 Class A 09/15/19	1.540%	2,435,000	2,445,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AmeriCredit Automobile Receivables Trust Series 2015-1 Class A2B(c) 04/09/18	0.600%	9,260,000	9,260,139
Apidos CLO XVIII Series 2014-18A Class A1(b)(c) 07/22/26	1.688%	14,125,000	14,105,988
Ares XXX CLO Ltd. Series 2014-30A Class A2(b)(c) 04/20/23	1.125%	4,206,509	4,175,124
Ascentium Equipment Receivables Series 2015-1A Class A2(b) 07/10/17	1.150%	2,545,000	2,546,865
BA Credit Card Trust Series 2014-A2 Class A(c) 09/16/19	0.452%	10,205,000	10,207,011
BMW Vehicle Owner Trust Series 2013-A Class A3 11/27/17	0.670%	3,770,392	3,771,469
Barclays Dryrock Issuance Trust(c) Series 2014-1 Class A 12/16/19	0.542%	5,140,000	5,139,629
Series 2014-2 Class A 03/16/20	0.522%	8,050,000	8,045,058
Betony CLO Ltd. Series 2015-1A Class E(b)(c) 04/15/27	5.612%	1,000,000	902,516
Cabela's Credit Card Master Note Trust Series 2012-1A Class A2(b)(c) 02/18/20	0.712%	2,010,000	2,015,857
Cabela's Master Credit Card Trust Series 2014-1 Class A(c) 03/16/20	0.532%	1,820,000	1,819,419
California Republic Auto Receivables Trust Series 2014-2 Class A2 03/15/17	0.540%	1,126,810	1,126,422
Capital One Multi-Asset Execution Trust Series 2013-A3 Class A3 09/16/19	0.960%	8,900,000	8,909,318
Carlyle Global Market Strategies CLO Series 2014-3A Class A1B(b)(c) 07/27/26	1.612%	9,050,000	9,033,954
Carlyle Global Market Strategies Series 2012-2AR Class A1R(b)(c) 07/20/23	1.575%	9,020,000	9,020,713
Chase Issuance Trust Series 2012-A4 Class A4 08/16/21	1.580%	4,475,000	4,440,887
Chase Issuance Trust(c) Series 2007-A5 Class A5 03/15/19	0.222%	16,200,000	16,133,953

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-A10 Class A10 12/16/19	0.442%	4,175,000	4,171,374
Series 2012-A2 Class A2 05/15/19	0.452%	8,280,000	8,284,372
Chase Issuance Trust(g) Series 2015-A4 Class A 04/15/22	1.840%	2,180,000	2,179,321
Chesapeake Funding LLC(b)(c) Series 2011-2A Class A 04/07/24	1.428%	1,955,389	1,970,357
Series 2012-1A Class A 11/07/23	0.924%	317,138	317,260
Series 2012-2A Class A 05/07/24	0.628%	1,915,091	1,915,515
Series 2013-1A Class A 01/07/25	0.628%	1,902,650	1,903,481
Series 2014-1A Class A 03/07/26	0.598%	13,824,020	13,824,227
Citibank Credit Card Issuance Trust Series 2006-A3 Class A3 03/15/18	5.300%	6,595,000	6,863,661
Series 2013-A6 Class A6 09/07/18	1.320%	2,440,000	2,457,627
Citibank Credit Card Issuance Trust(c) Series 2013-A2 Class A2 05/24/20	0.462%	13,590,000	13,582,023
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2 Class MF1(c) 08/25/35	5.517%	1,174,040	17,837
Conseco Financial Corp. Series 1997-6 Class A10 01/15/29	6.870%	215,704	222,205
Contimortgage Home Equity Loan Trust Series 1996-4 Class A9 (NPFGC) 01/15/28	6.880%	26,789	26,387
Countrywide Home Equity Loan Trust(c) Series 2007-S2 Class A3 (NPFGC) 05/25/37	5.813%	2,156,501	2,136,275
Series 2007-S2 Class A6 (NPFGC) 05/25/37	5.779%	2,694,056	2,674,664
Discover Card Execution Note Trust Series 2015-A2 Class A 10/17/22	1.900%	9,135,000	9,137,992
Dryden Senior Loan Fund(b)(c) Series 2014-33A Class B 07/15/26	2.275%	3,050,000	3,051,803
Dryden Senior Loan Fund(g) 05/15/25	1.687%	5,405,000	5,405,000
Enterprise Fleet Financing LLC(b) Series 2013-2 Class A2 03/20/19	1.060%	5,785,490	5,792,166

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-1 Class A2 09/20/20	1.300%	6,795,000	6,804,051
First Alliance Mortgage Loan Trust Series 1994-2 Class A1 (NPFGC) 07/25/25	7.625%	18,206	18,204
Ford Credit Auto Owner Trust Series 2013-B Class A3 10/15/17	0.570%	798,228	798,473
Series 2013-D Class A3 04/15/18	0.670%	4,735,000	4,733,414
Series 2015-A Class A3 09/15/19	1.280%	6,490,000	6,511,207
Ford Credit Auto Owner Trust(b) Series 2015-1 Class A 07/15/26	2.120%	17,130,000	17,256,831
Ford Credit Floorplan Master Owner Trust Series 2013-1 Class A1 01/15/18	0.850%	7,350,000	7,361,805
Ford Credit Floorplan Master Owner Trust(b) Series 2013-2 Class A 03/15/22	2.090%	8,300,000	8,295,053
GE Dealer Floorplan Master Note Trust(c) Series 2014-1 Class A 07/20/19	0.561%	7,625,000	7,624,845
Series 2015-1 Class A 01/20/20	0.681%	7,845,000	7,845,117
GE Equipment Small Ticket LLC Series 2014-1A Class A2(b) 08/24/16	0.590%	3,038,959	3,038,912
GE Equipment Transportation LLC Series 2014-1 Class A2 12/23/16	0.550%	1,822,130	1,821,936
GFT Mortgage Loan Trust Series 2015-GFT1 Class A(b)(c) 01/25/55	3.721%	4,312,725	4,318,332
GM Financial Automobile Leasing Trust Series 2015-1 Class A2 12/20/17	1.100%	15,560,000	15,574,749
Goldentree Loan Opportunities VIII Ltd. Series 2014-8A Class A(b)(c) 04/19/26	1.725%	24,000,000	23,999,928
GreatAmerica Leasing Receivables Series 2015-1 Class A2(b) 06/20/17	1.120%	2,975,000	2,978,286
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class A2(b) 05/16/44	1.147%	3,980,000	3,977,572
Harley-Davidson Motorcycle Trust(c) Series 2014-1 Class A2B 04/15/18	0.352%	138,027	137,819

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-1 Class A2B 01/15/19	0.482%	3,365,000	3,364,999
Hertz Fleet Lease Funding LP(b)(c) Series 2013-3 Class A 12/10/27	0.731%	8,969,842	8,977,185
Series 2014-1 Class A 04/10/28	0.581%	4,575,000	4,575,000
Honda Auto Receivables Owner Trust Series 2012-3 Class A3 05/15/16	0.560%	36,097	36,105
Series 2013-4 Class A3 09/18/17	0.690%	1,807,000	1,806,746
Hyundai Auto Receivables Trust Series 2015-B Class A2B(c) 04/16/18	0.679%	8,480,000	8,506,627
Hyundai Floorplan Master Owner Trust Series 2013-1A Class A(b)(c) 05/15/18	0.532%	8,890,000	8,901,329
MMAF Equipment Finance LLC Series 2014-AA Class A2(b) 04/10/17	0.520%	11,568,016	11,564,373
Mercedes-Benz Master Owner Trust Series 2015-AA Class A(b)(c) 04/15/19	0.500%	9,420,000	9,420,141
Mountain View Funding CLO Series 2007-3A Class A1(b)(c) 04/16/21	0.491%	12,430,518	12,387,521
New York City Tax Liens Trust Series 2014-A Class A(b) 11/10/27	1.030%	1,473,886	1,473,478
Nissan Auto Lease Trust Series 2013-B Class A3 06/15/16	0.750%	4,550,000	4,555,037
Nissan Auto Lease Series 2013-A Class A3 04/15/16	0.610%	374,570	374,695
Nissan Auto Receivables Owner Trust Series 2015-A Class A1(c) 01/15/20	0.582%	5,895,000	5,895,088
OZLM VII Ltd.(b)(c) Series 2014-7A Class A1B 07/17/26	1.764%	7,835,000	7,827,674
Series 2014-7A Class A2A 07/17/26	2.324%	3,995,000	3,983,035
Oak Hill Advisors Residential Loan Trust Series 2015-NPL1 Class A1(b)(c) 01/25/55	3.475%	1,483,724	1,484,617
Oak Hill Credit Partners X Ltd.(b)(c) Series 2014-10A Class A 07/20/26	1.745%	7,715,000	7,704,523

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-10A Class B 07/20/26	2.375%	8,800,000	8,806,767
Octagon Investment Partners XIX Ltd. Series 2014-A Class 1A(b)(c) 04/15/26	1.795%	9,030,000	9,027,995
Octagon Investment Partners XXI Ltd. Series 2014-1A Class A1B(b)(c) 11/14/26	1.572%	9,200,000	9,189,411
Octagon Investment Partners XXII Ltd. Series 2014-1A Class E1(b)(c) 11/22/25	5.526%	1,000,000	923,598
Renaissance Home Equity Loan Trust Series 2005-3 Class M2(c) 11/25/35	5.355%	4,750,000	650,788
SLM Student Loan Trust Series 2014-2 Class A1(c) 07/25/19	0.431%	4,190,529	4,189,081
SMART Trust(b) Series 2012-1USA Class A4A 12/14/17	2.010%	5,576,000	5,620,692
SMART Trust(c) Series 2013-1US Class A3B 09/14/16	0.629%	769,188	769,099
Santander Drive Auto Receivables Trust(c) Series 2014-2 Class A2B 07/17/17	0.502%	3,207,551	3,207,599
Series 2014-3 Class A2B 08/15/17	0.462%	1,536,205	1,536,228
Series 2015-2 Class A2B 09/17/18	0.631%	15,650,000	15,650,235
Selene Non-Performing Loans LLC Series 2014-1A Class A(b)(c) 05/25/54	2.981%	2,105,246	2,085,025
SpringCastle America Funding LLC Series 2014-AA Class A(b) 05/25/23	2.700%	5,441,138	5,468,654
Springleaf Funding Trust Series 2015-AA Class A(b) 11/15/24	3.160%	5,640,000	5,698,318
Symphony CLO Ltd. Series 2014-14A Class B1(b)(c) 07/14/26	2.224%	4,225,000	4,229,512
Symphony CLO V Ltd. Series 2007-5A Class A1(b)(c) 01/15/24	1.025%	12,055,292	11,948,265
TAL Advantage V LLC Series 2014-2A Class A1(b) 05/20/39	1.700%	2,868,775	2,850,413
TCF Auto Receivables Owner Trust Series 2014-1A Class A2(b) 05/15/17	0.590%	4,550,137	4,549,885

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(b)(c) 06/25/54	3.125%	1,796,115	1,794,256
Venture XI CLO Ltd. Series 2012-11AR Class AR(b)(c)(g) 11/14/22	1.577%	9,475,000	9,475,000
Vericrest Opportunity Loan Transferee XXXIII LLC Series 2015-NPL5 Class A1(b)(c) 03/25/55	3.500%	1,481,300	1,480,198
Vericrest Opportunity Loan Transferee(b)(c) Series 2014-NPL4 Class A1 04/27/54	3.125%	1,371,537	1,370,577
Series 2014-NPL4 Class A2 04/27/54	4.000%	497,994	496,789
Series 2015-NPL4 Class A1 02/25/55	3.500%	1,344,659	1,345,123
Volkswagen Auto Lease Trust Series 2015-A Class A2B(c) 06/20/17	0.501%	3,515,000	3,515,053
Volkswagen Auto Loan Enhanced Trust Series 2013-1 Class A3 08/21/17	0.560%	1,201,056	1,200,196
Series 2013-2 Class A3 04/20/18	0.700%	8,490,000	8,475,388
Westgate Resorts LLC Series 2013-1A Class B(b) 08/20/25	3.750%	915,063	920,564
Westlake Automobile Receivables Trust Series 2014-1A Class A2(b) 05/15/17	0.700%	2,399,915	2,397,833
World Financial Network Credit Card Master Trust Series 2013-B Class A 03/16/20	0.910%	1,025,000	1,025,090
World Financial Network Credit Card Master Trust(c) Series 2014-A Class A 12/15/19	0.562%	6,040,000	6,040,471
Total Asset-Backed Securities — Non-Agency (Cost: $593,792,901)			589,847,578
U.S. Treasury Obligations 12.4%
U.S. Treasury 06/30/15	0.375%	85,311,000	85,350,989
09/30/15	0.250%	9,175,000	9,182,168
03/31/17	0.500%	97,752,000	97,606,936
02/15/18	1.000%	4,155,000	4,169,932
03/31/20	1.375%	31,134,600	31,042,169
03/31/22	1.750%	16,312,000	16,258,480
U.S. Treasury(k) 02/15/25	2.000%	90,576,300	90,208,379
11/15/44	3.000%	67,327,800	70,846,755

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
U.S. Treasury(l) STRIPS 05/15/43	0.000%		68,949,000	30,493,592
Total U.S. Treasury Obligations (Cost: $432,486,771)				435,159,400
U.S. Government & Agency Obligations 3.0%
Residual Funding Corp.(l) STRIPS 10/15/19	0.000%		39,332,000	36,513,547
07/15/20	0.000%		44,575,000	40,541,988
10/15/20	0.000%		18,445,000	16,678,781
01/15/21	0.000%		12,780,000	11,454,177
Total U.S. Government & Agency Obligations (Cost: $103,340,441)				105,188,493
Foreign Government Obligations(a)(m) 1.4%
BRAZIL 0.2%
Brazilian Government International Bond 01/20/34	8.250%		2,227,000	2,939,640
01/07/41	5.625%		2,696,000	2,771,838
Total				5,711,478
CHILE 0.1%
Chile Government International Bond 10/30/22	2.250%		2,900,000	2,892,750
COLOMBIA 0.1%
Colombia Government International Bond 01/18/41	6.125%		3,178,000	3,731,700
DENMARK 0.3%
Danske Bank A/S(c) 12/31/49	5.750%	EUR	9,971,000	11,559,804
MEXICO 0.2%
Mexico Government International Bond 03/15/22	3.625%		5,584,000	5,765,480
03/08/44	4.750%		2,250,000	2,310,187
Total				8,075,667
QATAR 0.1%
Nakilat, Inc.(b) 12/31/33	6.067%		3,111,000	3,643,759
TURKEY 0.1%
Turkey Government International Bond 01/14/41	6.000%		3,285,000	3,647,993

Foreign Government Obligations(a)(m) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UNITED KINGDOM 0.3%
Lloyds Banking Group PLC(c) 12/31/49	7.500%	7,876,000	8,407,630
Total Foreign Government Obligations (Cost: $47,653,998)			47,670,781
Municipal Bonds 1.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.4%
Los Angeles Unified School District Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 07/01/34	5.750%	11,150,000	13,856,551
ILLINOIS 0.1%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	1,520,000	1,929,807
KENTUCKY 0.4%
Kentucky Asset Liability Commission Taxable Revenue Bonds Series 2010 04/01/18	3.165%	14,409,488	14,772,751
OHIO 0.2%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/35	4.532%	8,565,000	9,411,051
PUERTO RICO 0.2%
Commonwealth of Puerto Rico Unlimited General Obligation Bonds Series 2014A(n) 07/01/35	8.000%	3,015,000	2,355,378
Puerto Rico Sales Tax Financing Corp.(n) Revenue Bonds 1st Subordinated Series 2009A-1 08/01/43	5.250%	2,565,000	1,369,018
1st Subordinated Series 2009B 08/01/44	6.500%	1,020,000	613,316
1st Subordinated Series 2010C 08/01/41	5.250%	5,075,000	2,721,621
Total			7,059,333
Total Municipal Bonds (Cost: $44,539,163)			47,029,493

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Preferred Debt 1.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BANKING 1.3%
Citigroup Capital XIII(c) 10/30/40	7.875%	570,958	14,782,103
HSBC Holdings PLC 12/31/49	8.000%	165,495	4,345,899
M&T Bank Corp.(c) 12/31/49	6.375%	7,243	7,619,636
12/31/49	6.375%	1,660	1,743,838
PNC Financial Services Group, Inc. (The)(c) 12/31/49	6.125%	156,841	4,400,958
State Street Corp.(c) 12/31/49	5.900%	97,535	2,626,617
U.S. Bancorp(c) 12/31/49	6.500%	193,437	5,760,554
Wells Fargo & Co.(c) 12/31/49	5.850%	154,015	4,052,135
Total			45,331,740
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
Merrill Lynch Capital Trust I(c) 12/15/66	6.450%	85,000	2,172,600
BUILDING MATERIALS 0.2%
Stanley Black & Decker, Inc. 07/25/52	5.750%	213,050	5,392,296
PROPERTY & CASUALTY —%
Allstate Corp. (The)(c) 01/15/53	5.100%	60,935	1,593,450
Total Preferred Debt (Cost: $52,214,376)			54,490,086

Senior Loans 0.1%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHEMICALS —%
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(c)(o) 02/01/20	3.750%	327,719	328,374
HEALTH CARE 0.1%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(o) 03/20/20	8.500%	304,000	302,860

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
U.S. Renal Care, Inc. Tranche B2 1st Lien Term Loan(c)(o) 07/03/19	4.250%	935,082	939,365
Total			1,242,225
LODGING —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(c)(o) 12/27/20	6.250%	148,000	148,925
TECHNOLOGY —%
Applied Systems, Inc.(c)(o) 1st Lien Term Loan 01/25/21	4.265%	40,305	40,391
2nd Lien Term Loan 01/24/22	7.500%	49,000	49,276
Riverbed Technology, Inc. Term Loan(c)(g)(o) 04/24/22	6.000%	453,458	458,219
Total			547,886
Total Senior Loans (Cost: $2,260,155)			2,267,410

Common Stocks —%

Issuer	Shares	Value ($)
FINANCIALS —%
Insurance —%
WMI Holdings Corp.(p)	53,957	138,669
WMI Holdings Corp. Escrow(d)(f)(p)(q)	2,725	—
Total		138,669
Total Financials		138,669
INDUSTRIALS —%
Airlines —%
United Continental Holdings, Inc.(p)	1,493	89,192
Total Industrials		89,192
Total Common Stocks (Cost: $1,511,115)		227,861

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Money Market Funds 0.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.111%(r)(s)	18,280,193	18,280,193
Total Money Market Funds (Cost: $18,280,193)		18,280,193
Total Investments (Cost: $3,778,697,221)		3,808,054,562
Other Assets & Liabilities, Net		(311,165,251)
Net Assets		3,496,889,311

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at April 30, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS	06/05/2015	11,842,000	EUR	12,876,695	USD	—	(425,789)
UBS	06/05/2015	6,148,000	EUR	6,685,182	USD	—	(221,056)
Total						—	(646,845)

Futures Contracts Outstanding at April 30, 2015

At April 30, 2015, securities totaling $2,215,472 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE CBT	464	USD	59,566,000	06/2015	—	(319,876)
US 2YR NOTE CBT	317	USD	69,507,205	06/2015	237,149	—
US 5YR NOTE CBT	359	USD	43,127,679	06/2015	236,869	—
Total			172,200,884		474,018	(319,876)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BOBL CBT	(143)	EUR	(20,681,098)	06/2015	67,180	—
US LONG BOND CBT	(202)	USD	(32,237,938)	06/2015	549,717	—
US ULTRA BOND CBT	(74)	USD	(12,173,000)	06/2015	357,852	—
Total			(65,092,036)		974,749	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Credit Default Swap Contracts Outstanding at April 30, 2015

At April 30, 2015, securities totaling $3,693,000 were pledged as collateral to cover open credit default swap contracts.

In addition, cash totaling $1,670,000 was received from broker as collateral to cover open credit default swap contracts.

At April 30, 2015, securities totaling $17,179,787 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Goldman Sachs Group, Inc.	12/20/19	1.000	11,115,000	(103,461)	43,839	(12,968)	—	(72,590)
Citibank	Campbell Soup Co.	12/20/19	1.000	4,470,000	(124,889)	79,397	(5,216)		(50,708)
Citibank	Campbell Soup Co.	3/20/20	1.000	11,125,000	(312,345)	170,898	(12,979)	—	(154,426)
Citibank	CDX Emerging Markets Index 22-V1	12/20/19	1.000	9,005,000	973,514	(602,466)	(10,507)	360,541	—
Citibank	D.R. Horton, Inc.	3/20/20	1.000	8,160,000	178,454	(226,096)	(9,520)	—	(57,162)
Citibank	Energy Transfer Partners, LP	6/20/20	1.000	4,375,000	109,772	(152,877)	(5,104)	—	(48,209)
Citibank	International Business Machines Corp.	6/20/20	1.000	3,245,000	(81,806)	81,806	—	—	—
Citibank	Marriott International, Inc.	12/20/19	1.000	11,960,000	(329,135)	262,034	(13,953)	—	(81,054)
Citibank	Marriott International, Inc.	12/20/19	1.000	3,740,000	(102,924)	91,813	(4,363)	—	(15,474)
Citibank	McDonald's Corp.	6/20/20	1.000	8,585,000	(261,645)	255,626	(10,016)	—	(16,035)
Citibank	Morgan Stanley	12/20/19	1.000	17,130,000	(223,646)	151,069	(19,985)	—	(92,562)
Citibank	Nordstrom, Inc.	3/20/20	1.000	4,380,000	(121,413)	119,747	(5,110)	—	(6,776)
Citibank	Toll Brothers, Inc.	3/20/20	1.000	8,175,000	115,261	(122,204)	(9,538)	—	(16,481)
Goldman Sachs International	Anthem, Inc.	3/20/20	1.000	4,375,000	(121,259)	125,749	(5,104)	—	(614)
Goldman Sachs International	Bank of America Corp.	12/20/19	1.000	29,000,000	(517,110)	349,534	(33,833)	—	(201,409)
Goldman Sachs International	Barclays Bank, PLC	12/20/19	1.000	5,965,000	(111,380)	123,240	(6,959)	4,901	—
Goldman Sachs International	Beazer Homes USA, Inc.	12/20/19	5.000	6,755,000	(242,801)	112,619	(39,404)	—	(169,586)
Goldman Sachs International	CDX Emerging Markets Index 22-V1	12/20/19	1.000	9,005,000	973,514	(598,451)	(10,506)	364,557	—
Goldman Sachs International	Citigroup, Inc.	12/20/19	1.000	25,265,000	(347,507)	198,564	(29,476)	—	(178,419)
Goldman Sachs International	Citigroup, Inc.	3/20/20	1.000	11,205,000	(146,634)	103,726	(13,073)	—	(55,981)
Goldman Sachs International	Costco Wholesale Corp.	3/20/20	1.000	4,495,000	(179,240)	166,076	(5,244)	—	(18,408)
Goldman Sachs International	Home Depot, Inc.	12/20/19	1.000	24,895,000	(922,548)	778,134	(29,044)	—	(173,458)
Goldman Sachs International	Home Depot, Inc.	12/20/19	1.000	20,120,000	(745,599)	652,977	(23,473)	—	(116,095)
Goldman Sachs International	McDonald's Corp.	12/20/19	1.000	15,720,000	(467,330)	430,133	(18,340)	—	(55,537)
Goldman Sachs International	McDonald's Corp.	3/20/20	1.000	11,065,000	(333,083)	281,431	(12,909)	—	(64,561)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Credit Default Swap Contracts Outstanding at April 30, 2015
Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Nucor Corp.	12/20/19	1.000	11,240,000	(204,823)	199,568	(13,113)	—	(18,368)
Goldman Sachs International	Textron, Inc.	12/20/19	1.000	16,705,000	(209,590)	80,004	(19,489)	—	(149,075)
Goldman Sachs International	Toll Brothers, Inc.	3/20/20	1.000	17,095,000	241,026	(278,872)	(19,944)	—	(57,790)
JPMorgan	Aetna, Inc.	6/20/20	1.000	4,375,000	(176,481)	168,742	(5,104)	—	(12,843)
JPMorgan	Aetna, Inc.	6/20/20	1.000	4,365,000	(176,077)	170,141	(5,093)	—	(11,029)
JPMorgan	Anadarko Petroleum Corp.	6/20/20	1.000	4,375,000	(74,247)	(14,690)	(5,104)	—	(94,041)
JPMorgan	Barclays Bank, PLC	12/20/19	1.000	11,000,000	220,059	(219,991)	(12,833)	—	(12,765)
JPMorgan	CDX Emerging Markets Index 22-V1	12/20/19	1.000	13,055,000	1,411,353	(873,427)	(15,231)	522,695	—
JPMorgan	D.R. Horton, Inc.	12/20/19	1.000	21,055,000	363,195	(1,057,172)	(24,564)	—	(718,541)
JPMorgan	Kinder Morgan, Inc.	6/20/20	1.000	4,375,000	29,846	(72,572)	(5,104)	—	(47,830)
JPMorgan	L Brands, Inc.	6/20/20	1.000	16,525,000	217,396	(305,864)	(19,279)	—	(107,747)
JPMorgan	McDonald's Corp.	6/20/20	1.000	4,360,000	(132,880)	129,823	(5,087)	—	(8,144)
Morgan Stanley	ConocoPhillips	6/20/20	1.000	4,365,000	(126,013)	121,145	(5,093)	—	(9,961)
Morgan Stanley	ConocoPhillips	6/20/20	1.000	2,180,000	(62,934)	59,374	(2,543)	—	(6,103)
Morgan Stanley	ConocoPhillips	6/20/20	1.000	2,180,000	(62,934)	60,645	(2,543)	—	(4,832)
Morgan Stanley	Goldman Sachs Group, Inc.	12/20/19	1.000	2,485,000	(23,131)	10,872	(2,899)	—	(15,158)
Morgan Stanley	Goldman Sachs Group, Inc.	3/20/20	1.000	20,570,000	(169,730)	128,183	(23,998)	—	(65,545)
Morgan Stanley	Textron, Inc.	3/20/20	1.000	4,355,000	(47,528)	52,789	(5,081)	180	—
Morgan Stanley*	CDX North America High Yield 24-V1	6/20/20	5.000	199,900,000	(554,706)	—	(1,166,083)	—	(1,720,789)
Morgan Stanley*	CDX North America Investment Grade 24-V1	6/20/20	1.000	282,582,917	11,636	—	(329,680)	—	(318,044)
Total								1,252,874	(5,024,150)

*Centrally cleared swap contract

Credit Default Swap Contracts Outstanding at April 30, 2015
Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	Humana, Inc.	6/20/20	1.000	0.4259	4,375,000	126,101	(109,588)	5,104	21,617	—
JPMorgan	Humana, Inc.	6/20/20	1.000	0.4259	4,365,000	125,813	(118,781)	5,093	12,125	—
Total									33,742	—

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Credit Default Swap Contracts Outstanding at April 30, 2015
Sell Protection (continued)

represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at April 30, 2015

At April 30, 2015, securities totaling $2,822,294 were pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	0.883	2/23/17	USD	178,630,000	(404)	—	(616,408)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	0.818	4/14/17	USD	161,911,000	(472)	—	(79,225)
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	1.692	2/23/20	USD	73,137,795	(317)	679,259	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	1.549	4/14/20	USD	66,507,436	(374)	—	(43,687)
Total								679,259	(739,320)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the value of these securities amounted to $809,786,694 or 23.16% of net assets.

(c)  Variable rate security.

(d)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2015 was $520,089, which represents 0.01% of net assets. Information concerning such security holdings at April 30, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	04/27/1995	3,015
United Artists Theatre Circuit, Inc. 07/01/15 9.300%	08/12/1996	468,610
WMI Holdings Corp. Escrow	03/28/2008	—
Washington Mutual Bank 01/15/15 5.125%	09/25/2007 - 05/14/2008	24,052,072

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2015, the value of these securities amounted to $329,569, which represents 0.01% of net assets.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2015, the value of these securities amounted to $1,007,589, which represents 0.03% of net assets.

(g)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Notes to Portfolio of Investments (continued)

(h)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(i)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(j)  Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(k)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(l)  Zero coupon bond.

(m)  Principal and interest may not be guaranteed by the government.

(n)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2015, the value of these securities amounted to $7,059,333 or 0.20% of net assets.

(o)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(p)  Non-income producing.

(q)  Negligible market value.

(r)  The rate shown is the seven-day current annualized yield at April 30, 2015.

(s)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	45,506,877	1,796,857,118	(1,824,083,802)	18,280,193	45,170	18,280,193

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

EUR  Euro

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Banking	—	310,044,752	41,069	310,085,821
Leisure	—	1,518,700	477,096	1,995,796
All Other Industries	—	1,009,529,145	—	1,009,529,145
Residential Mortgage-Backed Securities — Agency	—	642,968,948	487,500	643,456,448
Residential Mortgage-Backed Securities — Non-Agency	—	160,127,405	12,755,784	172,883,189
Commercial Mortgage-Backed Securities — Non-Agency	—	239,653,773	2,238,583	241,892,356
Asset-Backed Securities — Agency	—	128,050,512	—	128,050,512
Asset-Backed Securities — Non-Agency	—	569,549,246	20,298,332	589,847,578
U.S. Treasury Obligations	404,665,808	30,493,592	—	435,159,400
U.S. Government & Agency Obligations	—	105,188,493	—	105,188,493
Foreign Government Obligations	—	47,670,781	—	47,670,781
Municipal Bonds	—	47,029,493	—	47,029,493
Preferred Debt	54,490,086	—	—	54,490,086
Total Bonds	459,155,894	3,291,824,840	36,298,364	3,787,279,098
Equity Securities
Common Stocks
Financials	138,669	—	—	138,669
Industrials	89,192	—	—	89,192
Total Equity Securities	227,861	—	—	227,861
Other
Senior Loans
Lodging	—	—	148,925	148,925
All Other Industries	—	2,118,485	—	2,118,485
Total Other	—	2,118,485	148,925	2,267,410
Mutual Funds
Money Market Funds	18,280,193	—	—	18,280,193
Total Mutual Funds	18,280,193	—	—	18,280,193

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	477,663,948	3,293,943,325	36,447,289	3,808,054,562
Derivatives
Assets
Futures Contracts	1,448,767	—	—	1,448,767
Swap Contracts	—	1,965,875	—	1,965,875
Liabilities
Forward Foreign Currency Exchange Contracts	—	(646,845)	—	(646,845)
Futures Contracts	(319,876)	—	—	(319,876)
Swap Contracts	—	(5,763,470)	—	(5,763,470)
Total	478,792,839	3,289,498,885	36,447,289	3,804,739,013

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Senior Loans ($)	Total ($)
Balance as of April 30, 2014	1,410,387	—	29,150,697	19,148,921	—	752,287	50,462,292
Increase (decrease) in accrued discounts/ premiums	—	(243)	(15,430)	(370)	—	568	(15,475)
Realized gain (loss)	16,305	—	(69,826)	8,255	—	12,947	(32,319)
Change in unrealized appreciation (depreciation)(a)	(16,544)	(24,757)	164,765	(14,551)	5,607	(17,414)	97,106
Sales	(891,983)	—	(23,454,300)	(14,921,809)	(287,275)	(599,463)	(40,154,830)
Purchases	—	512,500	8,838,300	2,968,137	20,580,000	—	32,898,937
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	(1,858,422)	(4,950,000)	—	—	(6,808,422)
Balance as of April 30, 2015	518,165	487,500	12,755,784	2,238,583	20,298,332	148,925	36,447,289

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2015 was $147,126, which is comprised of Corporate Bonds & Notes of $(16,544), Residential Mortgage-Backed Securities — Agency of $(24,757), Residential Mortgage-Backed Securities — Non-Agency of $183,732, Commercial Mortgage-Backed Securities — Non-Agency of $13, Asset-Backed Securities — Non-Agency of $5,607 and Senior Loans of $(925).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change estimated earnings of the respective company might result in change to the comparable companies and market multiples.

Certain residential, commercial, and asset backed securities as well as senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Other residential mortgage backed securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $3,760,417,028)	$3,789,774,369
Affiliated issuers (identified cost $18,280,193)	18,280,193
Total investments (identified cost $3,778,697,221)	3,808,054,562
Foreign currency (identified cost $717,904)	695,639
Unrealized appreciation on swap contracts	1,286,616
Premiums paid on outstanding swap contracts	4,754,618
Receivable for:
Investments sold	112,733,668
Investments sold on a delayed delivery basis	2,299,662
Capital shares sold	5,827,260
Dividends	204,919
Interest	20,848,228
Reclaims	22,212
Variation margin	506,842
Expense reimbursement due from Investment Manager	5,013
Prepaid expenses	7,774
Trustees' deferred compensation plan	169,671
Other assets	82,625
Total assets	3,957,499,309
Liabilities
Disbursements in excess of cash	66,527
Unrealized depreciation on forward foreign currency exchange contracts	646,845
Unrealized depreciation on swap contracts	2,985,317
Premiums received on outstanding swap contracts	5,759,698
Payable for:
Investments purchased	60,644,678
Investments purchased on a delayed delivery basis	378,940,585
Capital shares purchased	4,564,378
Dividend distributions to shareholders	5,797,193
Variation margin	229,384
Investment management fees	39,701
Distribution and/or service fees	13,668
Transfer agent fees	434,943
Administration fees	5,819
Plan administration fees	75
Compensation of board members	116,350
Chief compliance officer expenses	168
Other expenses	194,998
Trustees' deferred compensation plan	169,671
Total liabilities	460,609,998
Net assets applicable to outstanding capital stock	$3,496,889,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Represented by
Paid-in capital	$3,438,638,823
Undistributed net investment income	6,047,374
Accumulated net realized gain	27,929,649
Unrealized appreciation (depreciation) on:
Investments	29,357,341
Foreign currency translations	(19,176)
Forward foreign currency exchange contracts	(646,845)
Futures contracts	1,128,891
Swap contracts	(5,546,746)
Total — representing net assets applicable to outstanding capital stock	$3,496,889,311
Class A
Net assets	$1,248,167,774
Shares outstanding	134,889,419
Net asset value per share	$9.25
Maximum offering price per share(a)	$9.54
Class B
Net assets	$11,344,317
Shares outstanding	1,225,786
Net asset value per share	$9.25
Class C
Net assets	$60,604,901
Shares outstanding	6,549,367
Net asset value per share	$9.25
Class I
Net assets	$486,712,901
Shares outstanding	52,539,077
Net asset value per share	$9.26
Class K
Net assets	$10,984,445
Shares outstanding	1,187,620
Net asset value per share	$9.25
Class R
Net assets	$2,768,605
Shares outstanding	299,137
Net asset value per share	$9.26
Class R4
Net assets	$7,655,640
Shares outstanding	828,441
Net asset value per share	$9.24

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class R5
Net assets	$21,579,557
Shares outstanding	2,334,664
Net asset value per share	$9.24
Class W
Net assets	$453,339,821
Shares outstanding	48,936,235
Net asset value per share	$9.26
Class Y
Net assets	$18,248,760
Shares outstanding	1,970,719
Net asset value per share	$9.26
Class Z
Net assets	$1,175,482,590
Shares outstanding	126,993,680
Net asset value per share	$9.26

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$5,516,371
Dividends — affiliated issuers	45,170
Interest	115,042,910
Total income	120,604,451
Expenses:
Investment management fees	15,122,287
Distribution and/or service fees
Class A	3,373,248
Class B	152,033
Class C	626,533
Class R	14,208
Class W	1,194,813
Transfer agent fees
Class A	2,280,978
Class B	25,675
Class C	105,909
Class K	6,347
Class R	4,813
Class R4	13,376
Class R5	9,299
Class W	810,143
Class Z	2,046,762
Administration fees	2,202,786
Plan administration fees
Class K	31,733
Compensation of board members	105,338
Custodian fees	80,381
Printing and postage fees	316,121
Registration fees	153,741
Professional fees	139,005
Chief compliance officer expenses	1,801
Other	87,065
Total expenses	28,904,395
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,029,498)
Fees waived by Distributor — Class C	(63,536)
Expense reductions	(3,295)
Total net expenses	26,808,066
Net investment income	93,796,385
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	106,759,175
Foreign currency translations	(10,626)
Forward foreign currency exchange contracts	4,144,530
Futures contracts	(28,834,924)
Swap contracts	(27,260,820)
Net realized gain	54,797,335
Net change in unrealized appreciation (depreciation) on:
Investments	(28,763,407)
Foreign currency translations	(13,759)
Forward foreign currency exchange contracts	(646,845)
Futures contracts	6,797,696
Swap contracts	8,325,273
Net change in unrealized depreciation	(14,301,042)
Net realized and unrealized gain	40,496,293
Net increase in net assets resulting from operations	$134,292,678

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$93,796,385	$127,938,341
Net realized gain (loss)	54,797,335	(25,880,991)
Net change in unrealized depreciation	(14,301,042)	(166,362,811)
Net increase (decrease) in net assets resulting from operations	134,292,678	(64,305,461)
Distributions to shareholders
Net investment income
Class A	(32,597,667)	(40,739,484)
Class B	(251,748)	(445,171)
Class C	(1,106,474)	(1,342,583)
Class I	(13,407,390)	(15,068,564)
Class K	(313,476)	(842,602)
Class R	(61,670)	(58,721)
Class R4	(210,789)	(85,389)
Class R5	(509,703)	(144,327)
Class W	(11,575,491)	(15,347,641)
Class Y	(453,598)	(125,763)
Class Z	(32,321,680)	(38,899,879)
Net realized gains
Class A	—	(11,017,282)
Class B	—	(164,295)
Class C	—	(477,323)
Class I	—	(3,995,804)
Class K	—	(99,875)
Class R	—	(17,357)
Class R4	—	(35,378)
Class R5	—	(14,933)
Class W	—	(4,003,950)
Class Y	—	(8,375)
Class Z	—	(9,359,385)
Total distributions to shareholders	(92,809,686)	(142,294,081)
Decrease in net assets from capital stock activity	(532,055,615)	(1,319,230,161)
Total decrease in net assets	(490,572,623)	(1,525,829,703)
Net assets at beginning of year	3,987,461,934	5,513,291,637
Net assets at end of year	$3,496,889,311	$3,987,461,934
Undistributed net investment income	$6,047,374	$9,215,512

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	14,146,361	130,597,121	17,375,229	158,612,227
Distributions reinvested	3,193,721	29,503,094	5,187,074	47,080,179
Redemptions	(43,522,927)	(401,914,347)	(89,952,046)	(820,216,743)
Net decrease	(26,182,845)	(241,814,132)	(67,389,743)	(614,524,337)
Class B shares
Subscriptions	65,062	600,697	63,827	584,800
Distributions reinvested	24,799	229,072	61,452	557,755
Redemptions(a)	(937,596)	(8,655,645)	(2,472,423)	(22,491,264)
Net decrease	(847,735)	(7,825,876)	(2,347,144)	(21,348,709)
Class C shares
Subscriptions	673,068	6,208,573	531,941	4,853,124
Distributions reinvested	102,962	951,070	168,764	1,530,941
Redemptions	(1,301,507)	(12,007,246)	(3,715,115)	(33,798,697)
Net decrease	(525,477)	(4,847,603)	(3,014,410)	(27,414,632)
Class I shares
Subscriptions	13,438,123	123,848,892	28,692,029	263,749,900
Distributions reinvested	1,449,456	13,407,104	2,098,890	19,064,084
Redemptions	(25,297,110)	(232,968,322)	(16,256,795)	(147,289,164)
Net increase (decrease)	(10,409,531)	(95,712,326)	14,534,124	135,524,820
Class K shares
Subscriptions	203,111	1,878,084	1,007,369	9,206,796
Distributions reinvested	33,919	313,222	103,467	942,132
Redemptions	(598,199)	(5,506,290)	(7,546,039)	(68,053,036)
Net decrease	(361,169)	(3,314,984)	(6,435,203)	(57,904,108)
Class R shares
Subscriptions	108,429	1,002,039	85,928	786,327
Distributions reinvested	5,842	53,989	7,454	67,653
Redemptions	(115,601)	(1,066,029)	(114,434)	(1,037,804)
Net decrease	(1,330)	(10,001)	(21,052)	(183,824)
Class R4 shares
Subscriptions	224,590	2,068,572	943,748	8,593,631
Distributions reinvested	21,243	196,034	12,681	114,647
Redemptions	(235,638)	(2,171,845)	(144,238)	(1,305,075)
Net increase	10,195	92,761	812,191	7,403,203

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	719,473	6,622,697	1,729,684	15,615,329
Distributions reinvested	55,176	509,422	17,493	158,806
Redemptions	(188,178)	(1,737,347)	(32,481)	(294,654)
Net increase	586,471	5,394,772	1,714,696	15,479,481
Class W shares
Subscriptions	19,765,320	183,113,256	17,583,240	160,554,849
Distributions reinvested	1,251,768	11,575,239	2,129,690	19,351,220
Redemptions	(27,475,576)	(253,088,522)	(43,566,322)	(396,212,322)
Net decrease	(6,458,488)	(58,400,027)	(23,853,392)	(216,306,253)
Class Y shares
Subscriptions	588,614	5,444,201	1,972,134	17,785,353
Distributions reinvested	49,009	453,313	14,729	134,037
Redemptions	(375,043)	(3,457,126)	(278,983)	(2,533,789)
Net increase	262,580	2,440,388	1,707,880	15,385,601
Class Z shares
Subscriptions	15,882,894	146,660,467	11,023,731	100,585,369
Distributions reinvested	1,370,750	12,667,947	2,027,629	18,410,964
Redemptions	(31,147,225)	(287,387,001)	(73,950,227)	(674,337,736)
Net decrease	(13,893,581)	(128,058,587)	(60,898,867)	(555,341,403)
Total net decrease	(57,820,910)	(532,055,615)	(145,190,920)	(1,319,230,161)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$9.15		$9.49		$9.39		$9.33		$9.08		$8.95
Income from investment operations:
Net investment income	0.23		0.24		0.28		0.03		0.33		0.36
Net realized and unrealized gain (loss)	0.09		(0.31)		0.23		0.05		0.28		0.15
Total from investment operations	0.32		(0.07)		0.51		0.08		0.61		0.51
Less distributions to shareholders:
Net investment income	(0.22)		(0.21)		(0.26)		(0.02)		(0.36)		(0.38)
Net realized gains	—		(0.06)		(0.15)		—		—		—
Total distributions to shareholders	(0.22)		(0.27)		(0.41)		(0.02)		(0.36)		(0.38)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$9.25		$9.15		$9.49		$9.39		$9.33		$9.08
Total return	3.56%		(0.62%)		5.52%		0.91%		6.82%		5.80%
Ratios to average net assets(c)
Total gross expenses	0.92%		0.91%		0.94%		0.96	%(d)	0.95	%(e)	0.97	%(e)
Total net expenses(f)	0.85	%(g)	0.85	%(g)	0.86	%(g)	0.84	%(d)	0.84	%(e)(g)	0.92	%(e)(g)
Net investment income	2.45%		2.67%		2.94%		3.35	%(d)	3.62%		4.02%
Supplemental data
Net assets, end of period (in thousands)	$1,248,168		$1,473,961		$2,168,079		$352,338		$338,578		$201,506
Portfolio turnover	316%		274%		239%		10%		170%		177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class B	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$9.15		$9.49		$9.39		$9.33		$9.08		$8.95
Income from investment operations:
Net investment income	0.16		0.17		0.21		0.02		0.27		0.30
Net realized and unrealized gain (loss)	0.09		(0.30)		0.23		0.06		0.27		0.15
Total from investment operations	0.25		(0.13)		0.44		0.08		0.54		0.45
Less distributions to shareholders:
Net investment income	(0.15)		(0.15)		(0.19)		(0.02)		(0.29)		(0.32)
Net realized gains	—		(0.06)		(0.15)		—		—		—
Total distributions to shareholders	(0.15)		(0.21)		(0.34)		(0.02)		(0.29)		(0.32)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$9.25		$9.15		$9.49		$9.39		$9.33		$9.08
Total return	2.79%		(1.36%)		4.74%		0.85%		6.01%		5.03%
Ratios to average net assets(c)
Total gross expenses	1.67%		1.66%		1.69%		1.71	%(d)	1.72	%(e)	1.68	%(e)
Total net expenses(f)	1.60	%(g)	1.60	%(g)	1.61	%(g)	1.59	%(d)	1.59	%(e)(g)	1.67	%(e)(g)
Net investment income	1.71%		1.90%		2.20%		2.59	%(d)	2.93%		3.32%
Supplemental data
Net assets, end of period (in thousands)	$11,344		$18,976		$41,955		$6,081		$6,253		$14,779
Portfolio turnover	316%		274%		239%		10%		170%		177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$9.15		$9.49		$9.39		$9.33		$9.08		$8.95
Income from investment operations:
Net investment income	0.17		0.19		0.22		0.02		0.28		0.31
Net realized and unrealized gain (loss)	0.09		(0.31)		0.23		0.06		0.28		0.15
Total from investment operations	0.26		(0.12)		0.45		0.08		0.56		0.46
Less distributions to shareholders:
Net investment income	(0.16)		(0.16)		(0.20)		(0.02)		(0.31)		(0.33)
Net realized gains	—		(0.06)		(0.15)		—		—		—
Total distributions to shareholders	(0.16)		(0.22)		(0.35)		(0.02)		(0.31)		(0.33)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$9.25		$9.15		$9.49		$9.39		$9.33		$9.08
Total return	2.89%		(1.21%)		4.90%		0.86%		6.20%		5.17%
Ratios to average net assets(c)
Total gross expenses	1.67%		1.66%		1.69%		1.71	%(d)	1.70	%(e)	1.68	%(e)
Total net expenses(f)	1.50	%(g)	1.45	%(g)	1.46	%(g)	1.44	%(d)	1.44	%(e)(g)	1.52	%(e)(g)
Net investment income	1.80%		2.07%		2.37%		2.75	%(d)	3.04%		3.42%
Supplemental data
Net assets, end of period (in thousands)	$60,605		$64,739		$95,745		$35,579		$35,304		$33,885
Portfolio turnover	316%		274%		239%		10%		170%		177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class I	2015	2014	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.16	$9.50	$9.39	$9.33		$9.08		$9.21
Income from investment operations:
Net investment income	0.26	0.28	0.31	0.03		0.37		0.19
Net realized and unrealized gain (loss)	0.10	(0.31)	0.24	0.06		0.27		(0.11)
Total from investment operations	0.36	(0.03)	0.55	0.09		0.64		0.08
Less distributions to shareholders:
Net investment income	(0.26)	(0.25)	(0.29)	(0.03)		(0.39)		(0.21)
Net realized gains	—	(0.06)	(0.15)	—		—		—
Total distributions to shareholders	(0.26)	(0.31)	(0.44)	(0.03)		(0.39)		(0.21)
Proceeds from regulatory settlements	—	—	—	—		0.00	(c)	—
Net asset value, end of period	$9.26	$9.16	$9.50	$9.39		$9.33		$9.08
Total return	3.94%	(0.27%)	6.00%	0.94%		7.17%		0.87%
Ratios to average net assets(d)
Total gross expenses	0.50%	0.50%	0.50%	0.52	%(e)	0.51	%(f)	0.53	%(e)(f)
Total net expenses(g)	0.49%	0.50%	0.50%	0.52	%(e)	0.51	%(f)(h)	0.52	%(e)(f)(h)
Net investment income	2.80%	3.05%	3.31%	3.68	%(e)	4.01%		4.05	%(e)
Supplemental data
Net assets, end of period (in thousands)	$486,713	$576,729	$459,989	$90,345		$86,768		$26,866
Portfolio turnover	316%	274%	239%	10%		170%		177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class K	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.15	$9.49	$9.42
Income from investment operations:
Net investment income	0.23	0.25	0.05
Net realized and unrealized gain (loss)	0.10	(0.31)	0.06
Total from investment operations	0.33	(0.06)	0.11
Less distributions to shareholders:
Net investment income	(0.23)	(0.22)	(0.04)
Net realized gains	—	(0.06)	—
Total distributions to shareholders	(0.23)	(0.28)	(0.04)
Net asset value, end of period	$9.25	$9.15	$9.49
Total return	3.63%	(0.53%)	1.19%
Ratios to average net assets(b)
Total gross expenses	0.80%	0.74%	0.79	%(c)
Total net expenses(d)	0.79%	0.74%	0.79	%(c)
Net investment income	2.52%	2.67%	2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10,984	$14,168	$75,741
Portfolio turnover	316%	274%	239%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class R	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$9.15		$9.49		$9.39		$9.33		$9.08		$8.95
Income from investment operations:
Net investment income	0.20		0.22		0.26		0.02		0.31		0.34
Net realized and unrealized gain (loss)	0.11		(0.31)		0.23		0.06		0.28		0.15
Total from investment operations	0.31		(0.09)		0.49		0.08		0.59		0.49
Less distributions to shareholders:
Net investment income	(0.20)		(0.19)		(0.24)		(0.02)		(0.34)		(0.36)
Net realized gains	—		(0.06)		(0.15)		—		—		—
Total distributions to shareholders	(0.20)		(0.25)		(0.39)		(0.02)		(0.34)		(0.36)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$9.26		$9.15		$9.49		$9.39		$9.33		$9.08
Total return	3.41%		(0.87%)		5.26%		0.89%		6.55%		5.54%
Ratios to average net assets(c)
Total gross expenses	1.17%		1.16%		1.20%		1.21	%(d)	1.20	%(e)	1.18	%(e)
Total net expenses(f)	1.10	%(g)	1.10	%(g)	1.12	%(g)	1.09	%(d)	1.09	%(e)(g)	1.17	%(e)(g)
Net investment income	2.19%		2.43%		2.73%		3.08	%(d)	3.39%		3.75%
Supplemental data
Net assets, end of period (in thousands)	$2,769		$2,750		$3,052		$2,631		$2,786		$2,969
Portfolio turnover	316%		274%		239%		10%		170%		177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$9.14		$9.48		$9.66
Income from investment operations:
Net investment income	0.25		0.27		0.14
Net realized and unrealized gain (loss)	0.10		(0.31)		(0.05	)(b)
Total from investment operations	0.35		(0.04)		0.09
Less distributions to shareholders:
Net investment income	(0.25)		(0.24)		(0.12)
Net realized gains	—		(0.06)		(0.15)
Total distributions to shareholders	(0.25)		(0.30)		(0.27)
Net asset value, end of period	$9.24		$9.14		$9.48
Total return	3.82%		(0.38%)		0.99%
Ratios to average net assets(c)
Total gross expenses	0.67%		0.67%		0.67	%(d)
Total net expenses(e)	0.60	%(f)	0.60	%(f)	0.60	%(d)
Net investment income	2.70%		3.02%		3.26	%(d)
Supplemental data
Net assets, end of period (in thousands)	$7,656		$7,477		$57
Portfolio turnover	316%		274%		239%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.14	$9.48	$9.66
Income from investment operations:
Net investment income	0.25	0.28	0.15
Net realized and unrealized gain (loss)	0.10	(0.31)	(0.05	)(b)
Total from investment operations	0.35	(0.03)	0.10
Less distributions to shareholders:
Net investment income	(0.25)	(0.25)	(0.13)
Net realized gains	—	(0.06)	(0.15)
Total distributions to shareholders	(0.25)	(0.31)	(0.28)
Net asset value, end of period	$9.24	$9.14	$9.48
Total return	3.89%	(0.28%)	1.03%
Ratios to average net assets(c)
Total gross expenses	0.55%	0.51%	0.54	%(d)
Total net expenses(e)	0.54%	0.50%	0.54	%(d)
Net investment income	2.74%	3.15%	3.30	%(d)
Supplemental data
Net assets, end of period (in thousands)	$21,580	$15,980	$318
Portfolio turnover	316%	274%	239%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class W	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.16		$9.50		$9.39		$9.33		$9.08		$9.21
Income from investment operations:
Net investment income	0.23		0.24		0.27		0.03		0.34		0.17
Net realized and unrealized gain (loss)	0.09		(0.30)		0.25		0.05		0.27		(0.11)
Total from investment operations	0.32		(0.06)		0.52		0.08		0.61		0.06
Less distributions to shareholders:
Net investment income	(0.22)		(0.22)		(0.26)		(0.02)		(0.36)		(0.19)
Net realized gains	—		(0.06)		(0.15)		—		—		—
Total distributions to shareholders	(0.22)		(0.28)		(0.41)		(0.02)		(0.36)		(0.19)
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$9.26		$9.16		$9.50		$9.39		$9.33		$9.08
Total return	3.56%		(0.62%)		5.59%		0.91%		6.84%		0.69%
Ratios to average net assets(d)
Total gross expenses	0.92%		0.91%		0.92%		0.94	%(e)	0.94	%(f)	0.89	%(e)(f)
Total net expenses(g)	0.85	%(h)	0.85	%(h)	0.85	%(h)	0.82	%(e)	0.83	%(f)(h)	0.87	%(e)(f)(h)
Net investment income	2.45%		2.68%		2.91%		3.38	%(e)	3.64%		3.62	%(e)
Supplemental data
Net assets, end of period (in thousands)	$453,340		$507,419		$752,819		$3		$3		$2
Portfolio turnover	316%		274%		239%		10%		170%		177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.16	$9.49	$9.67
Income from investment operations:
Net investment income	0.26	0.29	0.14
Net realized and unrealized gain (loss)	0.10	(0.31)	(0.04	)(b)
Total from investment operations	0.36	(0.02)	0.10
Less distributions to shareholders:
Net investment income	(0.26)	(0.25)	(0.13)
Net realized gains	—	(0.06)	(0.15)
Total distributions to shareholders	(0.26)	(0.31)	(0.28)
Net asset value, end of period	$9.26	$9.16	$9.49
Total return	3.94%	(0.17%)	1.05%
Ratios to average net assets(c)
Total gross expenses	0.50%	0.51%	0.45	%(d)
Total net expenses(e)	0.49%	0.50%	0.45	%(d)
Net investment income	2.80%	3.21%	3.18	%(d)
Supplemental data
Net assets, end of period (in thousands)	$18,249	$15,642	$2
Portfolio turnover	316%	274%	239%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$9.15		$9.49		$9.39		$9.33		$9.08		$8.95
Income from investment operations:
Net investment income	0.25		0.27		0.31		0.03		0.36		0.39
Net realized and unrealized gain (loss)	0.11		(0.31)		0.23		0.06		0.27		0.15
Total from investment operations	0.36		(0.04)		0.54		0.09		0.63		0.54
Less distributions to shareholders:
Net investment income	(0.25)		(0.24)		(0.29)		(0.03)		(0.38)		(0.41)
Net realized gains	—		(0.06)		(0.15)		—		—		—
Total distributions to shareholders	(0.25)		(0.30)		(0.44)		(0.03)		(0.38)		(0.41)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$9.26		$9.15		$9.49		$9.39		$9.33		$9.08
Total return	3.93%		(0.37%)		5.79%		0.93%		7.08%		6.07%
Ratios to average net assets(c)
Total gross expenses	0.67%		0.66%		0.70%		0.71	%(d)	0.70	%(e)	0.68	%(e)
Total net expenses(f)	0.60	%(g)	0.60	%(g)	0.62	%(g)	0.59	%(d)	0.59	%(e)(g)	0.67	%(e)(g)
Net investment income	2.69%		2.92%		3.23%		3.60	%(d)	3.89%		4.28%
Supplemental data
Net assets, end of period (in thousands)	$1,175,483		$1,289,621		$1,915,534		$2,881,803		$2,853,669		$2,835,104
Portfolio turnover	316%		274%		239%		10%		170%		177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia Intermediate Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.

Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage duration and yield curve exposure. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2015:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Over-the-Counter Swap Contracts(c)	4,953,371	—	4,953,371	3,106,495	1,670,000	—	176,876
Centrally Cleared Swap Contracts(d)	379,201	—	379,201	119,425	—	—	259,776
Total asset derivatives	5,332,572	—	5,332,572	3,225,920	1,670,000	—	436,652
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(e)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(f)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	646,845	—	646,845	—	—	—	646,845
Over-the-Counter Swap Contracts(c)	7,658,719	—	7,658,719	3,106,495	—	3,693,000	859,224
Centrally Cleared Swap Contracts(g)	119,425	—	119,425	119,425	—	—	—
Total liability derivatives	8,424,989	—	8,424,989	3,225,920	—	3,693,000	1,506,069

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(e) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(f) Represents the net amount due to counterparties in the event of default.

(g) Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	1,286,616	*
Credit risk	Premiums paid on outstanding swap contracts	4,753,051
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,448,767	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	679,259	*
Interest rate risk	Premiums paid on outstanding swap contracts	1,567
Total		8,169,260
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	5,024,150	*
Credit risk	Premiums received on outstanding swap contracts	5,759,698
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	646,845
Interest rate risk	Net assets — unrealized depreciation on futures contracts	319,876	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	739,320	*
Total		12,489,889

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(28,997,539)	(28,997,539)
Foreign exchange risk	4,144,530	—	—	4,144,530
Interest rate risk	—	(28,834,924)	1,736,719	(27,098,205)
Total	4,144,530	(28,834,924)	(27,260,820)	(51,951,214)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	8,632,229	8,632,229
Foreign exchange risk	(646,845)	—	—	(646,845)
Interest rate risk	—	6,797,696	(162,331)	6,635,365
Total	(646,845)	6,797,696	8,469,898	14,620,749

The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	220,729,241
Futures contracts — Short	164,907,830
Credit default swap contracts — buy protection	1,047,059,130
Credit default swap contracts — sell protection	2,185,000
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	213,851	(163,574)
Interest rate swap contracts	1,133,283	(592,073)

*Based on the ending quarterly outstanding amounts for the year ended April 30, 2015.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.41% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class K	0.05
Class R	0.17
Class R4	0.17
Class R5	0.05
Class W	0.17
Class Z	0.17

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At April 30, 2015, the Fund's total potential future obligation over the life of the Guaranty is $11,878. The liability remaining at April 30, 2015 for non-recurring charges associated with the lease amounted to $8,719 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, these minimum account balance fees reduced total expenses of the Fund by $3,295.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Prior to January 1, 2015, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $274,259 for Class A, $4,434 for Class B and $772 for Class C shares for the year ended April 30, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	0.86%	0.85%
Class B	1.61	1.60
Class C	1.61	1.60
Class I	0.48	0.50
Class K	0.78	0.80
Class R	1.11	1.10
Class R4	0.61	0.60
Class R5	0.53	0.55
Class W	0.86	0.85
Class Y	0.48	0.50
Class Z	0.61	0.60

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor through January 1, 2015, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, foreign currency transactions, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(4,154,837)
Accumulated net realized gain	4,173,936
Paid-in capital	(19,099)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$92,809,686	$113,543,064
Long-term capital gains	—	28,751,017
Total	$92,809,686	$142,294,081

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$21,897,550
Undistributed long-term capital gains	24,268,689
Net unrealized appreciation	21,471,989

At April 30, 2015, the cost of investments for federal income tax purposes was $3,786,582,573 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$77,144,720
Unrealized depreciation	(55,672,731)
Net unrealized appreciation	$21,471,989

For the year ended April 30, 2015, $23,183,358 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $11,962,828,585 and $12,211,928,423, respectively, for the year ended April 30, 2015, of which $8,527,122,301 and $8,413,903,290, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2015, one unaffiliated shareholder of record owned 20.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 9. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Intermediate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$25,482,123

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA INTERMEDIATE BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Columbia Intermediate Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN166_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA MULTI-ASSET INCOME FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MULTI-ASSET INCOME FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	46
Important Information About This Report	49

Annual Report 2015

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OVERVIEW

(Unaudited)

Top Ten Holdings (%) (at April 30, 2015)
PowerShares S&P 500 High Dividend Portfolio ETF	4.7
iShares Core High Dividend ETF	4.1
SPDR Blackstone/GSO Senior Loan ETF	3.7
Credit Suisse AG 11/03/15 12.140%	3.5
UBS AG 10/06/15 12.030%	3.5
SPDR Barclays Long Term Corporate Bond ETF	3.0
iShares Select Dividend ETF	2.9
SPDR Barclays Convertible Securities ETF	2.1
Federal Home Loan Mortgage Corp. 03/15/44 5.769%	1.1
Federal Home Loan Mortgage Corp. 08/15/43 5.769%	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at April 30, 2015)
Asset-Backed Securities — Non-Agency	2.5
Commercial Mortgage-Backed Securities — Non-Agency	2.1
Common Stocks	11.3
Consumer Discretionary	0.4
Consumer Staples	1.4
Energy	1.5
Financials	4.0
Health Care	1.2
Industrials	0.3
Information Technology	0.9
Materials	0.4
Telecommunication Services	0.7
Utilities	0.5
Corporate Bonds & Notes	25.7
Equity-Linked Notes	6.9
Exchange-Traded Funds	20.5
Foreign Government Obligations	9.0
Limited Partnerships	3.8
Money Market Funds	4.5
Preferred Debt	0.9
Residential Mortgage-Backed Securities — Agency	4.5
Residential Mortgage-Backed Securities — Non-Agency	3.6
U.S. Treasury Obligations	4.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Portfolio Management

Jeffrey Knight, CFA

Toby Nangle

Anwiti Bahuguna, Ph.D.

Dan Boncarosky

Annual Report 2015
3

COLUMBIA MULTI-ASSET INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.90	(a)	1,021.08	0.72	(a)	3.76	0.75	(a)
Class C	1,000.00	1,000.00	1,006.10	(a)	1,017.36	1.44	(a)	7.50	1.50	(a)
Class I	1,000.00	1,000.00	1,007.30	(a)	1,022.71	0.40	(a)	2.11	0.42	(a)
Class R4	1,000.00	1,000.00	1,007.10	(a)	1,022.32	0.48	(a)	2.51	0.50	(a)
Class R5	1,000.00	1,000.00	1,007.30	(a)	1,022.46	0.45	(a)	2.36	0.47	(a)
Class W	1,000.00	1,000.00	1,006.90	(a)	1,021.08	0.72	(a)	3.76	0.75	(a)
Class Z	1,000.00	1,000.00	1,008.20	(a)	1,022.32	0.48	(a)	2.51	0.50	(a)

(a) Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
4

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 11.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 0.4%
Automobiles 0.1%
Daimler AG, Registered Shares	681	65,476
General Motors Co.	929	32,571
Total		98,047
Hotels, Restaurants & Leisure 0.1%
McDonald's Corp.	770	74,343
Household Durables 0.1%
Leggett & Platt, Inc.	1,680	71,350
Leisure Products —%
Mattel, Inc.	500	14,080
Media 0.1%
National CineMedia, Inc.	1,677	25,558
Pearson PLC	1,743	35,224
Regal Entertainment Group, Class A	1,954	42,988
Vivendi SA	1,432	35,898
Total		139,668
Total Consumer Discretionary		397,488
CONSUMER STAPLES 1.4%
Beverages 0.2%
Anheuser-Busch InBev NV	625	76,093
Coca-Cola Co. (The)	1,569	63,639
PepsiCo, Inc.	548	52,126
SABMiller PLC	443	23,449
Total		215,307
Food & Staples Retailing 0.1%
Wesfarmers Ltd.	875	30,161
Food Products 0.1%
General Mills, Inc.	1,277	70,669
Unilever PLC	773	33,884
Total		104,553
Household Products 0.2%
Procter & Gamble Co. (The)	2,585	205,533
Tobacco 0.8%
Altria Group, Inc.	6,195	310,060
British American Tobacco PLC	1,199	65,877
Imperial Tobacco Group PLC	1,610	78,617

Common Stocks (continued)

Issuer	Shares	Value ($)
Lorillard, Inc.	818	57,145
Philip Morris International, Inc.	2,631	219,610
Total		731,309
Total Consumer Staples		1,286,863
ENERGY 1.4%
Oil, Gas & Consumable Fuels 1.4%
BP PLC, ADR	3,127	134,961
Cenovus Energy, Inc.	1,014	19,103
Chevron Corp.	1,685	187,136
ConocoPhillips	2,346	159,340
ENI SpA	3,886	74,556
Kinder Morgan, Inc.	9,529	409,271
Occidental Petroleum Corp.	1,775	142,178
Phillips 66	410	32,517
Spectra Energy Corp.	1,260	46,935
Total SA	1,343	72,724
Williams Companies, Inc. (The)	1,327	67,929
Total		1,346,650
Total Energy		1,346,650
FINANCIALS 4.0%
Banks 0.1%
Bank of Montreal	591	38,592
JPMorgan Chase & Co.	606	38,336
Nordea Bank AB	2,649	33,656
Total		110,584
Capital Markets 0.1%
BlackRock, Inc.	92	33,482
New Mountain Finance Corp.	1,688	25,219
Total		58,701
Insurance —%
Allianz SE, Registered Shares	206	35,064
Real Estate Investment Trusts (REITs) 3.8%
Alexandria Real Estate Equities, Inc.	1,899	175,430
Altisource Residential Corp.	3,543	67,848
Armada Hoffler Properties, Inc.	1,710	17,562
Ashford Hospitality Trust, Inc.	3,832	34,718
Brandywine Realty Trust	1,730	25,223
CBL & Associates Properties, Inc.	7,574	136,408

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
5

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Chesapeake Lodging Trust	553	17,558
Colony Capital, Inc.	4,278	110,843
Coresite Realty Corp.	569	27,357
Digital Realty Trust, Inc.	2,480	157,257
Duke Realty Corp.	5,956	117,988
DuPont Fabros Technology, Inc.	1,112	34,639
EastGroup Properties, Inc.	1,241	70,985
Education Realty Trust, Inc.	1,580	53,120
EPR Properties	2,175	125,432
Gaming and Leisure Properties, Inc.	3,528	125,950
Geo Group, Inc. (The)	2,533	98,787
Getty Realty Corp.	511	8,876
Gladstone Commercial Corp.	1,502	26,751
Government Properties Income Trust	2,449	51,037
HCP, Inc.	4,364	175,826
Healthcare Trust of America, Inc., Class A	3,330	86,214
Highwoods Properties, Inc.	2,447	105,319
Host Hotels & Resorts, Inc.	5,472	110,206
LaSalle Hotel Properties	967	35,479
Lexington Realty Trust	11,262	104,399
Medical Properties Trust, Inc.	6,181	86,410
Mid-America Apartment Communities, Inc.	768	57,300
NorthStar Realty Finance Corp.	5,090	95,488
One Liberty Properties, Inc.	2,273	51,097
Physicians Realty Trust	4,165	69,139
Ramco-Gershenson Properties Trust	3,982	69,605
Retail Properties of America, Inc., Class A	3,560	53,792
RLJ Lodging Trust	3,609	107,079
Sabra Health Care REIT, Inc.	1,392	41,593
Select Income REIT	2,983	69,176
Senior Housing Properties Trust	1,668	34,144
Sovran Self Storage, Inc.	667	58,256
Spirit Realty Capital, Inc.	10,996	124,145
STAG Industrial, Inc.	7,781	169,081
Sun Communities, Inc.	1,661	103,082
UDR, Inc.	2,173	71,209
Ventas, Inc.	245	16,880
WP Carey, Inc.	1,632	103,599
Total		3,482,287
Total Financials		3,686,636

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 1.2%
Biotechnology —%
Gilead Sciences, Inc.(a)	341	34,274
Health Care Equipment & Supplies 0.1%
Baxter International, Inc.	506	34,782
Pharmaceuticals 1.1%
AbbVie, Inc.	600	38,796
Bristol-Myers Squibb Co.	1,381	88,011
Eli Lilly & Co.	489	35,144
GlaxoSmithKline PLC	798	18,431
Johnson & Johnson	2,336	231,731
Merck & Co., Inc.	3,454	205,720
Novartis AG, ADR	472	48,050
Pfizer, Inc.	8,473	287,489
Sanofi	699	71,152
Total		1,024,524
Total Health Care		1,093,580
INDUSTRIALS 0.3%
Aerospace & Defense 0.2%
BAE Systems PLC	4,895	37,922
Lockheed Martin Corp.	761	142,003
Total		179,925
Commercial Services & Supplies 0.1%
RR Donnelley & Sons Co.	2,700	50,274
Electrical Equipment —%
Schneider Electric SE	348	26,012
Trading Companies & Distributors —%
Fly Leasing Ltd., ADR	1,058	15,627
Total Industrials		271,838
INFORMATION TECHNOLOGY 0.9%
Communications Equipment 0.3%
Cisco Systems, Inc.	9,505	274,029
IT Services —%
Paychex, Inc.	648	31,357

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
6

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.2%
Intel Corp.	4,063	132,251
Maxim Integrated Products, Inc.	548	17,991
Microchip Technology, Inc.	1,938	92,355
Total		242,597
Software 0.3%
Microsoft Corp.	5,694	276,956
Technology Hardware, Storage & Peripherals 0.1%
Seagate Technology PLC	886	52,026
Total Information Technology		876,965
MATERIALS 0.4%
Chemicals 0.3%
Dow Chemical Co. (The)	2,544	129,744
EI du Pont de Nemours & Co.	1,111	81,325
LyondellBasell Industries NV, Class A	808	83,644
Total		294,713
Metals & Mining 0.1%
Nucor Corp.	648	31,661
Rio Tinto PLC	320	14,321
Total		45,982
Total Materials		340,695
TELECOMMUNICATION SERVICES 0.7%
Diversified Telecommunication Services 0.6%
AT&T, Inc.	6,565	227,412
BCE, Inc.	1,155	50,947
CenturyLink, Inc.	2,863	102,953
Orange SA	2,344	38,609
Swisscom AG	30	17,835
TeliaSonera AB	2,836	17,632
Verizon Communications, Inc.	1,619	81,662
Total		537,050
Wireless Telecommunication Services 0.1%
Vodafone Group PLC	6,359	22,404
Vodafone Group PLC, ADR	1,258	44,282
Total		66,686
Total Telecommunication Services		603,736

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 0.5%
Electric Utilities 0.2%
Duke Energy Corp.	854	66,245
American Electric Power Co., Inc.	545	30,994
PPL Corp.	1,243	42,299
Xcel Energy, Inc.	1,532	51,950
Total		191,488
Multi-Utilities 0.3%
DTE Energy Co.	207	16,484
Ameren Corp.	869	35,577
CMS Energy Corp.	427	14,488
National Grid PLC	4,150	55,831
PG&E Corp.	791	41,860
Public Service Enterprise Group, Inc.	833	34,603
RWE AG	1,071	26,614
Sempra Energy	496	52,660
Total		278,117
Total Utilities		469,605
Total Common Stocks (Cost: $10,371,264)		10,374,056

Corporate Bonds & Notes 25.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Bombardier, Inc.(b) 03/15/20	7.750%	40,000	42,294
Huntington Ingalls Industries, Inc.(b) 12/15/21	5.000%	80,000	82,700
TransDigm, Inc. 07/15/24	6.500%	102,000	103,515
Total			228,509
Automotive 0.4%
American Axle & Manufacturing, Inc. 03/15/21	6.250%	80,000	84,200
Dana Holding Corp. 02/15/21	6.750%	50,000	52,750
Gates Global LLC/Co.(b) 07/15/22	6.000%	56,000	52,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Schaeffler Finance BV(b) 05/15/21	4.250%	94,000	94,470
ZF North America Capital, Inc.(b) 04/29/25	4.750%	95,000	95,238
Total			378,878
Banking 3.7%
Ally Financial, Inc. 03/15/20	8.000%	176,000	208,560
03/30/25	4.625%	208,000	207,350
Bank of America Corp.(c) 12/31/49	6.250%	255,000	261,216
Bank of New York Mellon Corp. (The)(c) 12/29/49	4.500%	275,000	262,281
Barclays Bank PLC(c) 12/15/49	6.278%	245,000	266,437
12/31/49	6.625%	265,000	265,662
Citigroup, Inc.(c) 12/31/49	6.300%	255,000	258,009
Fifth Third Bancorp(c) 12/31/49	5.100%	275,000	261,594
HSBC Holdings PLC(c) 12/31/49	6.375%	260,000	267,800
JPMorgan Chase & Co.(c) 12/31/49	6.100%	255,000	263,287
Lloyds Banking Group PLC(b)(c) 12/31/49	6.657%	230,000	262,775
PNC Financial Services Group, Inc. (The)(c) 12/31/49	4.850%	25,000	24,500
Royal Bank of Scotland Group PLC 05/28/24	5.125%	110,000	113,613
Wells Fargo & Co.(c) 12/31/49	5.900%	250,000	261,875
Wells Fargo Capital X 12/15/36	5.950%	250,000	257,813
Total			3,442,772
Brokerage/Asset Managers/Exchanges 0.1%
E*TRADE Financial Corp. 09/15/23	4.625%	112,000	114,380
Building Materials 1.1%
Allegion US Holding Co., Inc. 10/01/21	5.750%	40,000	42,100
American Builders & Contractors Supply Co., Inc.(b) 04/15/21	5.625%	72,000	74,160
Cemex SAB de CV 01/15/21	7.250%	200,000	216,500

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Elementia SAB de CV(b) 01/15/25	5.500%	200,000	199,000
HD Supply, Inc. 07/15/20	7.500%	146,000	156,585
HD Supply, Inc.(b) 12/15/21	5.250%	50,000	51,875
Nortek, Inc. 04/15/21	8.500%	48,000	51,840
Union Andina de Cementos SAA(b) 10/30/21	5.875%	200,000	203,500
Total			995,560
Cable and Satellite 1.6%
Altice Financing SA(b) 02/15/23	6.625%	50,000	51,625
CCO Holdings LLC/Capital Corp.(b) 05/01/23	5.125%	178,000	176,220
CSC Holdings LLC(b) 06/01/24	5.250%	124,000	129,115
Cequel Communications Holdings I LLC/Capital Corp.(b) 12/15/21	5.125%	84,000	84,315
DISH DBS Corp. 06/01/21	6.750%	166,000	175,766
Hughes Satellite Systems Corp. 06/15/21	7.625%	52,000	57,980
Intelsat Jackson Holdings SA 10/15/20	7.250%	154,000	158,793
Intelsat Luxembourg SA 06/01/23	8.125%	46,000	42,104
Quebecor Media, Inc. 01/15/23	5.750%	40,000	41,300
Sirius XM Radio, Inc.(b) 04/15/25	5.375%	52,000	52,260
UPCB Finance IV Ltd.(b) 01/15/25	5.375%	72,000	73,170
Unitymedia KabelBW GmbH(b) 01/15/25	6.125%	148,000	154,475
Videotron Ltd. 07/15/22	5.000%	50,000	51,590
Virgin Media Finance PLC(b) 10/15/24	6.000%	200,000	206,875
Ziggo Bond Finance BV(b) 01/15/25	5.875%	30,000	31,125
Total			1,486,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.9%
Angus Chemical Co.(b) 02/15/23	8.750%	74,000	73,723
Celanese U.S. Holdings LLC 06/15/21	5.875%	66,000	72,435
Eco Services Operations LLC/Finance Corp.(b) 11/01/22	8.500%	62,000	63,240
Huntsman International LLC(b) 11/15/22	5.125%	20,000	20,213
INEOS Group Holdings SA(b) 02/15/19	5.875%	74,000	74,925
NOVA Chemicals Corp.(b) 05/01/25	5.000%	70,000	73,762
PQ Corp.(b) 11/01/18	8.750%	254,000	263,855
Platform Specialty Products Corp.(b) 02/01/22	6.500%	100,000	104,500
WR Grace & Co.(b) 10/01/21	5.125%	60,000	62,550
Total			809,203
Construction Machinery 0.3%
Ashtead Capital, Inc.(b) 10/01/24	5.625%	40,000	42,150
H&E Equipment Services, Inc. 09/01/22	7.000%	50,000	52,375
United Rentals North America, Inc. 06/15/23	6.125%	198,000	207,554
Total			302,079
Consumer Cyclical Services 0.4%
ADT Corp. (The) 07/15/22	3.500%	66,000	62,205
APX Group, Inc. 12/01/19	6.375%	104,000	103,740
12/01/20	8.750%	58,000	53,505
IHS, Inc.(b) 11/01/22	5.000%	82,000	82,000
Interval Acquisition Corp.(b) 04/15/23	5.625%	52,000	52,650
Monitronics International, Inc. 04/01/20	9.125%	54,000	53,190
Total			407,290
Consumer Products 0.3%
Serta Simmons Holdings LLC(b) 10/01/20	8.125%	80,000	84,800

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Spectrum Brands, Inc. 11/15/22	6.625%	20,000	21,400
Spectrum Brands, Inc.(b) 12/15/24	6.125%	78,000	82,680
Springs Industries, Inc. 06/01/21	6.250%	64,000	63,520
Tempur Sealy International, Inc. 12/15/20	6.875%	64,000	68,160
Total			320,560
Diversified Manufacturing 0.1%
Amsted Industries, Inc.(b) 03/15/22	5.000%	62,000	63,938
Electric 0.4%
AES Corp. (The) 07/01/21	7.375%	94,000	104,604
NRG Energy, Inc. 07/15/22	6.250%	100,000	103,750
NRG Yield Operating LLC(b) 08/15/24	5.375%	102,000	105,825
TerraForm Power Operating LLC(b) 02/01/23	5.875%	60,000	62,550
Total			376,729
Environmental —%
Clean Harbors, Inc. 08/01/20	5.250%	40,000	41,200
Finance Companies 1.2%
AerCap Ireland Capital Ltd./Global Aviation Trust(b) 10/01/21	5.000%	342,000	366,179
Aircastle Ltd. 03/15/21	5.125%	60,000	62,922
CIT Group, Inc. 05/15/20	5.375%	128,000	135,520
Navient Corp. 10/26/20	5.000%	194,000	189,150
OneMain Financial Holdings, Inc.(b) 12/15/21	7.250%	100,000	105,870
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%	110,000	104,775
Springleaf Finance Corp. 10/01/23	8.250%	120,000	134,400
iStar Financial, Inc. 07/01/19	5.000%	42,000	41,843
Total			1,140,659

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.5%
B&G Foods, Inc. 06/01/21	4.625%	74,000	74,185
Constellation Brands, Inc. 11/15/24	4.750%	70,000	74,200
Darling Ingredients, Inc. 01/15/22	5.375%	42,000	42,735
Diamond Foods, Inc.(b) 03/15/19	7.000%	50,000	51,750
Pinnacle Foods Finance LLC/Corp. 05/01/21	4.875%	20,000	20,200
Post Holdings, Inc.(b) 12/15/22	6.000%	54,000	52,650
WhiteWave Foods Co. (The) 10/01/22	5.375%	97,000	104,275
Total			419,995
Gaming 0.6%
GLP Capital LP/Financing II, Inc. 11/01/20	4.875%	72,000	73,260
International Game Technology PLC(b) 02/15/22	6.250%	106,000	104,675
MGM Resorts International 12/15/21	6.625%	98,000	104,860
Scientific Games International, Inc.(b) 01/01/22	7.000%	100,000	104,250
12/01/22	10.000%	110,000	102,025
SugarHouse HSP Gaming LP/Finance Corp.(b) 06/01/21	6.375%	44,000	41,910
Total			530,980
Health Care 2.0%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	32,000	31,920
Amsurg Corp. 11/30/20	5.625%	50,000	51,187
CHS/Community Health Systems, Inc. 08/01/21	5.125%	100,000	103,500
02/01/22	6.875%	196,000	208,005
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	138,000	146,625
Emdeon, Inc. 12/31/19	11.000%	58,000	63,365
ExamWorks Group, Inc. 04/15/23	5.625%	40,000	41,300
Fresenius Medical Care U.S. Finance II, Inc.(b) 01/31/22	5.875%	132,000	144,540

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA Holdings, Inc. 02/15/21	6.250%	192,000	209,664
HCA, Inc. 02/15/20	6.500%	230,000	262,200
LifePoint Hospitals, Inc. 12/01/21	5.500%	60,000	63,066
MPH Acquisition Holdings LLC(b) 04/01/22	6.625%	70,000	73,675
Omnicare, Inc. 12/01/22	4.750%	60,000	65,550
Surgical Care Affiliates, Inc.(b) 04/01/23	6.000%	30,000	30,675
Tenet Healthcare Corp. 04/01/21	4.500%	148,000	147,445
04/01/22	8.125%	160,000	174,600
Universal Health Services, Inc.(b) 08/01/22	4.750%	80,000	84,000
Total			1,901,317
Home Construction 0.4%
DR Horton, Inc. 02/15/20	4.000%	42,000	42,630
02/15/23	4.750%	19,000	19,475
Meritage Homes Corp. 04/01/22	7.000%	98,000	104,860
Standard Pacific Corp. 11/15/24	5.875%	82,000	85,075
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/21	5.250%	116,000	116,290
Total			368,330
Independent Energy 1.9%
Antero Resources Corp. 12/01/22	5.125%	84,000	83,580
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	156,000	158,340
Chesapeake Energy Corp. 03/15/23	5.750%	210,000	205,275
Comstock Resources, Inc.(b) 03/15/20	10.000%	54,000	52,920
Concho Resources, Inc. 04/01/23	5.500%	154,000	156,117
CrownRock LP/Finance, Inc.(b) 02/15/23	7.750%	70,000	74,200
Diamondback Energy, Inc. 10/01/21	7.625%	50,000	54,125
Halcon Resources Corp. 05/15/21	8.875%	38,000	29,678

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Halcon Resources Corp.(b)(d) 02/01/20	8.625%	28,000	29,138
Laredo Petroleum, Inc. 03/15/23	6.250%	204,000	211,140
Oasis Petroleum, Inc. 01/15/23	6.875%	208,000	211,120
Parsley Energy LLC/Finance Corp.(b) 02/15/22	7.500%	200,000	209,000
RSP Permian, Inc.(b) 10/01/22	6.625%	50,000	51,900
Range Resources Corp. 08/15/22	5.000%	52,000	52,780
SM Energy Co.(b) 11/15/22	6.125%	72,000	75,600
Whiting Petroleum Corp.(b) 04/01/23	6.250%	142,000	146,792
Total			1,801,705
Leisure 0.4%
AMC Entertainment, Inc. 02/15/22	5.875%	40,000	41,500
Activision Blizzard, Inc.(b) 09/15/23	6.125%	190,000	209,357
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 03/15/21	5.250%	70,000	72,625
Cinemark USA, Inc. 12/15/22	5.125%	30,000	31,011
Total			354,493
Life Insurance 0.3%
MetLife, Inc. 08/01/39	10.750%	155,000	259,625
Prudential Financial, Inc.(c) 09/15/42	5.875%	20,000	21,700
Total			281,325
Lodging 0.4%
Choice Hotels International, Inc. 07/01/22	5.750%	96,000	105,120
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	80,000	84,400
Playa Resorts Holding BV(b) 08/15/20	8.000%	102,000	106,080
RHP Hotel Properties LP/Finance Corp.(b) 04/15/23	5.000%	45,000	45,900
Total			341,500

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 1.2%
AMC Networks, Inc. 12/15/22	4.750%	126,000	128,363
Clear Channel Worldwide Holdings, Inc. 11/15/22	6.500%	148,000	156,510
Gannett Co., Inc. 10/15/23	6.375%	58,000	62,785
MDC Partners, Inc.(b) 04/01/20	6.750%	98,000	99,470
Netflix, Inc.(b) 02/15/22	5.500%	102,000	107,355
Nielsen Finance Co. SARL (The)(b) 10/01/21	5.500%	102,000	105,060
Outfront Media Capital LLC/Corp. 02/15/24	5.625%	130,000	136,662
Univision Communications, Inc.(b) 02/15/25	5.125%	208,000	209,560
iHeartCommunications, Inc. 03/01/21	9.000%	142,000	136,143
Total			1,141,908
Metals 0.2%
Alcoa, Inc. 10/01/24	5.125%	48,000	51,740
ArcelorMittal 03/01/21	6.250%	98,000	102,484
FMG Resources August 2006 Proprietary Ltd.(b) 03/01/22	9.750%	31,000	31,949
Peabody Energy Corp. 11/15/18	6.000%	26,000	20,491
Total			206,664
Midstream 0.6%
Crestwood Midstream Partners LP/Finance Corp.(b) 04/01/23	6.250%	72,000	75,240
MarkWest Energy Partners LP/Finance Corp. 12/01/24	4.875%	252,000	260,669
Sabine Pass Liquefaction LLC(b) 03/01/25	5.625%	124,000	124,688
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	52,000	53,040
Total			513,637
Other Financial Institutions 0.1%
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	80,000	84,116
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.1%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	98,000	106,085
Other REIT 0.1%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	70,000	73,763
Packaging 0.5%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b) 01/31/21	6.750%	42,000	43,575
Berry Plastics Corp. 05/15/22	5.500%	30,000	31,088
Plastipak Holdings, Inc.(b) 10/01/21	6.500%	82,000	84,050
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	50,000	52,250
02/15/21	6.875%	47,000	49,379
02/15/21	8.250%	98,000	104,247
Signode Industrial Group Luxembourg SA/US, Inc.(b) 05/01/22	6.375%	52,000	52,000
Total			416,589
Pharmaceuticals 0.7%
Concordia Healthcare Corp.(b) 04/15/23	7.000%	40,000	40,600
Endo Finance LLC/Finco, Inc.(b) 02/01/25	6.000%	60,000	61,538
Grifols Worldwide Operations Ltd.(b) 04/01/22	5.250%	52,000	53,170
Mallinckrodt International Finance SA/CB LLC(b) 04/15/25	5.500%	20,000	20,400
Valeant Pharmaceuticals International, Inc.(b) 04/15/25	6.125%	420,000	433,387
Total			609,095
Property & Casualty 0.2%
HUB International Ltd.(b) 10/01/21	7.875%	142,000	146,260
Railroads 0.3%
BNSF Funding Trust I(c) 12/15/55	6.613%	235,000	267,606
Florida East Coast Holdings Corp.(b) 05/01/19	6.750%	42,000	41,790
Total			309,396
Restaurants 0.1%
BC ULC/New Red Finance Inc.(b) 04/01/22	6.000%	72,000	74,340

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.6%
Asbury Automotive Group, Inc. 12/15/24	6.000%	50,000	52,125
Family Tree Escrow LLC(b) 03/01/23	5.750%	80,000	84,000
Group 1 Automotive, Inc.(b) 06/01/22	5.000%	52,000	52,260
Neiman Marcus Group Ltd. LLC(b) 10/15/21	8.000%	20,000	21,450
Penske Automotive Group, Inc. 12/01/24	5.375%	100,000	104,000
PetSmart, Inc.(b) 03/15/23	7.125%	60,000	63,000
Rite Aid Corp.(b) 04/01/23	6.125%	132,000	136,785
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	40,000	42,500
Total			556,120
Supermarkets 0.2%
Cencosud SA(b) 02/12/45	6.625%	200,000	198,541
Technology 1.1%
Alliance Data Systems Corp.(b) 08/01/22	5.375%	208,000	210,080
Audatex North America, Inc.(b) 06/15/21	6.000%	60,000	61,969
Equinix, Inc. 01/01/22	5.375%	120,000	124,500
First Data Corp. 01/15/21	12.625%	88,000	103,884
MSCI, Inc.(b) 11/15/24	5.250%	70,000	72,800
NXP BV/Funding LLC(b) 03/15/23	5.750%	98,000	104,615
Qualitytech LP/Finance Corp. 08/01/22	5.875%	62,000	63,550
Riverbed Technology, Inc.(b) 03/01/23	8.875%	52,000	52,585
Sensata Technologies BV(b) 10/01/25	5.000%	72,000	74,340
VeriSign, Inc. 05/01/23	4.625%	104,000	103,948
Zebra Technologies Corp.(b) 10/15/22	7.250%	78,000	84,240
Total			1,056,511

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 1.6%
Altice SA(b) 05/15/22	7.750%	112,000	113,121
Comcel Trust(b) 02/06/24	6.875%	200,000	214,500
Crown Castle International Corp. 04/15/22	4.875%	152,000	158,555
Numericable-SFR(b) 05/15/19	4.875%	136,000	137,190
Sprint Communications, Inc.(b) 03/01/20	7.000%	208,000	230,100
Sprint Corp. 06/15/24	7.125%	214,000	205,708
T-Mobile USA, Inc. 04/01/23	6.625%	240,000	249,168
Wind Acquisition Finance SA(b) 07/15/20	4.750%	104,000	104,000
04/23/21	7.375%	40,000	40,950
Total			1,453,292
Wirelines 0.8%
CenturyLink, Inc.(b) 04/01/25	5.625%	166,000	165,792
Frontier Communications Corp. 01/15/23	7.125%	228,000	229,140
Level 3 Communications, Inc. 12/01/22	5.750%	62,000	63,588
Level 3 Financing, Inc. 08/15/22	5.375%	102,000	104,168
Telecom Italia SpA(b) 05/30/24	5.303%	40,000	42,148
Windstream Corp. 10/15/20	7.750%	32,000	32,880
Zayo Group LLC/Capital, Inc.(b) 04/01/23	6.000%	144,000	144,720
Total			782,436
Total Corporate Bonds & Notes (Cost: $23,978,701)			23,836,868

Exchange-Traded Funds 20.4%

	Shares	Value ($)
PowerShares S&P 500 High Dividend Portfolio ETF	126,000	4,134,060
SPDR Barclays Convertible Securities ETF	38,747	1,874,192
SPDR Barclays High Yield Bond ETF	5,377	212,069

Exchange-Traded Funds (continued)

	Shares	Value ($)
SPDR Barclays Long Term Corporate Bond ETF	65,126	2,671,469
SPDR Blackstone/GSO Senior Loan ETF	65,155	3,231,036
iShares Core High Dividend ETF	46,851	3,615,492
iShares Select Dividend ETF	33,060	2,589,590
iShares iBoxx $ High Yield Corporate Bond ETF	6,891	627,012
Total Exchange-Traded Funds (Cost: $18,825,388)		18,954,920

Residential Mortgage-Backed Securities — Agency 4.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(c)(e)(f) CMO IO Series 311 Class S1 08/15/43	5.769%	4,361,462	956,954
CMO IO Series 326 Class S2 03/15/44	5.769%	3,733,116	971,167
Federal Home Loan Mortgage Corp.(e)(f) CMO IO Series 4098 Class AI 05/15/39	3.500%	3,945,551	535,639
CMO IO Series 4121 Class IA 01/15/41	3.500%	2,489,098	397,922
Federal National Mortgage Association(c)(e)(f) CMO IO Series 2013-101 Class CS 10/25/43	5.719%	1,821,039	456,349
Federal National Mortgage Association(e)(f) CMO IO Series 2012-121 Class GI 08/25/39	3.500%	575,131	78,306
Government National Mortgage Association CMO IO Series 2015-53 Class EI(e)(f)(g) 04/16/45	3.500%	4,000,000	780,000
Total Residential Mortgage-Backed Securities — Agency (Cost: $4,127,988)			4,176,337

Residential Mortgage-Backed Securities — Non-Agency 3.6%

Citigroup Mortgage Loan Trust(b)(c)(e) CMO Series 2014-C Class A 02/25/54	3.250%	946,176	922,704
Citigroup Mortgage Loan Trust(c)(e) CMO Series 2015-A Class B3 06/25/58	4.500%	249,724	233,403

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust(e)(f) CMO IO Series 2015-A Class A1IO 06/25/58	1.000%	10,000,000	385,333
Credit Suisse Mortgage Capital Certificates CMO Series 2014-RPL4 Class A2(b)(c)(e) 08/25/62	3.776%	1,000,000	951,889
GCAT CMO Series 2013-RP1 Class A2(b)(c)(e) 06/25/18	5.000%	826,000	819,797
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $3,318,215)			3,313,126

Commercial Mortgage-Backed Securities — Non-Agency 2.0%

BHMS Mortgage Trust Series 2014-ATLS Class DFX(b)(c)(e) 07/05/33	4.847%	500,000	508,947
GS Mortgage Securities Trust Series 2007-GG10 Class AM(c)(e) 08/10/45	5.989%	500,000	511,903
Rialto Real Estate Fund LP Series 2014-LT6 Class B(b)(e) 09/15/24	5.486%	625,000	625,034
VFC LLC Series 2015-3 Class B(b)(e) 12/20/31	4.750%	250,000	249,496
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $1,901,453)			1,895,380

Asset-Backed Securities — Non-Agency 2.5%

ALM XIV Ltd. Series 2014-14A Class C(b)(c) 07/28/26	3.729%	500,000	487,200
OZLM VII Ltd. Series 2014-7A Class C(b)(c) 07/17/26	3.874%	250,000	241,422
Octagon Investment Partners XXII Ltd. Series 2014-1A Class E1(b)(c) 11/22/25	5.526%	250,000	230,900
Vericrest Opportunity Loan Transferee(b)(c) Series 2014-NPL4 Class A1 04/27/54	3.125%	685,769	685,288
Series 2014-NPL4 Class A2 04/27/54	4.000%	248,997	248,394

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westgate Resorts LLC Series 2013-1A Class B(b) 08/20/25	3.750%	457,531	460,282
Total Asset-Backed Securities — Non-Agency (Cost: $2,355,637)			2,353,486

U.S. Treasury Obligations 4.7%

U.S. Treasury 02/15/26	6.000%	145,000	199,658
02/15/29	5.250%	331,000	445,816
02/15/36	4.500%	73,000	96,674
02/15/38	4.375%	220,000	286,103
02/15/39	3.500%	306,000	350,035
11/15/39	4.375%	367,000	478,476
02/15/41	4.750%	95,000	131,679
08/15/42	2.750%	513,000	513,321
05/15/43	2.875%	466,000	476,849
05/15/44	3.375%	769,000	866,928
08/15/44	3.125%	211,000	227,237
11/15/44	3.000%	211,000	222,028
02/15/45	2.500%	80,000	76,000
Total U.S. Treasury Obligations (Cost: $4,532,092)			4,370,804

Foreign Government Obligations(h) 8.9%

ARGENTINA 0.2%
Provincia de Buenos Aires(b) 01/26/21	10.875%	150,000	156,000
BRAZIL 0.6%
Brazilian Government International Bond 01/07/41	5.625%	250,000	257,033
01/07/25	4.250%	300,000	295,831
Total			552,864
COLOMBIA 0.4%
Ecopetrol SA 05/28/45	5.875%	300,000	287,625
01/16/25	4.125%	100,000	96,220
Total			383,845
COSTA RICA 0.2%
Costa Rica Government International Bond(b) 03/12/45	7.158%	200,000	207,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Foreign Government Obligations(h) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DOMINICAN REPUBLIC 0.6%
Banco de Reservas de La Republica Dominicana(b) 02/01/23	7.000%	150,000	149,881
Dominican Republic International Bond(b) 04/20/27	8.625%	300,000	359,250
Total			509,131
EL SALVADOR 0.1%
El Salvador Government International Bond(b) 01/18/27	6.375%	120,000	122,100
GABON 0.2%
Gabonese Republic(b) 12/12/24	6.375%	200,000	201,900
GEORGIA 0.2%
Georgian Railway JSC(b) 07/11/22	7.750%	200,000	220,750
GHANA 0.2%
Republic of Ghana(b) 01/18/26	8.125%	200,000	193,516
HUNGARY 0.4%
Hungary Government International Bond 03/29/41	7.625%	100,000	143,750
MFB Magyar Fejlesztesi Bank Zrt.(b) 10/21/20	6.250%	200,000	226,300
Total			370,050
INDONESIA 1.2%
PT Pertamina Persero(b) 05/27/41	6.500%	500,000	536,875
PT Perusahaan Listrik Negara(b) 11/22/21	5.500%	500,000	545,695
Total			1,082,570
IVORY COAST 0.2%
Ivory Coast Government International Bond(b) 03/03/28	6.375%	200,000	200,500
KAZAKHSTAN 0.4%
KazMunayGas National Co. JSC(b) 04/30/43	5.750%	300,000	267,375
07/02/18	9.125%	100,000	112,875
Total			380,250

Foreign Government Obligations(h) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEXICO 0.7%
Petroleos Mexicanos 06/02/41	6.500%	600,000	662,250
RUSSIAN FEDERATION 0.8%
Gazprom Neft OAO Via GPN Capital SA(b) 09/19/22	4.375%	200,000	168,000
Gazprom OAO Via Gaz Capital SA(b) 03/07/22	6.510%	200,000	200,593
Russian Foreign Bond — Eurobond(b) 04/04/22	4.500%	400,000	388,928
Total			757,521
SERBIA 0.2%
Republic of Serbia(b) 12/03/18	5.875%	200,000	211,250
TRINIDAD AND TOBAGO 0.3%
Petroleum Co. of Trinidad & Tobago Ltd.(b) 08/14/19	9.750%	250,000	299,500
TURKEY 0.9%
Export Credit Bank of Turkey(b) 09/23/21	5.000%	300,000	300,000
Turkey Government International Bond 03/17/36	6.875%	400,000	486,920
Total			786,920
UNITED KINGDOM 0.3%
Lloyds Banking Group PLC(c) 12/31/49	7.500%	250,000	266,875
VENEZUELA 0.6%
Petroleos de Venezuela SA 04/12/17	5.250%	500,000	292,450
Venezuela Government International Bond 05/07/23	9.000%	500,000	227,500
Total			519,950
ZAMBIA 0.2%
Zambia Government International Bond(b) 04/14/24	8.500%	200,000	216,624
Total Foreign Government Obligations (Cost: $8,130,394)			8,301,866

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Preferred Debt 0.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.9%
PNC Financial Services Group, Inc. (The)(c) 12/31/49	6.125%	9,075	254,645
State Street Corp.(c) 12/31/49	5.900%	9,595	258,393
Wells Fargo & Co.(c) 12/31/49	5.850%	9,920	260,995
Total			774,033
Property & Casualty —%
Allstate Corp. (The)(c) 01/15/53	5.100%	855	22,358
Total Preferred Debt (Cost: $805,827)			796,391

Equity-Linked Notes 6.8%

Credit Suisse AG (linked to a basket of 46 large cap equity securities)(b) 11/03/15	12.140%	3,100	3,100,000
Deutsche Bank AG (linked to common stock of Devon Energy Corp.)(b) 07/31/15	4.000%	800	53,617
Goldman Sachs Group, Inc. (The)(b) (linked to a basket of 42 oil and gas exploration and production securities) 07/28/15	7.000%	650	45,645
(linked to common stock of Pioneer Natural Resources Co.) 07/22/15	5.800%	260	44,866
(linked to common stock of Suncor Energy, Inc.) 07/29/15	5.000%	1,070	34,754
UBS AG (linked to a basket of 44 large cap equity securities)(b) 10/06/15	12.030%	3,100	3,089,150
Total Equity-Linked Notes (Cost: $6,378,492)			6,368,032

Limited Partnerships 3.7%

Issuer	Shares	Value ($)
ENERGY 3.5%
Oil, Gas & Consumable Fuels 3.5%
Buckeye Partners LP	1,210	98,712
Cheniere Energy Partners LP	3,025	98,585
DCP Midstream Partners LP	4,840	197,472
Energy Transfer Partners LP	6,510	376,148
Enterprise Products Partners LP	11,240	384,970

Limited Partnerships (continued)

Issuer	Shares	Value ($)
MarkWest Energy Partners LP	5,530	373,054
PBF Logistics LP	8,040	195,533
Phillips 66 Partners LP	1,335	101,259
Plains All American Pipeline LP	7,610	381,337
Sunoco Logistics Partners LP	2,205	97,814
Targa Resources Partners LP	2,255	102,467
Tesoro Logistics LP	3,405	190,782
Valero Energy Partners LP	1,785	90,285
Western Gas Partners LP	2,770	201,905
Williams Partners LP	7,510	370,994
Total		3,261,317
Total Energy		3,261,317
FINANCIALS —%
Capital Markets —%
KKR & Co. LP	1,276	28,723
Total		28,723
Total Financials		28,723
UTILITIES 0.2%
Gas Utilities 0.2%
AmeriGas Partners LP	3,800	185,174
Total		185,174
Total Utilities		185,174
Total Limited Partnerships (Cost: $3,333,417)		3,475,214

Money Market Funds 4.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.111%(i)(j)	4,177,778	4,177,778
Total Money Market Funds (Cost: $4,177,778)		4,177,778
Total Investments (Cost: $92,236,646)		92,394,258
Other Assets & Liabilities, Net		652,155
Net Assets		93,046,413

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the value of these securities amounted to $28,213,339 or 30.32% of net assets.

(c)  Variable rate security.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(f)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2015, the value of these securities amounted to $780,000, which represents 0.84% of net assets.

(h)  Principal and interest may not be guaranteed by the government.

(i)  The rate shown is the seven-day current annualized yield at April 30, 2015.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	70,000	88,682,511	(84,574,733)	4,177,778	1,668	4,177,778

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	260,890	136,598	—	397,488
Consumer Staples	978,782	308,081	—	1,286,863
Energy	1,199,370	147,280	—	1,346,650
Financials	3,617,916	68,720	—	3,686,636
Health Care	1,003,997	89,583	—	1,093,580
Industrials	207,903	63,935	—	271,838
Information Technology	876,965	—	—	876,965
Materials	326,374	14,321	—	340,695
Telecommunication Services	507,256	96,480	—	603,736
Utilities	387,160	82,445	—	469,605
Exchange-Traded Funds	18,954,920	—	—	18,954,920
Total Equity Securities	28,321,533	1,007,443	—	29,328,976

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	23,836,868	—	23,836,868
Residential Mortgage-Backed Securities — Agency	—	3,396,337	780,000	4,176,337
Residential Mortgage-Backed Securities — Non-Agency	—	3,313,126	—	3,313,126
Commercial Mortgage-Backed Securities — Non-Agency	—	1,895,380	—	1,895,380
Asset-Backed Securities — Non-Agency	—	2,353,486	—	2,353,486
U.S. Treasury Obligations	4,370,804	—	—	4,370,804
Foreign Government Obligations	—	8,301,866	—	8,301,866
Preferred Debt	796,391	—	—	796,391
Total Bonds	5,167,195	43,097,063	780,000	49,044,258
Other
Equity-Linked Notes	—	6,368,032	—	6,368,032
Limited Partnerships	3,475,214	—	—	3,475,214
Total Other	3,475,214	6,368,032	—	9,843,246
Mutual Funds
Money Market Funds	4,177,778	—	—	4,177,778
Total Mutual Funds	4,177,778	—	—	4,177,778
Total	41,141,720	50,472,538	780,000	92,394,258

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $88,058,868)	$88,216,480
Affiliated issuers (identified cost $4,177,778)	4,177,778
Total investments (identified cost $92,236,646)	92,394,258
Cash	8,707
Foreign currency (identified cost $1,943)	2,011
Receivable for:
Investments sold	3,908,108
Dividends	43,961
Interest	589,706
Reclaims	2,094
Expense reimbursement due from Investment Manager	1,794
Other assets	84,239
Total assets	97,034,878
Liabilities
Payable for:
Investments purchased	3,930,082
Investments purchased on a delayed delivery basis	28,383
Investment management fees	1,533
Transfer agent fees	1
Administration fees	153
Compensation of board members	100
Chief compliance officer expenses	4
Other expenses	28,209
Total liabilities	3,988,465
Net assets applicable to outstanding capital stock	$93,046,413
Represented by
Paid-in capital	$92,556,354
Undistributed net investment income	61,516
Accumulated net realized gain	270,751
Unrealized appreciation (depreciation) on:
Investments	157,612
Foreign currency translations	180
Total — representing net assets applicable to outstanding capital stock	$93,046,413

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$10,053
Shares outstanding	1,000
Net asset value per share	$10.05
Maximum offering price per share(a)	$10.55
Class C
Net assets	$10,054
Shares outstanding	1,000
Net asset value per share	$10.05
Class I
Net assets	$92,681,454
Shares outstanding	9,219,078
Net asset value per share	$10.05
Class R4
Net assets	$10,053
Shares outstanding	1,000
Net asset value per share	$10.05
Class R5
Net assets	$10,053
Shares outstanding	1,000
Net asset value per share	$10.05
Class W
Net assets	$10,054
Shares outstanding	1,000
Net asset value per share	$10.05
Class Z
Net assets	$314,692
Shares outstanding	31,295
Net asset value per share	$10.06

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA MULTI-ASSET INCOME FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$187,970
Dividends — affiliated issuers	1,668
Interest	123,884
Foreign taxes withheld	(2,698)
Total income	310,824
Expenses:
Investment management fees	47,483
Distribution and/or service fees
Class A	2
Class C	10
Class W	2
Transfer agent fees
Class A	1
Class C	1
Class R4	1
Class W	1
Class Z	16
Administration fees	4,748
Compensation of board members	100
Custodian fees	576
Printing and postage fees	8,439
Registration fees	7,408
Professional fees	19,080
Offering costs	9,613
Chief compliance officer expenses	4
Other	114
Total expenses	97,599
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(64,010)
Total net expenses	33,589
Net investment income	277,235
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	270,751
Foreign currency translations	(1,807)
Net realized gain	268,944
Net change in unrealized appreciation (depreciation) on:
Investments	157,612
Foreign currency translations	180
Net change in unrealized appreciation	157,792
Net realized and unrealized gain	426,736
Net increase in net assets resulting from operations	$703,971

(a) Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA MULTI-ASSET INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended April 30, 2015(a)
Operations
Net investment income	$277,235
Net realized gain	268,944
Net change in unrealized appreciation	157,792
Net increase in net assets resulting from operations	703,971
Distributions to shareholders
Net investment income
Class A	(19)
Class C	(11)
Class I	(213,117)
Class R4	(22)
Class R5	(23)
Class W	(19)
Class Z	(701)
Total distributions to shareholders	(213,912)
Increase in net assets from capital stock activity	92,486,354
Total increase in net assets	92,976,413
Net assets at beginning of year	70,000
Net assets at end of year	$93,046,413
Undistributed net investment income	$61,516

(a) Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA MULTI-ASSET INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015(a)
	Shares	Dollars ($)
Capital stock activity
Class I shares
Subscriptions	9,197,000	91,970,001
Distributions reinvested	21,078	213,094
Net increase	9,218,078	92,183,095
Class Z shares
Subscriptions	30,228	302,581
Distributions reinvested	67	678
Net increase	30,295	303,259
Total net increase	9,248,373	92,486,354

(a) Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class A	Year Ended April 30, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.04
Total from investment operations	0.07
Less distributions to shareholders:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net asset value, end of period	$10.05
Total return	0.69%
Ratios to average net assets(b)
Total gross expenses	1.24	%(c)
Total net expenses(d)	0.75	%(c)
Net investment income	2.70	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

Class C	Year Ended April 30, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	0.04
Total from investment operations	0.06
Less distributions to shareholders:
Net investment income	(0.01)
Total distributions to shareholders	(0.01)
Net asset value, end of period	$10.05
Total return	0.61%
Ratios to average net assets(b)
Total gross expenses	1.99	%(c)
Total net expenses(d)	1.50	%(c)
Net investment income	2.00	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

Class I	Year Ended April 30, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.04
Total from investment operations	0.07
Less distributions to shareholders:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net asset value, end of period	$10.05
Total return	0.73%
Ratios to average net assets(b)
Total gross expenses	0.92	%(c)
Total net expenses(d)	0.42	%(c)
Net investment income	3.50	%(c)
Supplemental data
Net assets, end of period (in thousands)	$92,681
Portfolio turnover	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

Class R4	Year Ended April 30, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.04
Total from investment operations	0.07
Less distributions to shareholders:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net asset value, end of period	$10.05
Total return	0.71%
Ratios to average net assets(b)
Total gross expenses	0.99	%(c)
Total net expenses(d)	0.50	%(c)
Net investment income	3.00	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended April 30, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.04
Total from investment operations	0.07
Less distributions to shareholders:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net asset value, end of period	$10.05
Total return	0.73%
Ratios to average net assets(b)
Total gross expenses	0.97	%(c)
Total net expenses(d)	0.47	%(c)
Net investment income	3.02	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

Class W	Year Ended April 30, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.04
Total from investment operations	0.07
Less distributions to shareholders:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net asset value, end of period	$10.05
Total return	0.69%
Ratios to average net assets(b)
Total gross expenses	1.24	%(c)
Total net expenses(d)	0.75	%(c)
Net investment income	2.75	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

Class Z	Year Ended April 30, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.05
Total from investment operations	0.08
Less distributions to shareholders:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net asset value, end of period	$10.06
Total return	0.82%
Ratios to average net assets(b)
Total gross expenses	0.99	%(c)
Total net expenses(d)	0.50	%(c)
Net investment income	3.61	%(c)
Supplemental data
Net assets, end of period (in thousands)	$315
Portfolio turnover	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia Multi-Asset Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On March 25, 2015, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $70,000 in the Fund (1,000 shares for Class A, 1,000 shares for Class C, 1,000 shares for Class I, 1,000 shares for Class R4, 1,000 share for Class R5, 1,000 shares for Class W and 1,000 shares for Class Z), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on March 27, 2015.

These financial statements cover the period from March 27, 2015 (commencement of operations) through April 30, 2015.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the

Annual Report 2015
32

COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Annual Report 2015
33

COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and

Annual Report 2015
34

COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% as the Fund's net assets increase. The annualized effective investment management fee rate for the period ended April 30, 2015 was 0.60% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended April 30, 2015 was 0.06% of the Fund's average daily net assets.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the

Annual Report 2015
35

COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the period ended April 30, 2015, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.07%
Class C	0.07
Class R4	0.07
Class R5	0.05
Class W	0.07
Class Z	0.07

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the period ended April 30, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's

Annual Report 2015
36

COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2016
Class A	0.99%
Class C	1.74
Class I	0.59
Class R4	0.74
Class R5	0.64
Class W	0.99
Class Z	0.74

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,807)
Accumulated net realized gain	1,807

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015
Ordinary income	$213,912

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$332,532
Net unrealized appreciation	157,347

At April 30, 2015, the cost of investments for federal income tax purposes was $92,236,911 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$965,618
Unrealized depreciation	(808,271)
Net unrealized appreciation	$157,347

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $112,296,096 and $24,507,039, respectively, for the period ended April 30, 2015, of which $4,534,571 and $0, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2015
37

COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Note 7. Shareholder Concentration

At April 30, 2015, affiliated shareholders of record owned 99.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended April 30, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2015
38

COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
39

COLUMBIA MULTI-ASSET INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Multi-Asset Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Asset Income Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period March 27, 2015 (commencement of operations) through April 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

Annual Report 2015
40

COLUMBIA MULTI-ASSET INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	6.31%
Dividends Received Deduction	4.45%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2015
41

COLUMBIA MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2015
42

COLUMBIA MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
43

COLUMBIA MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
44

COLUMBIA MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
45

COLUMBIA MULTI-ASSET INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

On March 4, 2015, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") and the Subadvisory Agreement (the "Subadvisory Agreement") between the Investment Manager and Threadneedle International Limited (the "Subadviser") with respect to Columbia Multi-Asset Income Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Advisory Agreement and the Subadvisory Agreement (collectively, the "Agreements").

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager in connection with its most recent and its upcoming annual approval of the continuation of the advisory agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on March 3, 2015, and at the Board meeting held on March 4, 2015. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On March 4, 2015, the Board, including the Independent Trustees, voting separately, approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•  Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Agreements;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through August 31, 2016 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 0.99%;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices; and

•  Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined to be in the same peer group of funds.

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources

Annual Report 2015
46

COLUMBIA MULTI-ASSET INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund's proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund's first year, and the advisory fees and total expense ratios of comparable funds identified for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the advisory fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee's and the Board's next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Annual Report 2015
47

COLUMBIA MULTI-ASSET INCOME FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds and a benchmark.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the performance of the Investment Manager and the Subadviser supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching its decision to recommend or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on its evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.

Annual Report 2015
48

COLUMBIA MULTI-ASSET INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Multi-Asset Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN261_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA CORPORATE INCOME FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA CORPORATE INCOME FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	23
Statement of Operations	25
Statement of Changes in Net Assets	26
Financial Highlights	29
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	48
Trustees and Officers	49
Important Information About This Report	53

Annual Report 2015

COLUMBIA CORPORATE INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Corporate Income Fund (the Fund) Class A shares returned 2.59% excluding sales charges for the 12-month period that ended April 30, 2015.

■  During the same 12-month period, the Fund underperformed its Blended Benchmark, which returned 4.48%, as well as the Barclays U.S. Corporate Index, which returned 4.81%.

■  The Fund's performance was constrained by its conservative stance with respect to interest rate risk and security selection within industrials, while security selection within high yield corporates and the utility sector benefited performance.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		2.59	5.69	5.48
Including sales charges		-2.30	4.67	4.97
Class B	07/15/02
Excluding sales charges		1.82	4.91	4.70
Including sales charges		-3.17	4.58	4.70
Class C	07/15/02
Excluding sales charges		1.98	5.06	4.85
Including sales charges		0.98	5.06	4.85
Class I*	09/27/10	3.04	6.11	5.82
Class R4*	11/08/12	2.74	5.96	5.75
Class R5*	11/08/12	2.89	6.03	5.78
Class W*	09/27/10	2.59	5.69	5.49
Class Y*	11/08/12	3.04	6.07	5.80
Class Z	03/05/86	2.84	5.96	5.75
Blended Benchmark		4.48	6.31	6.10
Barclays U.S. Corporate Index		4.81	5.97	5.69

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Barclays U.S. Corporate Index and a 15% weighting in the Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index. The BofAML U.S. High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.

The Barclays U.S. Corporate Index measures the investment-grade, fixed-rate, taxable, corporate bond market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA CORPORATE INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA CORPORATE INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 2.59% excluding sales charges. During the same 12-month period, the Fund underperformed its Blended Benchmark, which returned 4.48%, as well as the Barclays U.S. Corporate Index, which returned 4.81%. The most significant detractor from the Fund's relative performance was a conservative stance with respect to interest rate risk against a backdrop of declining U.S. Treasury yields, while security selection within high yield corporates and utilities benefited performance.

Interest Rates Declined against an Uncertain Backdrop

For the full 12-month period, bond prices were supported by a decline in longer term interest rates, while credit spreads (the incremental yield provided by corporate bonds vs. Treasuries) widened. Early in the period, bond market sentiment was supported by investor expectations for continued accommodative monetary policies from central banks globally. In addition, investment-grade corporate debt benefited from the investor search for yield against a backdrop of extraordinarily low U.S. Treasury rates.

However, as the period progressed, heightened geopolitical uncertainty and diverging central bank policy paths increasingly came to the forefront. The ongoing Russia-Ukraine standoff, the rise of a militant fundamentalist group in Iraq and Syria, and a resurgence in the Israeli-Palestinian conflict were among the geopolitical factors contributing to an increase in risk aversion on the part of investors. At the same time, the prospect of the U.S. Federal Reserve (the Fed) moving toward a more normal monetary policy created concerns over credit sensitive areas of the bond market that have benefited from low interest rates. Even as the Fed appeared prepared to tighten policy, the European Central Bank, Bank of Japan, and Peoples Bank of China stepped up efforts to stimulate their respective economies. The result was further support for the dollar against other leading currencies and a strengthening of the headwind for U.S. exports. In the latter part of 2014, risk sentiment was undermined by a significant weakening in commodity markets, highlighted by a collapse in crude oil prices. Energy-related areas of the bond market were severely punished by investors, as were a number of emerging markets heavily dependent on oil exports.

Bond market volatility continued into early 2015, as markets digested expectations with respect to the timing of the Fed's first interest rate hike in nine years. In its March meeting, the Fed dropped its pledge to remain patient on monetary policy, but signaled that any subsequent hikes would be incremental and dependent on incoming economic data. Investors responded favorably to this measured approach, leading to a further decline in Treasury yields and a recovery in credit sentiment. In addition, the market's response to the plunge in commodity prices became more rational as 2015 progressed, despite some further easing in oil prices.

Contributors and Detractors

Throughout the period, the Fund was positioned with a meaningfully shorter duration (and corresponding sensitivity to interest rates) than the benchmark. In executing this strategy, the Fund sold Treasury futures contracts in order to keep the Fund's duration below that of the

Portfolio Management

Tom Murphy, CFA

Tim Doubek, CFA

Brian Lavin, CFA

Portfolio Breakdown (%) (at April 30, 2015)
Common Stocks	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	81.4
Foreign Government Obligations	0.1
Money Market Funds	10.1
Senior Loans	0.1
U.S. Treasury Obligations	8.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
5

COLUMBIA CORPORATE INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Quality Breakdown (%) (at April 30, 2015)
AAA rating	9.2
AA rating	2.1
A rating	10.8
BBB rating	63.7
BB rating	7.0
B rating	5.3
CCC rating	1.6
Not rated	0.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

benchmark. The Fund's duration stance was the leading detractor from relative returns as longer term interest rates experienced significant declines over the 12 months.

The Fund was positioned with a somewhat higher sensitivity to credit risk vs. the benchmark, and this also detracted from relative performance. In particular, we had above-benchmark exposure to longer term corporate bonds, which tend to be impacted to a greater degree by shifts in credit sentiment than bonds with shorter maturities.

We have maintained a preference for asset-rich companies with the ability to generate strong cash flow, which translates into above-benchmark positions in the industrial and utility sectors, and an underweighting of financials. Within industrials, we increased the Fund's exposure to energy-related issues in late 2014, seeking to take advantage of their weakness in the wake of the steep decline in oil prices. However, investors continued to shun the sector almost indiscriminately into early 2015, leading to further price declines. Conversely, security selection within utilities contributed meaningfully to the Fund's relative performance.

The Fund's exposure to below-investment-grade securities was below the 15% target throughout the period, as the extended period of outperformance by high yield issues had resulted in relatively tight spreads vs. their investment-grade counterparts. With respect to the high yield allocation, selection within energy was a leading contributor to relative performance, driven principally by a focus on independent exploration & production firms. High yield issues were approximately 13% of net assets at the end April 2015, vs. less than 10% at the beginning of the period.

Looking Ahead

While the Fed has signaled a cautious approach as it begins to normalize policy, it would not be surprising to see market volatility increase when short-term rates finally begin to move higher. Against this backdrop, we remain comfortable with the Fund's conservative duration positioning, even if it results in short-term underperformance.

We have maintained a significant weighting in energy-related issues, on the view that their decline in late 2014 and early 2015 was disproportionate in view of the fundamental outlook for the industry. While we may have been somewhat early in taking this position, the Fund's energy exposure began to benefit performance as 2015 progressed, and we currently maintain our conviction with respect to the longer term prospects for our energy holdings.

More broadly, after the recent widening in spreads, we view credit-oriented sectors overall as providing fair compensation in terms of incremental income for the additional risk they entail. In addition to being reasonably attractive from a valuation standpoint, corporate issues stand to benefit from the ongoing U.S. economic recovery. Finally, the volatile macroeconomic environment has created numerous instances of mispricing, providing opportunities to add value through security selection. We will continue to employ in-depth credit research in selecting individual securities, as we maintain a diversified portfolio designed to withstand a range of market conditions.

Annual Report 2015
6

COLUMBIA CORPORATE INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,012.00	1,020.03	4.79	4.81	0.96
Class B	1,000.00	1,000.00	1,008.20	1,016.31	8.51	8.55	1.71
Class C	1,000.00	1,000.00	1,009.00	1,017.06	7.77	7.80	1.56
Class I	1,000.00	1,000.00	1,014.20	1,022.22	2.60	2.61	0.52
Class R4	1,000.00	1,000.00	1,012.20	1,021.27	3.54	3.56	0.71
Class R5	1,000.00	1,000.00	1,013.00	1,021.97	2.84	2.86	0.57
Class W	1,000.00	1,000.00	1,012.00	1,020.03	4.79	4.81	0.96
Class Y	1,000.00	1,000.00	1,014.20	1,022.22	2.60	2.61	0.52
Class Z	1,000.00	1,000.00	1,013.20	1,021.27	3.54	3.56	0.71

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 81.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 2.4%
Bombardier, Inc.(a) 03/15/20	7.750%	188,000	198,782
03/15/25	7.500%	333,000	330,086
Huntington Ingalls Industries, Inc.(a) 12/15/21	5.000%	187,000	193,311
L-3 Communications Corp. 05/28/24	3.950%	12,120,000	12,295,328
Northrop Grumman Corp. 03/15/21	3.500%	6,825,000	7,140,629
08/01/23	3.250%	15,129,000	15,479,705
TransDigm, Inc. 10/15/20	5.500%	31,000	30,458
07/15/21	7.500%	278,000	298,850
07/15/24	6.500%	573,000	581,509
Total			36,548,658
AUTOMOTIVE 0.5%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	211,000	217,330
03/15/21	6.250%	376,000	395,740
FCA US LLC/CG Co-Issuer, Inc. 06/15/19	8.000%	591,000	619,102
06/15/21	8.250%	1,385,000	1,528,694
Gates Global LLC/Co.(a) 07/15/22	6.000%	269,000	250,842
General Motors Co. 10/02/23	4.875%	584,000	632,484
General Motors Financial Co., Inc. 09/25/21	4.375%	284,000	301,716
01/15/25	4.000%	536,000	539,314
Schaeffler Finance BV(a) 05/15/21	4.250%	625,000	628,125
Schaeffler Holding Finance BV PIK(a) 11/15/19	6.250%	764,000	813,660
Tenneco, Inc. 12/15/24	5.375%	198,000	207,405
ZF North America Capital, Inc.(a) 04/29/22	4.500%	316,000	315,407
04/29/25	4.750%	609,000	610,522
Total			7,060,341
BANKING 0.7%
Ally Financial, Inc. 02/15/17	5.500%	633,000	661,485
03/15/20	8.000%	1,640,000	1,943,400
02/13/22	4.125%	766,000	750,680
09/30/24	5.125%	603,000	625,613

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The) 01/23/25	3.500%	5,290,000	5,288,037
Royal Bank of Scotland Group PLC 05/28/24	5.125%	671,000	693,038
Synovus Financial Corp. 02/15/19	7.875%	912,000	1,027,140
Washington Mutual Bank(b)(c)(d) 01/15/15	5.125%	6,350,000	9,525
Total			10,998,918
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
E*TRADE Financial Corp. 11/15/22	5.375%	427,000	453,687
09/15/23	4.625%	358,000	365,608
Total			819,295
BUILDING MATERIALS 0.3%
Allegion US Holding Co., Inc. 10/01/21	5.750%	327,000	344,167
American Builders & Contractors Supply Co., Inc.(a) 04/15/21	5.625%	627,000	645,810
Building Materials Corp. of America(a) 11/15/24	5.375%	306,000	313,650
Gibraltar Industries, Inc. 02/01/21	6.250%	181,000	183,715
HD Supply, Inc. 04/15/20	11.000%	315,000	357,525
07/15/20	7.500%	1,135,000	1,217,287
HD Supply, Inc.(a) 12/15/21	5.250%	315,000	326,813
Masco Corp. 04/01/25	4.450%	466,000	481,145
Nortek, Inc. 12/01/18	10.000%	45,000	47,250
04/15/21	8.500%	747,000	806,760
RSI Home Products, Inc.(a) 03/15/23	6.500%	264,000	274,560
USG Corp.(a) 11/01/21	5.875%	117,000	125,483
03/01/25	5.500%	66,000	69,300
Total			5,193,465
CABLE AND SATELLITE 2.5%
Altice Financing SA(a) 02/15/23	6.625%	353,000	364,473
CCO Holdings LLC/Capital Corp. 01/15/19	7.000%	69,000	71,674
03/15/21	5.250%	479,000	483,790
09/30/22	5.250%	79,000	78,941
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.(a) 05/01/23	5.125%	59,000	58,410
05/01/25	5.375%	467,000	458,827
05/01/27	5.875%	227,000	223,595
CSC Holdings LLC 02/15/19	8.625%	425,000	492,192
11/15/21	6.750%	176,000	199,760
Cablevision Systems Corp. 04/15/20	8.000%	290,000	332,775
Cequel Communications Holdings I LLC/Capital Corp.(a) 09/15/20	6.375%	595,000	626,981
12/15/21	5.125%	103,000	103,386
DIRECTV Holdings LLC/Financing Co., Inc. 03/15/22	3.800%	3,520,000	3,636,818
DISH DBS Corp. 09/01/19	7.875%	840,000	948,150
11/15/24	5.875%	605,000	595,925
Hughes Satellite Systems Corp. 06/15/21	7.625%	340,000	379,100
Intelsat Jackson Holdings SA 10/15/20	7.250%	690,000	711,476
Intelsat Luxembourg SA 06/01/21	7.750%	251,000	230,606
06/01/23	8.125%	324,000	296,560
NBCUniversal Media LLC 01/15/43	4.450%	13,685,000	14,308,543
Time Warner Cable, Inc. 09/15/42	4.500%	11,680,000	9,933,595
UPCB Finance IV Ltd.(a) 01/15/25	5.375%	651,000	661,579
Unitymedia Hessen GmbH & Co. KG NRW(a) 01/15/25	5.000%	439,000	441,744
Unitymedia KabelBW GmbH(a) 01/15/25	6.125%	368,000	384,100
Videotron Ltd. 07/15/22	5.000%	286,000	295,095
Videotron Ltd.(a) 06/15/24	5.375%	139,000	144,039
Virgin Media Finance PLC(a) 10/15/24	6.000%	221,000	228,597
01/15/25	5.750%	891,000	905,479
Virgin Media Secured Finance PLC(a) 04/15/21	5.375%	177,300	185,057
01/15/26	5.250%	328,000	326,360
Total			38,107,627
CHEMICALS 1.8%
Angus Chemical Co.(a) 02/15/23	8.750%	368,000	366,620

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a) 05/01/21	7.375%	290,000	315,375
Celanese U.S. Holdings LLC 06/15/21	5.875%	293,000	321,568
Dow Chemical Co. (The) 11/15/42	4.375%	3,590,000	3,524,701
10/01/44	4.625%	3,670,000	3,737,238
Eco Services Operations LLC/Finance Corp.(a) 11/01/22	8.500%	258,000	263,160
Huntsman International LLC 11/15/20	4.875%	264,000	266,640
03/15/21	8.625%	29,000	30,740
Huntsman International LLC(a) 11/15/22	5.125%	110,000	111,169
INEOS Group Holdings SA(a) 08/15/18	6.125%	101,000	102,768
02/15/19	5.875%	363,000	367,538
JM Huber Corp.(a) 11/01/19	9.875%	520,000	560,950
LYB International Finance BV 03/15/44	4.875%	4,375,000	4,623,277
LyondellBasell Industries NV 04/15/19	5.000%	6,455,000	7,094,839
NOVA Chemicals Corp.(a) 08/01/23	5.250%	379,000	398,897
05/01/25	5.000%	809,000	852,484
PQ Corp.(a) 11/01/18	8.750%	2,024,000	2,102,531
Platform Specialty Products Corp.(a) 02/01/22	6.500%	830,000	867,350
WR Grace & Co.(a) 10/01/21	5.125%	667,000	695,347
10/01/24	5.625%	154,000	165,550
Total			26,768,742
CONSTRUCTION MACHINERY 0.9%
Ashtead Capital, Inc.(a) 07/15/22	6.500%	175,000	188,125
CNH Industrial Capital LLC 04/15/18	3.625%	4,120,000	4,130,300
CNH Industrial Capital LLC(a) 07/15/19	3.375%	5,738,000	5,623,240
Case New Holland Industrial, Inc. 12/01/17	7.875%	1,716,000	1,891,890
H&E Equipment Services, Inc. 09/01/22	7.000%	250,000	261,875

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc. 05/15/20	7.375%	867,000	934,877
04/15/22	7.625%	495,000	545,738
06/15/23	6.125%	43,000	45,075
11/15/24	5.750%	678,000	696,645
Total			14,317,765
CONSUMER CYCLICAL SERVICES 0.2%
ADT Corp. (The) 07/15/22	3.500%	273,000	257,303
APX Group, Inc. 12/01/19	6.375%	1,139,000	1,136,152
12/01/20	8.750%	447,000	412,357
IHS, Inc.(a) 11/01/22	5.000%	594,000	594,000
Interval Acquisition Corp.(a) 04/15/23	5.625%	354,000	358,425
Monitronics International, Inc. 04/01/20	9.125%	517,000	509,245
Total			3,267,482
CONSUMER PRODUCTS 1.0%
Clorox Co. (The) 12/15/24	3.500%	13,005,000	13,185,900
Serta Simmons Holdings LLC(a) 10/01/20	8.125%	369,000	391,140
Spectrum Brands, Inc. 11/15/20	6.375%	720,000	761,760
11/15/22	6.625%	385,000	411,950
Springs Industries, Inc. 06/01/21	6.250%	275,000	272,937
Tempur Sealy International, Inc. 12/15/20	6.875%	616,000	656,040
Total			15,679,727
DIVERSIFIED MANUFACTURING 1.0%
Entegris, Inc.(a) 04/01/22	6.000%	350,000	365,750
General Electric Co. 03/11/44	4.500%	7,395,000	8,117,299
United Technologies Corp.(e) 05/15/45	4.150%	7,310,000	7,376,375
Total			15,859,424
ELECTRIC 14.5%
AES Corp. (The) 07/01/21	7.375%	454,000	505,216

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Appalachian Power Co. 05/15/44	4.400%	3,680,000	3,902,662
Berkshire Hathaway Energy Co. 11/15/23	3.750%	19,420,000	20,501,655
02/01/45	4.500%	804,000	859,724
CMS Energy Corp. 03/15/22	5.050%	3,150,000	3,558,829
03/31/43	4.700%	2,435,000	2,673,771
03/01/44	4.875%	6,190,000	6,943,509
Calpine Corp.(a) 01/15/22	6.000%	441,000	469,665
CenterPoint Energy Houston Electric LLC 08/01/42	3.550%	10,000,000	9,446,540
04/01/44	4.500%	3,000,000	3,356,847
Connecticut Light & Power Co. (The) 01/15/23	2.500%	5,088,000	5,022,558
DTE Energy Co. 06/01/16	6.350%	7,300,000	7,726,532
12/01/23	3.850%	1,470,000	1,561,052
06/01/24	3.500%	13,760,000	14,111,637
Dominion Resources, Inc. 09/15/42	4.050%	10,094,000	9,879,745
Duke Energy Corp. 09/15/21	3.550%	12,501,000	13,238,684
10/15/23	3.950%	4,890,000	5,260,007
Indiana Michigan Power Co. 12/01/15	5.650%	1,500,000	1,531,228
03/15/23	3.200%	13,250,000	13,532,609
NRG Energy, Inc. 07/15/22	6.250%	335,000	347,563
NRG Yield Operating LLC(a) 08/15/24	5.375%	992,000	1,029,200
Oncor Electric Delivery Co. LLC 09/30/17	5.000%	4,000,000	4,357,104
PPL Capital Funding, Inc. 06/01/23	3.400%	16,498,000	16,925,249
03/15/24	3.950%	1,565,000	1,673,918
PSEG Power LLC 11/15/18	2.450%	1,295,000	1,315,447
11/15/23	4.300%	1,605,000	1,717,366
PacifiCorp 06/01/23	2.950%	8,525,000	8,676,950
Pacific Gas & Electric Co. 02/15/24	3.750%	4,305,000	4,574,941
11/15/43	5.125%	4,735,000	5,582,612
02/15/44	4.750%	3,268,000	3,686,311
03/15/45	4.300%	1,815,000	1,908,271
Progress Energy, Inc. 04/01/22	3.150%	25,595,000	26,220,951

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern California Edison Co. 10/01/43	4.650%	2,410,000	2,755,601
02/01/45	3.600%	375,000	362,289
TerraForm Power Operating LLC(a) 02/01/23	5.875%	363,000	378,427
TransAlta Corp. 06/03/17	1.900%	15,885,000	15,837,313
Total			221,431,983
ENVIRONMENTAL 0.2%
Waste Management, Inc. 09/15/22	2.900%	2,681,000	2,685,139
FINANCE COMPANIES 0.7%
AerCap Ireland Capital Ltd./Global Aviation Trust(a) 05/15/21	4.500%	1,604,000	1,688,210
10/01/21	5.000%	669,000	716,298
Aircastle Ltd. 03/15/21	5.125%	198,000	207,643
02/15/22	5.500%	221,000	235,918
CIT Group, Inc. 08/15/22	5.000%	1,055,000	1,086,650
CIT Group, Inc.(a) 04/01/18	6.625%	705,000	759,637
International Lease Finance Corp. 09/01/17	8.875%	595,000	672,350
05/15/19	6.250%	907,000	1,002,235
12/15/20	8.250%	186,000	227,850
Navient Corp. 01/15/19	5.500%	275,000	279,538
10/26/20	5.000%	52,000	50,700
01/25/22	7.250%	235,000	249,100
01/25/23	5.500%	230,000	221,375
03/25/24	6.125%	322,000	312,742
10/25/24	5.875%	666,000	629,370
OneMain Financial Holdings, Inc.(a) 12/15/19	6.750%	271,000	284,550
12/15/21	7.250%	259,000	274,203
Provident Funding Associates LP/Finance Corp.(a) 06/15/21	6.750%	922,000	878,205
Springleaf Finance Corp. 12/15/17	6.900%	240,000	255,600
06/01/20	6.000%	245,000	250,513
10/01/21	7.750%	301,000	331,100
10/01/23	8.250%	226,000	253,120
iStar Financial, Inc. 07/01/19	5.000%	565,000	562,881
Total			11,429,788

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FOOD AND BEVERAGE 5.9%
ConAgra Foods, Inc. 09/15/22	3.250%	3,657,000	3,613,025
01/25/43	4.650%	6,961,000	6,811,116
Constellation Brands, Inc. 11/15/19	3.875%	423,000	437,805
11/15/24	4.750%	412,000	436,720
Darling Ingredients, Inc. 01/15/22	5.375%	425,000	432,437
Diamond Foods, Inc.(a) 03/15/19	7.000%	375,000	388,125
Grupo Bimbo SAB de CV(a) 01/25/22	4.500%	4,294,000	4,594,580
06/27/44	4.875%	5,975,000	5,837,097
Heineken NV(a) 04/01/22	3.400%	13,875,000	14,353,715
JM Smucker Co. (The)(a) 03/15/45	4.375%	7,900,000	7,844,858
Molson Coors Brewing Co. 05/01/42	5.000%	9,848,000	10,249,838
Pinnacle Foods Finance LLC/Corp. 05/01/21	4.875%	62,000	62,620
Post Holdings, Inc. 02/15/22	7.375%	133,000	137,987
Post Holdings, Inc.(a) 12/15/22	6.000%	298,000	290,550
SABMiller Holdings, Inc.(a) 01/15/22	3.750%	26,980,000	28,439,699
Sysco Corp. 10/02/44	4.500%	5,413,000	5,599,467
WhiteWave Foods Co. (The) 10/01/22	5.375%	379,000	407,425
Total			89,937,064
GAMING 0.4%
GLP Capital LP/Financing II, Inc. 11/01/23	5.375%	507,000	527,280
International Game Technology PLC(a) 02/15/22	6.250%	542,000	535,225
02/15/25	6.500%	406,000	393,820
MGM Resorts International 03/01/18	11.375%	233,000	280,182
10/01/20	6.750%	616,000	662,970
12/15/21	6.625%	280,000	299,600
03/15/23	6.000%	62,000	64,209
Penn National Gaming, Inc. 11/01/21	5.875%	193,000	192,518

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pinnacle Entertainment, Inc. 08/01/21	6.375%	176,000	187,000
Scientific Games International, Inc.(a) 01/01/22	7.000%	800,000	834,000
12/01/22	10.000%	884,000	819,910
Seminole Tribe of Florida, Inc.(a) 10/01/20	6.535%	221,000	239,785
10/01/20	7.804%	345,000	371,154
Tunica-Biloxi Gaming Authority(a)(d) 11/15/15	9.000%	203,000	101,500
Total			5,509,153
HEALTH CARE 1.9%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	97,000	96,758
Acadia Healthcare Co., Inc.(a) 02/15/23	5.625%	159,000	162,578
Air Medical Merger Sub Corp.(a) 05/15/23	6.375%	302,000	293,317
Amsurg Corp. 11/30/20	5.625%	276,000	282,555
07/15/22	5.625%	240,000	243,648
Becton Dickinson and Co. 12/15/44	4.685%	3,594,000	3,766,706
CHS/Community Health Systems, Inc. 08/15/18	5.125%	825,000	855,937
11/15/19	8.000%	630,000	667,800
08/01/21	5.125%	103,000	106,605
02/01/22	6.875%	915,000	971,044
Catamaran Corp. 03/15/21	4.750%	104,000	113,880
ConvaTec Finance International SA PIK(a) 01/15/19	8.250%	207,000	208,811
ConvaTec Healthcare E SA(a) 12/15/18	10.500%	396,000	418,770
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	795,000	844,687
07/15/24	5.125%	884,000	899,580
Emdeon, Inc. 12/31/19	11.000%	392,000	428,260
ExamWorks Group, Inc. 04/15/23	5.625%	198,000	204,435
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	192,000	209,760
01/31/22	5.875%	860,000	941,700
10/15/24	4.750%	209,000	218,405

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fresenius Medical Care U.S. Finance, Inc.(a) 09/15/18	6.500%	383,000	428,960
HCA, Inc. 02/15/20	6.500%	2,041,000	2,326,740
02/01/25	5.375%	640,000	672,000
04/15/25	5.250%	560,000	606,900
IMS Health, Inc.(a) 11/01/20	6.000%	352,000	366,080
Kinetic Concepts, Inc./KCI U.S.A., Inc. 11/01/18	10.500%	263,000	283,382
LifePoint Hospitals, Inc. 12/01/21	5.500%	406,000	426,747
MPH Acquisition Holdings LLC(a) 04/01/22	6.625%	380,000	399,950
McKesson Corp. 03/15/23	2.850%	6,845,000	6,794,361
Omnicare, Inc. 12/01/22	4.750%	262,000	286,235
12/01/24	5.000%	111,000	120,990
Physio-Control International, Inc.(a) 01/15/19	9.875%	227,000	242,323
STHI Holding Corp.(a) 03/15/18	8.000%	243,000	253,264
Surgical Care Affiliates, Inc.(a) 04/01/23	6.000%	206,000	210,635
Teleflex, Inc. 06/15/24	5.250%	31,000	31,310
Tenet Healthcare Corp. 06/01/20	4.750%	638,000	649,165
10/01/20	6.000%	264,000	281,820
04/01/21	4.500%	130,000	129,513
10/01/21	4.375%	730,000	720,875
04/01/22	8.125%	914,000	997,402
Tenet Healthcare Corp.(a) 03/01/19	5.000%	46,000	45,713
Universal Health Services, Inc.(a) 08/01/22	4.750%	532,000	558,600
Total			28,768,201
HEALTHCARE INSURANCE —%
Centene Corp. 05/15/22	4.750%	440,000	463,100
HOME CONSTRUCTION 0.2%
DR Horton, Inc. 02/15/20	4.000%	272,000	276,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp. 03/01/18	4.500%	360,000	366,750
04/15/20	7.150%	78,000	84,630
04/01/22	7.000%	174,000	186,180
Standard Pacific Corp. 12/15/21	6.250%	271,000	288,615
11/15/24	5.875%	146,000	151,475
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/20	7.750%	132,000	139,673
04/15/20	7.750%	383,000	405,264
04/15/21	5.250%	355,000	355,887
04/15/23	5.875%	230,000	234,600
Total			2,489,154
INDEPENDENT ENERGY 4.7%
Antero Resources Corp. 12/01/22	5.125%	670,000	666,650
Antero Resources Corp.(a) 06/01/23	5.625%	754,000	770,022
Canadian Natural Resources Ltd. 04/15/24	3.800%	7,000,000	7,095,536
Canadian Oil Sands Ltd.(a) 04/01/22	4.500%	3,780,000	3,532,890
04/01/42	6.000%	3,625,000	3,272,632
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	670,000	680,050
Chesapeake Energy Corp. 12/15/18	7.250%	1,980,000	2,128,500
08/15/20	6.625%	476,000	490,280
02/15/21	6.125%	539,000	541,695
03/15/23	5.750%	1,004,000	981,410
Cimarex Energy Co. 06/01/24	4.375%	452,000	457,650
Comstock Resources, Inc.(a) 03/15/20	10.000%	418,000	409,640
Concho Resources, Inc. 01/15/22	6.500%	174,000	183,135
04/01/23	5.500%	2,744,000	2,781,730
Continental Resources, Inc. 09/15/22	5.000%	16,641,000	16,890,615
06/01/44	4.900%	1,583,000	1,473,919
CrownRock LP/Finance, Inc.(a) 02/15/23	7.750%	390,000	413,400
Diamondback Energy, Inc. 10/01/21	7.625%	122,000	132,065
EP Energy LLC/Everest Acquisition Finance, Inc. 05/01/20	9.375%	1,029,000	1,101,030
09/01/22	7.750%	130,000	136,500

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Halcon Resources Corp. 05/15/21	8.875%	375,000	292,875
Halcon Resources Corp.(a)(e) 02/01/20	8.625%	339,000	352,772
Hilcorp Energy I LP/Finance Co.(a) 12/01/24	5.000%	263,000	255,110
Laredo Petroleum, Inc. 01/15/22	5.625%	1,909,000	1,920,931
05/01/22	7.375%	297,000	317,790
03/15/23	6.250%	83,000	85,905
Matador Resources Co.(a) 04/15/23	6.875%	130,000	133,575
Noble Energy, Inc. 11/15/43	5.250%	4,713,000	5,040,054
Oasis Petroleum, Inc. 11/01/21	6.500%	709,000	712,545
03/15/22	6.875%	344,000	350,020
01/15/23	6.875%	860,000	872,900
Parsley Energy LLC/Finance Corp.(a) 02/15/22	7.500%	984,000	1,028,280
RSP Permian, Inc.(a) 10/01/22	6.625%	159,000	165,042
Range Resources Corp. 06/01/21	5.750%	705,000	733,200
SM Energy Co.(a) 11/15/22	6.125%	271,000	284,550
Whiting Petroleum Corp. 03/15/21	5.750%	786,000	797,303
Whiting Petroleum Corp.(a) 04/01/23	6.250%	460,000	475,525
Woodside Finance Ltd.(a) 03/05/25	3.650%	14,354,000	14,231,560
Total			72,189,286
INTEGRATED ENERGY 0.8%
Cenovus Energy, Inc. 09/15/23	3.800%	9,174,000	9,208,448
09/15/42	4.450%	2,012,000	1,864,629
09/15/43	5.200%	1,315,000	1,326,395
Total			12,399,472
LEISURE 0.2%
AMC Entertainment, Inc. 12/01/20	9.750%	51,000	55,463
Activision Blizzard, Inc.(a) 09/15/21	5.625%	1,970,000	2,105,437

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.(a) 06/01/24	5.375%	314,000	324,205
Total			2,485,105
LIFE INSURANCE 5.5%
Five Corners Funding Trust(a) 11/15/23	4.419%	39,880,000	42,670,723
Guardian Life Insurance Co. of America (The)(a) 06/19/64	4.875%	7,378,000	7,725,784
MetLife, Inc. 09/15/23	4.368%	6,962,000	7,679,726
03/01/45	4.050%	485,000	480,359
Peachtree Corners Funding Trust(a) 02/15/25	3.976%	9,818,000	9,941,226
Teachers Insurance & Annuity Association of America(a) 09/15/44	4.900%	14,525,000	15,912,399
Total			84,410,217
LODGING 0.2%
Choice Hotels International, Inc. 07/01/22	5.750%	1,075,000	1,177,125
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	1,159,000	1,222,745
Playa Resorts Holding BV(a) 08/15/20	8.000%	646,000	671,840
RHP Hotel Properties LP/Finance Corp.(a) 04/15/23	5.000%	112,000	114,240
Total			3,185,950
MEDIA AND ENTERTAINMENT 5.4%
21st Century Fox America, Inc. 09/15/44	4.750%	8,905,000	9,547,042
AMC Networks, Inc. 12/15/22	4.750%	935,000	952,531
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	297,000	312,593
11/15/22	6.500%	910,000	962,325
Gannett Co., Inc. 10/15/19	5.125%	285,000	300,319
10/15/23	6.375%	74,000	80,105
Gannett Co., Inc.(a) 09/15/21	4.875%	130,000	133,575
09/15/24	5.500%	115,000	119,600
MDC Partners, Inc.(a) 04/01/20	6.750%	939,000	953,085

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.(a) 02/15/22	5.500%	327,000	344,167
02/15/25	5.875%	458,000	487,770
Nielsen Finance Co. SARL (The)(a) 10/01/21	5.500%	566,000	582,980
Nielsen Finance LLC/Co.(a) 04/15/22	5.000%	505,000	507,777
Outfront Media Capital LLC/Corp. 02/15/22	5.250%	73,000	75,920
02/15/24	5.625%	73,000	76,741
03/15/25	5.875%	641,000	681,062
Outfront Media Capital LLC/Corp.(a) 02/15/24	5.625%	69,000	71,588
Radio One, Inc.(a) 04/15/22	7.375%	345,000	348,450
Scripps Networks Interactive, Inc. 11/15/24	3.900%	19,506,000	19,862,921
Sky PLC(a) 11/26/22	3.125%	23,596,000	23,359,073
Thomson Reuters Corp. 05/23/43	4.500%	11,719,000	11,443,568
Time Warner, Inc. 03/29/41	6.250%	6,360,000	7,892,989
Univision Communications, Inc.(a) 09/15/22	6.750%	324,000	347,911
05/15/23	5.125%	231,000	233,599
02/15/25	5.125%	1,338,000	1,348,035
iHeartCommunications, Inc. 03/01/21	9.000%	363,000	348,026
09/15/22	9.000%	119,000	113,645
iHeartCommunications, Inc.(a) 03/15/23	10.625%	421,000	427,315
Total			81,914,712
METALS 1.4%
Alcoa, Inc. 10/01/24	5.125%	385,000	415,000
ArcelorMittal 02/25/22	7.000%	573,000	624,329
BHP Billiton Finance USA Ltd. 09/30/43	5.000%	2,185,000	2,434,099
Barrick Gold Corp. 04/01/42	5.250%	5,552,000	5,231,289
FMG Resources August 2006 Proprietary Ltd.(a) 03/01/22	9.750%	293,000	301,973
Newmont Mining Corp. 03/15/42	4.875%	3,340,000	2,979,687

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peabody Energy Corp. 11/15/18	6.000%	250,000	197,031
Rio Tinto Finance USA PLC 08/21/42	4.125%	3,045,000	2,928,605
Teck Resources Ltd. 03/01/42	5.200%	4,261,000	3,496,445
Vale SA 09/11/42	5.625%	3,480,000	3,103,360
Total			21,711,818
MIDSTREAM 9.4%
Blue Racer Midstream LLC/Finance Corp.(a) 11/15/22	6.125%	510,000	530,400
CenterPoint Energy Resources Corp. 11/01/17	6.125%	7,966,000	8,861,092
Colorado Interstate Gas Co. LLC 11/15/15	6.800%	1,914,000	1,972,364
Crestwood Midstream Partners LP/Finance Corp. 12/15/20	6.000%	61,000	62,525
03/01/22	6.125%	206,000	212,695
Crestwood Midstream Partners LP/Finance Corp.(a) 04/01/23	6.250%	479,000	500,555
Energy Transfer Partners LP 02/01/43	5.150%	2,715,000	2,655,669
Enterprise Products Operating LLC 02/15/45	5.100%	9,435,000	10,077,108
Kinder Morgan Energy Partners LP 09/01/22	3.950%	15,382,000	15,604,101
02/15/23	3.450%	21,671,000	21,027,133
05/01/24	4.300%	6,395,000	6,499,718
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	371,000	393,260
02/15/23	5.500%	753,000	785,002
07/15/23	4.500%	1,231,000	1,234,077
12/01/24	4.875%	808,000	835,795
Northwest Pipeline LLC 04/15/17	5.950%	8,479,000	9,162,611
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%	17,630,000	17,049,673
10/15/23	3.850%	1,655,000	1,695,882
Regency Energy Partners LP/Finance Corp. 07/15/21	6.500%	812,000	860,720
03/01/22	5.875%	213,000	238,028
10/01/22	5.000%	325,000	348,562
Sabine Pass Liquefaction LLC(a) 03/01/25	5.625%	753,000	757,179
Southern Natural Gas Co. LLC(a) 04/01/17	5.900%	16,345,000	17,534,491

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	20,000	20,400
11/15/23	4.250%	432,000	421,200
Targa Resources Partners LP/Finance Corp.(a) 01/15/18	5.000%	668,000	693,050
11/15/19	4.125%	228,000	228,570
Tesoro Logistics LP/Finance Corp.(a) 10/15/19	5.500%	115,000	121,613
10/15/22	6.250%	720,000	764,100
Transcontinental Gas Pipe Line Co. LLC 04/15/16	6.400%	8,983,000	9,418,379
Williams Partners LP/ACMP Finance Corp. 05/15/23	4.875%	752,000	762,957
Williams Partners LP 09/15/45	5.100%	12,348,000	11,603,132
Total			142,932,041
NATURAL GAS 1.8%
Sempra Energy 12/01/23	4.050%	22,112,000	23,599,518
06/15/24	3.550%	3,370,000	3,482,538
Total			27,082,056
OIL FIELD SERVICES 1.1%
Noble Holding International Ltd. 03/15/22	3.950%	10,735,000	9,813,733
03/15/42	5.250%	6,098,000	4,773,106
Weatherford International Ltd. 03/15/38	7.000%	1,520,000	1,479,221
Total			16,066,060
OTHER FINANCIAL INSTITUTIONS —%
Icahn Enterprises LP/Finance Corp. 02/01/22	5.875%	401,000	414,494
OTHER INDUSTRY —%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	699,000	756,668
PACKAGING 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a) 01/31/21	6.750%	249,000	258,337
Beverage Packaging Holdings (Luxembourg) II SA(a) 12/15/16	5.625%	114,000	115,425
06/15/17	6.000%	52,000	52,650
Plastipak Holdings, Inc.(a) 10/01/21	6.500%	579,000	593,475

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	1,303,000	1,361,635
02/15/21	8.250%	365,000	388,269
Signode Industrial Group Luxembourg SA/US, Inc.(a) 05/01/22	6.375%	478,000	478,000
Total			3,247,791
PHARMACEUTICALS 1.0%
Amgen, Inc. 05/15/43	5.375%	8,290,000	9,370,502
Capsugel SA PIK(a) 05/15/19	7.000%	158,000	161,160
Concordia Healthcare Corp.(a) 04/15/23	7.000%	264,000	267,960
Endo Finance LLC/Finco, Inc.(a) 02/01/25	6.000%	560,000	574,350
Grifols Worldwide Operations Ltd.(a) 04/01/22	5.250%	445,000	455,012
Horizon Pharma Financing, Inc.(a) 05/01/23	6.625%	212,000	215,445
Jaguar Holding Co. I PIK(a) 10/15/17	9.375%	230,000	235,175
Jaguar Holding Co. II/Merger Sub, Inc.(a) 12/01/19	9.500%	337,000	362,275
Mallinckrodt International Finance SA/CB LLC(a) 04/15/25	5.500%	163,000	166,260
Valeant Pharmaceuticals International, Inc.(a) 10/15/20	6.375%	1,452,000	1,530,045
12/01/21	5.625%	203,000	208,583
03/01/23	5.500%	257,000	260,213
05/15/23	5.875%	1,151,000	1,181,214
04/15/25	6.125%	844,000	870,902
Total			15,859,096
PROPERTY & CASUALTY 2.4%
Alleghany Corp. 06/27/22	4.950%	7,743,000	8,510,711
Berkshire Hathaway Finance Corp. 05/15/42	4.400%	1,490,000	1,600,574
CNA Financial Corp. 05/15/24	3.950%	7,416,000	7,612,376
HUB International Ltd.(a) 10/01/21	7.875%	1,165,000	1,199,950
Hub Holdings LLC/Finance, Inc. PIK(a) 07/15/19	8.125%	93,000	92,884

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Liberty Mutual Group, Inc.(a) 05/01/22	4.950%	11,446,000	12,596,758
Loews Corp. 05/15/23	2.625%	5,460,000	5,343,205
Total			36,956,458
RAILROADS 0.9%
Burlington Northern Santa Fe LLC 09/01/44	4.550%	215,000	225,991
Canadian Pacific Railway Co. 02/01/25	2.900%	13,895,000	13,701,860
Florida East Coast Holdings Corp.(a) 05/01/19	6.750%	339,000	337,305
Total			14,265,156
REFINING 0.4%
Marathon Petroleum Corp. 09/15/44	4.750%	6,885,000	6,889,248
RESTAURANTS 0.7%
BC ULC/New Red Finance Inc.(a) 04/01/22	6.000%	732,000	755,790
Yum! Brands, Inc. 11/01/20	3.875%	1,497,000	1,580,871
11/01/21	3.750%	7,615,000	7,919,181
Total			10,255,842
RETAILERS 0.2%
Asbury Automotive Group, Inc. 12/15/24	6.000%	251,000	261,668
Family Tree Escrow LLC(a) 03/01/23	5.750%	509,000	534,450
Group 1 Automotive, Inc.(a) 06/01/22	5.000%	157,000	157,785
L Brands, Inc. 05/01/20	7.000%	500,000	577,500
Penske Automotive Group, Inc. 12/01/24	5.375%	270,000	280,800
PetSmart, Inc.(a) 03/15/23	7.125%	424,000	445,200
Rite Aid Corp. 02/15/27	7.700%	198,000	237,105
Rite Aid Corp.(a) 04/01/23	6.125%	958,000	992,727
Total			3,487,235

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TECHNOLOGY 1.9%
Alliance Data Systems Corp.(a) 12/01/17	5.250%	624,000	648,960
04/01/20	6.375%	15,000	15,619
08/01/22	5.375%	1,273,000	1,285,730
Ancestry.com, Inc. 12/15/20	11.000%	404,000	459,550
Apple, Inc. 02/09/45	3.450%	4,190,000	3,746,820
Audatex North America, Inc.(a) 06/15/21	6.000%	294,000	303,646
Equinix, Inc. 04/01/20	4.875%	558,000	576,135
01/01/22	5.375%	155,000	160,813
04/01/23	5.375%	980,000	1,011,850
First Data Corp. 01/15/21	12.625%	415,000	489,907
First Data Corp.(a) 08/15/20	8.875%	110,000	116,325
11/01/20	6.750%	665,000	708,225
01/15/21	8.250%	888,000	941,555
Goodman Networks, Inc. 07/01/18	12.125%	171,000	159,030
MSCI, Inc.(a) 11/15/24	5.250%	447,000	464,880
NCR Corp. 12/15/21	5.875%	113,000	115,825
NXP BV/Funding LLC(a) 02/15/21	5.750%	303,000	321,938
Oracle Corp. 07/08/44	4.500%	4,920,000	5,138,635
Oracle Corp.(e) 05/15/45	4.125%	10,515,000	10,362,101
Riverbed Technology, Inc.(a)(e) 03/01/23	8.875%	390,000	394,387
Sensata Technologies BV(a) 10/01/25	5.000%	626,000	646,345
VeriSign, Inc. 05/01/23	4.625%	382,000	381,809
VeriSign, Inc.(a) 04/01/25	5.250%	418,000	432,087
Zebra Technologies Corp.(a) 10/15/22	7.250%	524,000	565,920
Total			29,448,092

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TRANSPORTATION SERVICES 1.0%
ERAC U.S.A. Finance LLC(a) 03/15/42	5.625%	1,574,000	1,818,385
02/15/45	4.500%	5,644,000	5,570,052
FedEx Corp. 01/15/44	5.100%	5,260,000	5,874,263
02/01/45	4.100%	1,505,000	1,439,849
Total			14,702,549
WIRELESS 2.4%
Altice SA(a) 05/15/22	7.750%	137,000	138,371
02/15/25	7.625%	914,000	927,710
America Movil SAB de CV 07/16/42	4.375%	770,000	761,761
CC Holdings GS V LLC/Crown Castle GS III Corp. 12/15/17	2.381%	950,000	959,686
Crown Castle International Corp. 01/15/23	5.250%	1,928,000	2,035,197
Numericable-SFR(a) 05/15/19	4.875%	247,000	249,161
05/15/22	6.000%	333,000	341,117
Rogers Communications, Inc. 03/15/23	3.000%	23,042,000	22,769,436
SBA Communications Corp.(a) 07/15/22	4.875%	191,000	188,851
SBA Telecommunications, Inc. 07/15/20	5.750%	365,000	382,338
Sprint Communications, Inc. 08/15/17	8.375%	127,000	138,748
11/15/22	6.000%	518,000	489,510
Sprint Communications, Inc.(a) 11/15/18	9.000%	1,214,000	1,385,478
03/01/20	7.000%	489,000	540,956
Sprint Corp. 09/15/21	7.250%	679,000	681,546
06/15/24	7.125%	277,000	266,266
02/15/25	7.625%	270,000	265,518
T-Mobile USA, Inc. 04/28/20	6.542%	11,000	11,604
04/28/21	6.633%	457,000	482,135
01/15/22	6.125%	192,000	198,000
04/28/22	6.731%	299,000	315,071
03/01/23	6.000%	393,000	400,487
04/01/23	6.625%	110,000	114,202
01/15/24	6.500%	192,000	200,400
03/01/25	6.375%	98,000	100,645

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vodafone Group PLC 02/19/43	4.375%	428,000	409,673
Wind Acquisition Finance SA(a) 04/30/20	6.500%	439,000	466,438
07/15/20	4.750%	453,000	453,000
04/23/21	7.375%	423,000	433,046
Total			36,106,351
WIRELINES 5.0%
AT&T, Inc. 06/15/45	4.350%	29,016,000	26,813,309
AT&T, Inc.(e) 05/15/46	4.750%	2,475,000	2,419,649
CenturyLink, Inc. 03/15/22	5.800%	204,000	211,650
12/01/23	6.750%	687,000	743,169
CenturyLink, Inc.(a) 04/01/25	5.625%	487,000	486,391
Frontier Communications Corp. 07/01/21	9.250%	497,000	564,716
09/15/21	6.250%	47,000	46,648
04/15/24	7.625%	245,000	249,594
01/15/25	6.875%	639,000	618,865
Level 3 Communications, Inc. 12/01/22	5.750%	363,000	372,300
Level 3 Financing, Inc. 06/01/20	7.000%	176,000	188,320
07/15/20	8.625%	150,000	162,750
01/15/21	6.125%	233,000	246,689
08/15/22	5.375%	457,000	466,711
Level 3 Financing, Inc.(a) 02/01/23	5.625%	193,000	197,825
Telecom Italia SpA(a) 05/30/24	5.303%	619,000	652,240
Verizon Communications, Inc. 03/15/24	4.150%	5,743,000	6,077,220
11/01/42	3.850%	38,081,000	33,939,196
Windstream Corp. 10/15/20	7.750%	282,000	289,755
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	104,000	118,040
Zayo Group LLC/Capital, Inc.(a) 04/01/23	6.000%	1,296,000	1,302,480
Total			76,167,517
Total Corporate Bonds & Notes (Cost: $1,223,928,949)			1,250,268,240

U.S. Treasury Obligations 8.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 07/31/15	1.750%	29,675,000	29,797,884
08/15/15	0.250%	95,000,000	95,059,375
05/15/44	3.375%	1,900,000	2,141,954
Total U.S. Treasury Obligations (Cost: $126,833,907)			126,999,213
Foreign Government Obligations(f) 0.1%
MEXICO 0.1%
Petroleos Mexicanos 06/27/44	5.500%	1,045,000	1,030,893
Total Foreign Government Obligations (Cost: $933,317)			1,030,893

Senior Loans 0.2%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHEMICALS —%
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(g)(h) 02/01/20	3.750%	286,402	286,974
HEALTH CARE 0.1%
American Renal Holdings, Inc. 2nd Lien Term Loan(g)(h) 03/20/20	8.500%	302,000	300,867
U.S. Renal Care, Inc. Tranche B2 1st Lien Term Loan(g)(h) 07/03/19	4.250%	735,805	739,175
United Surgical Partners International, Inc. Tranche B Term Loan(g)(h) 04/03/19	4.750%	363,292	363,292
Total			1,403,334
TECHNOLOGY 0.1%
Riverbed Technology, Inc. Term Loan(g)(h) 04/24/22	6.000%	561,676	567,574
Total Senior Loans (Cost: $2,253,302)			2,257,882

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Common Stocks —%

Issuer	Shares	Value ($)
FINANCIALS —%
Insurance —%
WMI Holdings Corp.(i)	21,286	54,705
WMI Holdings Corp. Escrow(b)(c)(i)(j)	1,075	—
Total		54,705
Total Financials		54,705
Total Common Stocks (Cost: $1,077,709)		54,705

Money Market Funds 10.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.111%(k)(l)	154,937,095	154,937,095
Total Money Market Funds (Cost: $154,937,095)		154,937,095
Total Investments (Cost: $1,509,964,279)		1,535,548,028
Other Assets & Liabilities, Net		(7,263,397)
Net Assets		1,528,284,631

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2015

At April 30, 2015, cash totaling $6,049,650 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US ULTRA BOND	574	USD	94,423,000	06/2015	—	(1,640,799)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(2,885)	USD	(370,361,875)	06/2015	—	(3,340,530)
US 5YR NOTE	(644)	USD	(77,365,530)	06/2015	—	(725,497)
US LONG BOND	(978)	USD	(156,082,687)	06/2015	982,399	—
Total			(603,810,092)		982,399	(4,066,027)

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the value of these securities amounted to $305,100,256 or 19.96% of net assets.

(b)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2015 was $9,525, which represents less than 0.01% of net assets. Information concerning such security holdings at April 30, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Washington Mutual Bank 01/15/15 5.125%	03/10/2006 - 05/14/2008	5,668,448
WMI Holdings Corp. Escrow	03/05/2007	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Notes to Portfolio of Investments (continued)

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2015, the value of these securities amounted to $9,525, which represents less than 0.01% of net assets.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2015, the value of these securities amounted to $111,025, which represents 0.01% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  Principal and interest may not be guaranteed by the government.

(g)  Variable rate security.

(h)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(i)  Non-income producing.

(j)  Negligible market value.

(k)  The rate shown is the seven-day current annualized yield at April 30, 2015.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	98,299,930	740,476,935	(683,839,770)	154,937,095	91,455	154,937,095

Abbreviation Legend

PIK    Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Banking	—	10,989,393	9,525	10,998,918
All Other Industries	—	1,239,269,322	—	1,239,269,322
U.S. Treasury Obligations	126,999,213	—	—	126,999,213
Foreign Government Obligations	—	1,030,893	—	1,030,893
Total Bonds	126,999,213	1,251,289,608	9,525	1,378,298,346
Other
Senior Loans	—	2,257,882	—	2,257,882
Total Other	—	2,257,882	—	2,257,882
Equity Securities
Common Stocks
Financials	54,705	—	—	54,705
Total Equity Securities	54,705	—	—	54,705
Mutual Funds
Money Market Funds	154,937,095	—	—	154,937,095
Total Mutual Funds	154,937,095	—	—	154,937,095
Investments in Securities	281,991,013	1,253,547,490	9,525	1,535,548,028
Derivatives
Assets
Futures Contracts	982,399	—	—	982,399
Liabilities
Futures Contracts	(5,706,826)	—	—	(5,706,826)
Total	277,266,586	1,253,547,490	9,525	1,530,823,601

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,355,027,184)	$1,380,610,933
Affiliated issuers (identified cost $154,937,095)	154,937,095
Total investments (identified cost $1,509,964,279)	1,535,548,028
Cash	1,438
Margin deposits	6,049,650
Receivable for:
Investments sold	5,445,732
Capital shares sold	3,557,122
Dividends	11,565
Interest	14,312,490
Reclaims	12,010
Variation margin	752,506
Expense reimbursement due from Investment Manager	956
Prepaid expenses	3,012
Trustees' deferred compensation plan	78,326
Other assets	19,288
Total assets	1,565,792,123
Liabilities
Payable for:
Investments purchased	11,607,656
Investments purchased on a delayed delivery basis	21,104,837
Capital shares purchased	832,785
Dividend distributions to shareholders	3,461,866
Variation margin	153,500
Investment management fees	17,831
Distribution and/or service fees	2,120
Transfer agent fees	178,824
Administration fees	2,714
Chief compliance officer expenses	58
Other expenses	66,975
Trustees' deferred compensation plan	78,326
Total liabilities	37,507,492
Net assets applicable to outstanding capital stock	$1,528,284,631
Represented by
Paid-in capital	$1,511,143,919
Excess of distributions over net investment income	(660,718)
Accumulated net realized loss	(2,594,778)
Unrealized appreciation (depreciation) on:
Investments	25,583,749
Futures contracts	(4,724,427)
Swap contracts	(463,114)
Total — representing net assets applicable to outstanding capital stock	$1,528,284,631

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$129,902,196
Shares outstanding	12,764,072
Net asset value per share	$10.18
Maximum offering price per share(a)	$10.69
Class B
Net assets	$641,831
Shares outstanding	63,073
Net asset value per share	$10.18
Class C
Net assets	$15,358,998
Shares outstanding	1,509,323
Net asset value per share	$10.18
Class I
Net assets	$627,684,219
Shares outstanding	61,670,267
Net asset value per share	$10.18
Class R4
Net assets	$18,383,617
Shares outstanding	1,808,750
Net asset value per share	$10.16
Class R5
Net assets	$1,789,641
Shares outstanding	176,116
Net asset value per share	$10.16
Class W
Net assets	$125,034,725
Shares outstanding	12,285,723
Net asset value per share	$10.18
Class Y
Net assets	$12,581,426
Shares outstanding	1,236,259
Net asset value per share	$10.18
Class Z
Net assets	$596,907,978
Shares outstanding	58,656,652
Net asset value per share	$10.18

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends — affiliated issuers	$91,455
Interest	53,636,490
Foreign taxes withheld	(4,415)
Total income	53,723,530
Expenses:
Investment management fees	6,174,639
Distribution and/or service fees
Class A	316,185
Class B	9,092
Class C	149,720
Class W	319,478
Transfer agent fees
Class A	256,998
Class B	1,825
Class C	30,394
Class R4	31,609
Class R5	820
Class W	259,116
Class Z	1,037,989
Administration fees	942,806
Compensation of board members	50,111
Custodian fees	17,450
Printing and postage fees	84,759
Registration fees	107,311
Professional fees	77,034
Chief compliance officer expenses	726
Other	33,364
Total expenses	9,901,426
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(89,583)
Fees waived by Distributor — Class C	(22,458)
Expense reductions	(1,690)
Total net expenses	9,787,695
Net investment income	43,935,835
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	33,683,458
Futures contracts	(33,437,717)
Net realized gain	245,741
Net change in unrealized appreciation (depreciation) on:
Investments	(3,229,924)
Futures contracts	(1,006,470)
Swap contracts	(38,291)
Net change in unrealized depreciation	(4,274,685)
Net realized and unrealized loss	(4,028,944)
Net increase in net assets resulting from operations	$39,906,891

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$43,935,835	$43,626,414
Net realized gain	245,741	1,217,865
Net change in unrealized depreciation	(4,274,685)	(20,201,124)
Net increase in net assets resulting from operations	39,906,891	24,643,155
Distributions to shareholders
Net investment income
Class A	(3,485,939)	(3,442,273)
Class B	(18,173)	(36,184)
Class C	(322,947)	(415,438)
Class I	(20,476,155)	(20,805,824)
Class R4	(466,740)	(156,773)
Class R5	(51,503)	(73,344)
Class W	(3,524,253)	(4,095,727)
Class Y	(303,367)	(284)
Class Z	(15,320,629)	(14,566,339)
Net realized gains
Class A	—	(3,796,109)
Class B	—	(52,362)
Class C	—	(574,543)
Class I	—	(22,405,768)
Class R4	—	(128,815)
Class R5	—	(24,050)
Class W	—	(4,326,368)
Class Y	—	(76)
Class Z	—	(15,076,305)
Total distributions to shareholders	(43,969,706)	(89,976,582)
Increase in net assets from capital stock activity	111,252,844	11,964,890
Total increase (decrease) in net assets	107,190,029	(53,368,537)
Net assets at beginning of year	1,421,094,602	1,474,463,139
Net assets at end of year	$1,528,284,631	$1,421,094,602
Excess of distributions over net investment income	$(660,718)	$(631,685)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	3,948,583	40,363,430	3,258,187	33,246,804
Distributions reinvested	308,611	3,158,666	641,459	6,433,644
Redemptions	(3,313,567)	(33,927,809)	(5,230,527)	(53,241,562)
Net increase (decrease)	943,627	9,594,287	(1,330,881)	(13,561,114)
Class B shares
Subscriptions	9,546	97,551	10,570	108,811
Distributions reinvested	1,287	13,173	6,482	64,896
Redemptions(a)	(71,219)	(728,513)	(123,653)	(1,258,672)
Net decrease	(60,386)	(617,789)	(106,601)	(1,084,965)
Class C shares
Subscriptions	372,720	3,807,021	226,891	2,321,624
Distributions reinvested	26,940	275,720	83,757	838,991
Redemptions	(418,148)	(4,275,314)	(1,109,311)	(11,303,100)
Net decrease	(18,488)	(192,573)	(798,663)	(8,142,485)
Class I shares
Subscriptions	2,791,189	28,630,130	13,440,286	137,793,223
Distributions reinvested	2,000,545	20,475,830	4,309,020	43,211,399
Redemptions	(9,383,289)	(96,230,806)	(8,539,593)	(86,312,320)
Net increase (decrease)	(4,591,555)	(47,124,846)	9,209,713	94,692,302
Class R4 shares
Subscriptions	823,887	8,416,778	1,101,060	11,092,780
Distributions reinvested	45,632	466,310	28,495	285,371
Redemptions	(184,854)	(1,885,195)	(86,688)	(868,215)
Net increase	684,665	6,997,893	1,042,867	10,509,936
Class R5 shares
Subscriptions	92,420	939,625	990,899	10,019,149
Distributions reinvested	5,007	51,182	9,629	97,219
Redemptions	(81,303)	(827,209)	(851,524)	(8,557,883)
Net increase	16,124	163,598	149,004	1,558,485
Class W shares
Subscriptions	1,650,706	16,887,311	3,476,907	35,522,137
Distributions reinvested	344,305	3,523,972	839,277	8,421,917
Redemptions	(2,662,764)	(27,226,255)	(6,281,368)	(64,187,468)
Net decrease	(667,753)	(6,814,972)	(1,965,184)	(20,243,414)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	1,354,424	13,911,427	2,524	25,221
Distributions reinvested	29,638	303,043	18	184
Redemptions	(150,561)	(1,539,846)	(16)	(158)
Net increase	1,233,501	12,674,624	2,526	25,247
Class Z shares
Subscriptions	21,908,738	223,960,059	9,999,802	101,808,827
Distributions reinvested	588,948	6,026,767	1,232,786	12,363,980
Redemptions	(9,147,738)	(93,414,204)	(16,340,042)	(165,961,909)
Net increase (decrease)	13,349,948	136,572,622	(5,107,454)	(51,789,102)
Total net increase	10,889,683	111,252,844	1,095,327	11,964,890

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.20		$10.67		$10.30		$10.19		$9.71		$9.53
Income from investment operations:
Net investment income	0.28		0.29		0.32		0.03		0.35		0.50
Net realized and unrealized gain (loss)	(0.02)		(0.14)		0.59		0.11		0.49		0.19
Total from investment operations	0.26		0.15		0.91		0.14		0.84		0.69
Less distributions to shareholders:
Net investment income	(0.28)		(0.29)		(0.32)		(0.03)		(0.36)		(0.51)
Net realized gains	—		(0.33)		(0.22)		—		—		—
Total distributions to shareholders	(0.28)		(0.62)		(0.54)		(0.03)		(0.36)		(0.51)
Net asset value, end of period	$10.18		$10.20		$10.67		$10.30		$10.19		$9.71
Total return	2.59%		1.60%		8.97%		1.35%		8.83%		7.43%
Ratios to average net assets(b)
Total gross expenses	0.97%		0.96%		0.96%		0.97	%(c)	0.98	%(d)	1.03	%(e)
Total net expenses(f)	0.96	%(g)	0.96	%(g)	0.95	%(g)	0.92	%(c)	0.93	%(d)(g)	0.96	%(e)(g)
Net investment income	2.75%		2.80%		3.04%		3.30	%(c)	3.54%		5.14%
Supplemental data
Net assets, end of period (in thousands)	$129,902		$120,603		$140,322		$123,974		$119,473		$81,879
Portfolio turnover	78%		105%		109%		6%		183%		108%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class B	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.20		$10.67		$10.30		$10.19		$9.71		$9.53
Income from investment operations:
Net investment income	0.20		0.21		0.24		0.02		0.28		0.43
Net realized and unrealized gain (loss)	(0.01)		(0.14)		0.59		0.11		0.49		0.19
Total from investment operations	0.19		0.07		0.83		0.13		0.77		0.62
Less distributions to shareholders:
Net investment income	(0.21)		(0.21)		(0.24)		(0.02)		(0.29)		(0.44)
Net realized gains	—		(0.33)		(0.22)		—		—		—
Total distributions to shareholders	(0.21)		(0.54)		(0.46)		(0.02)		(0.29)		(0.44)
Net asset value, end of period	$10.18		$10.20		$10.67		$10.30		$10.19		$9.71
Total return	1.82%		0.84%		8.16%		1.29%		8.02%		6.64%
Ratios to average net assets(b)
Total gross expenses	1.72%		1.71%		1.71%		1.72	%(c)	1.75	%(d)	1.78	%(e)
Total net expenses(f)	1.71	%(g)	1.71	%(g)	1.70	%(g)	1.67	%(c)	1.68	%(d)(g)	1.71	%(e)(g)
Net investment income	1.99%		2.04%		2.32%		2.55	%(c)	2.84%		4.42%
Supplemental data
Net assets, end of period (in thousands)	$642		$1,259		$2,455		$3,129		$3,173		$4,344
Portfolio turnover	78%		105%		109%		6%		183%		108%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.20		$10.67		$10.30		$10.19		$9.71		$9.53
Income from investment operations:
Net investment income	0.22		0.22		0.26		0.02		0.29		0.44
Net realized and unrealized gain (loss)	(0.02)		(0.13)		0.58		0.11		0.49		0.20
Total from investment operations	0.20		0.09		0.84		0.13		0.78		0.64
Less distributions to shareholders:
Net investment income	(0.22)		(0.23)		(0.25)		(0.02)		(0.30)		(0.46)
Net realized gains	—		(0.33)		(0.22)		—		—		—
Total distributions to shareholders	(0.22)		(0.56)		(0.47)		(0.02)		(0.30)		(0.46)
Net asset value, end of period	$10.18		$10.20		$10.67		$10.30		$10.19		$9.71
Total return	1.98%		0.99%		8.32%		1.30%		8.18%		6.79%
Ratios to average net assets(b)
Total gross expenses	1.72%		1.71%		1.71%		1.72	%(c)	1.73	%(d)	1.78	%(e)
Total net expenses(f)	1.56	%(g)	1.56	%(g)	1.55	%(g)	1.52	%(c)	1.53	%(d)(g)	1.56	%(e)(g)
Net investment income	2.15%		2.20%		2.42%		2.69	%(c)	2.93%		4.55%
Supplemental data
Net assets, end of period (in thousands)	$15,359		$15,587		$24,821		$17,062		$16,074		$9,952
Portfolio turnover	78%		105%		109%		6%		183%		108%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class I	2015	2014	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$10.20	$10.67	$10.30	$10.19		$9.71		$9.84
Income from investment operations:
Net investment income	0.33	0.33	0.37	0.03		0.38		0.25
Net realized and unrealized gain (loss)	(0.02)	(0.14)	0.58	0.11		0.50		(0.11)
Total from investment operations	0.31	0.19	0.95	0.14		0.88		0.14
Less distributions to shareholders:
Net investment income	(0.33)	(0.33)	(0.36)	(0.03)		(0.40)		(0.27)
Net realized gains	—	(0.33)	(0.22)	—		—		—
Total distributions to shareholders	(0.33)	(0.66)	(0.58)	(0.03)		(0.40)		(0.27)
Net asset value, end of period	$10.18	$10.20	$10.67	$10.30		$10.19		$9.71
Total return	3.04%	2.04%	9.43%	1.38%		9.23%		1.50%
Ratios to average net assets(c)
Total gross expenses	0.52%	0.52%	0.53%	0.55	%(d)	0.54	%(e)	0.65	%(d)(e)
Total net expenses(f)	0.52%	0.52%	0.53%	0.55	%(d)	0.54	%(e)(g)	0.65	%(d)(e)(g)
Net investment income	3.19%	3.25%	3.47%	3.68	%(d)	3.81%		5.15	%(d)
Supplemental data
Net assets, end of period (in thousands)	$627,684	$676,153	$608,842	$576,449		$560,564		$98,729
Portfolio turnover	78%	105%	109%	6%		183%		108%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
32

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.19		$10.65		$10.81
Income from investment operations:
Net investment income	0.31		0.31		0.14
Net realized and unrealized gain (loss)	(0.03)		(0.13)		0.07
Total from investment operations	0.28		0.18		0.21
Less distributions to shareholders:
Net investment income	(0.31)		(0.31)		(0.15)
Net realized gains	—		(0.33)		(0.22)
Total distributions to shareholders	(0.31)		(0.64)		(0.37)
Net asset value, end of period	$10.16		$10.19		$10.65
Total return	2.74%		1.95%		2.03%
Ratios to average net assets(b)
Total gross expenses	0.72%		0.72%		0.74	%(c)
Total net expenses(d)	0.71	%(e)	0.71	%(e)	0.71	%(c)
Net investment income	3.01%		3.13%		2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$18,384		$11,454		$865
Portfolio turnover	78%		105%		109%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
33

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.19	$10.65	$10.81
Income from investment operations:
Net investment income	0.32	0.33	0.14
Net realized and unrealized gain (loss)	(0.03)	(0.13)	0.08
Total from investment operations	0.29	0.20	0.22
Less distributions to shareholders:
Net investment income	(0.32)	(0.33)	(0.16)
Net realized gains	—	(0.33)	(0.22)
Total distributions to shareholders	(0.32)	(0.66)	(0.38)
Net asset value, end of period	$10.16	$10.19	$10.65
Total return	2.89%	2.09%	2.08%
Ratios to average net assets(b)
Total gross expenses	0.57%	0.57%	0.58	%(c)
Total net expenses(d)	0.57%	0.57%	0.58	%(c)
Net investment income	3.14%	3.17%	3.05	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,790	$1,630	$117
Portfolio turnover	78%	105%	109%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
34

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class W	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$10.20		$10.67		$10.30		$10.19		$9.71		$9.84
Income from investment operations:
Net investment income	0.28		0.29		0.32		0.03		0.35		0.23
Net realized and unrealized gain (loss)	(0.02)		(0.14)		0.59		0.11		0.49		(0.10)
Total from investment operations	0.26		0.15		0.91		0.14		0.84		0.13
Less distributions to shareholders:
Net investment income	(0.28)		(0.29)		(0.32)		(0.03)		(0.36)		(0.26)
Net realized gains	—		(0.33)		(0.22)		—		—		—
Total distributions to shareholders	(0.28)		(0.62)		(0.54)		(0.03)		(0.36)		(0.26)
Net asset value, end of period	$10.18		$10.20		$10.67		$10.30		$10.19		$9.71
Total return	2.59%		1.60%		8.97%		1.35%		8.83%		1.31%
Ratios to average net assets(c)
Total gross expenses	0.97%		0.96%		0.96%		0.97	%(d)	0.98	%(e)	1.06	%(d)(e)
Total net expenses(f)	0.96	%(g)	0.96	%(g)	0.95	%(g)	0.92	%(d)	0.93	%(e)(g)	0.95	%(d)(e)(g)
Net investment income	2.75%		2.81%		3.06%		3.30	%(d)	3.50%		4.70	%(d)
Supplemental data
Net assets, end of period (in thousands)	$125,035		$132,166		$159,179		$162,775		$159,553		$104,340
Portfolio turnover	78%		105%		109%		6%		183%		108%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
35

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.20	$10.66	$10.82
Income from investment operations:
Net investment income	0.33	0.33	0.17
Net realized and unrealized gain (loss)	(0.02)	(0.13)	0.05
Total from investment operations	0.31	0.20	0.22
Less distributions to shareholders:
Net investment income	(0.33)	(0.33)	(0.16)
Net realized gains	—	(0.33)	(0.22)
Total distributions to shareholders	(0.33)	(0.66)	(0.38)
Net asset value, end of period	$10.18	$10.20	$10.66
Total return	3.04%	2.14%	2.09%
Ratios to average net assets(b)
Total gross expenses	0.52%	0.51%	0.45	%(c)
Total net expenses(d)	0.52%	0.51%	0.45	%(c)
Net investment income	3.24%	3.30%	3.35	%(c)
Supplemental data
Net assets, end of period (in thousands)	$12,581	$28	$2
Portfolio turnover	78%	105%	109%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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36

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.20		$10.67		$10.30		$10.19		$9.71		$9.53
Income from investment operations:
Net investment income	0.31		0.31		0.35		0.03		0.38		0.52
Net realized and unrealized gain (loss)	(0.02)		(0.14)		0.58		0.11		0.49		0.20
Total from investment operations	0.29		0.17		0.93		0.14		0.87		0.72
Less distributions to shareholders:
Net investment income	(0.31)		(0.31)		(0.34)		(0.03)		(0.39)		(0.54)
Net realized gains	—		(0.33)		(0.22)		—		—		—
Total distributions to shareholders	(0.31)		(0.64)		(0.56)		(0.03)		(0.39)		(0.54)
Net asset value, end of period	$10.18		$10.20		$10.67		$10.30		$10.19		$9.71
Total return	2.84%		1.85%		9.24%		1.37%		9.10%		7.70%
Ratios to average net assets(b)
Total gross expenses	0.72%		0.71%		0.71%		0.72	%(c)	0.73	%(d)	0.78	%(e)
Total net expenses(f)	0.71	%(g)	0.71	%(g)	0.70	%(g)	0.67	%(c)	0.68	%(d)(g)	0.71	%(e)(g)
Net investment income	3.01%		3.05%		3.30%		3.55	%(c)	3.80%		5.37%
Supplemental data
Net assets, end of period (in thousands)	$596,908		$462,215		$537,860		$524,432		$515,700		$396,952
Portfolio turnover	78%		105%		109%		6%		183%		108%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

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COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain

Annual Report 2015
39

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative

Annual Report 2015
40

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	982,399	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	5,706,826	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(33,437,717)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(1,006,470)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2015:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	27,590,016
Futures contracts — Short	605,119,979

*Based on the ending quarterly outstanding amounts for the year ended April 30, 2015.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower;

provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

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41

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

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COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class R5	0.05
Class W	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, these minimum account balance fees reduced total expenses of the Fund by $1,690.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate

Annual Report 2015
43

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $79,197 for Class A, $1,027 for Class B and $276 for Class C shares for the year ended April 30, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective September 1, 2014	Contractual Expense Cap Prior to September 1, 2014
Class A	0.96%	0.96%
Class B	1.71	1.71
Class C	1.71	1.71
Class I	0.57	0.58
Class R4	0.71	0.71
Class R5	0.62	0.63
Class W	0.96	0.96
Class Y	0.57	0.58
Class Z	0.71	0.71

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions and derivative investments. To the extent these differences are permanent,

Annual Report 2015
44

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$4,838
Accumulated net realized loss	(4,838)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$43,969,706	$55,554,846
Long-term capital gains	—	34,421,736
Total	43,969,706	89,976,582

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,420,478
Capital loss carryforwards	(6,175,937)
Net unrealized appreciation	24,434,017

At April 30, 2015, the cost of investments for federal income tax purposes was $1,511,114,011 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$38,557,102
Unrealized depreciation	(14,123,085)
Net unrealized appreciation	24,434,017

The following capital loss carryforwards, determined at April 30, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — long-term	6,175,937

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,108,600,263 and $1,051,413,517, respectively, for the year ended April 30, 2015, of which $171,337,275 and $95,241,292, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2015, one unaffiliated shareholder of record owned 15.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under

Annual Report 2015
45

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary,

Annual Report 2015
46

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
47

COLUMBIA CORPORATE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Corporate Income Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

Annual Report 2015
48

COLUMBIA CORPORATE INCOME FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2015
49

COLUMBIA CORPORATE INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
50

COLUMBIA CORPORATE INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
51

COLUMBIA CORPORATE INCOME FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
52

COLUMBIA CORPORATE INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
53

Columbia Corporate Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN136_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA SMALL CAP VALUE FUND I

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SMALL CAP VALUE FUND I

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA SMALL CAP VALUE FUND I

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small Cap Value Fund I (the Fund) Class A shares returned 3.48% excluding sales charges for the 12-month period ended April 30, 2015.

■  The Fund underperformed its benchmark, the Russell 2000 Value Index, which gained 4.89% for the same time period.

■  The Fund's high-quality bias and positioning in energy hampered relative performance, outweighing gains from security selection in the information technology, health care and financials sectors.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	07/25/86
Excluding sales charges		3.48	9.77	8.17
Including sales charges		-2.47	8.48	7.54
Class B	11/09/92
Excluding sales charges		2.69	8.95	7.36
Including sales charges		-1.53	8.69	7.36
Class C	01/15/96
Excluding sales charges		2.72	8.95	7.37
Including sales charges		1.86	8.95	7.37
Class I*	09/27/10	3.96	10.23	8.40
Class R*	09/27/10	3.22	9.52	7.91
Class R4*	11/08/12	3.71	9.92	8.25
Class R5*	11/08/12	3.90	10.00	8.28
Class Y*	07/15/09	3.95	10.26	8.45
Class Z	07/31/95	3.75	10.05	8.44
Russell 2000 Value Index		4.89	10.55	7.87

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA SMALL CAP VALUE FUND I

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA SMALL CAP VALUE FUND I

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeremy Javidi, CFA

John Barrett, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 3.48%. The Fund trailed its benchmark, the Russell 2000 Value Index, which gained 4.89% over the same period. We remained focused on reasonably priced companies with market capitalization of less than $4 billion, good earnings growth prospects, solid balance sheets and strong cash flows. Declining interest rates were a headwind for the Fund's strategy, as investors shifted toward lower quality companies with heavier debt loads, which tend to benefit the most from refinancing at lower rates.

Stocks Climbed in Volatile Market

The pace of U.S. economic growth picked up early in the 12-month period, as most sectors reported good news. More than two million new jobs were added to the labor market, driving the unemployment rate to a seven-year low of 5.4%. Energy prices fell sharply, boosting prospects for consumer spending. Manufacturing activity remained solid, and the housing market continued to recover, despite tighter borrowing standards, rising prices and higher mortgage rates. However, another stormy winter in the Northeast and Midwest restrained economic growth in the first quarter of 2015. Manufacturing activity weakened, consumer confidence slipped and new home sales declined as harsh weather weighed on all three. First quarter gross domestic product growth was -0.7%.

Although investors bid up stock prices, concerns about increased global tensions and uncertainty about when the Federal Reserve would raise short-term interest rates resulted in growing volatility in the second half of the 12-month period. Against this backdrop, mid- and large-company stocks outpaced small-cap stocks by a solid margin, and growth stocks comfortably outperformed value. Within the benchmark, energy was the weakest performer. Health care posted the strongest gain, buoyed by a pickup in merger-and-acquisition activity, promising product pipelines and growing demand for services under the Affordable Care Act.

Energy a Major Performance Detractor

Stock selection and an overweight in the energy sector hurt performance vs. the benchmark. We started adding to the Fund's energy stake last October, investing mainly in exploration and production companies that had been hit hard by lower oil prices. When OPEC (Organization of the Petroleum Exporting Countries) met in late November and decided not to cut production, oil prices plunged. Although we favored energy companies with relatively strong balance sheets, declining oil prices still pressured their earnings outlooks and the stocks fell sharply. Detractors included Goodrich Petroleum, Stone Energy, Comstock Resources and Rex Energy. Goodrich, Rex and Comstock were no longer held in the portfolio at period end.

Disappointments from Cyclical Sectors

Stock picks in the more economically sensitive materials, consumer discretionary and industrials sectors also hampered relative performance. In materials, a very small stake in Olympic Steel hurt, as steel prices fell sharply, reaching their lowest level since mid-2009. In consumer

Annual Report 2015
4

COLUMBIA SMALL CAP VALUE FUND I

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

discretionary, positioning in the specialty retail and the hotels, restaurants & leisure segments detracted the most, although no one stock did significant damage. Within industrials, Graftech International, which supplies graphite electrodes to the steel industry, and Greif, which makes industrial packing — including oil drums — detracted, as slowing global growth weakened demand for their products. Greif also was pressured by a strong U.S. dollar, which dampened the profits it earned in Europe and Latin America. Graftech was no longer held in the portfolio at period end.

Strong Results in Information Technology, Health Care and Financials

In information technology, buyout offers in the semiconductor and semiconductor equipment segment gave the biggest boost to performance. However, the top individual contributor in technology was j2 Global, which operates cloud-computing storage and digital media businesses. Its shares rose sharply, as strong execution and savvy acquisitions led to significant cash flows and better-than-expected earnings growth. In health care, standouts included Avanir Pharmaceuticals, Impax Laboratories and Molina Healthcare. Shares of Avanir gained from a positive phase-2 trial for an Alzheimer's drug under development and a subsequent premium buyout offer. Avanir was no longer in the portfolio at period end. Shares of Impax, a generic drug company, rallied after the company resolved most of its manufacturing issues with the Food and Drug Administration and received regulatory approval to launch a new proprietary treatment for Parkinson's disease. Healthcare insurer Molina's share price gained as more states outsourced their Medicare and Medicaid benefits programs and insurance enrollments grew under the Affordable Care Act.

In financials, positioning in insurance helped the most. The Fund benefited from having a sizable overweight and favorable stock selection in the insurance space, as we found attractive valuations and correctly anticipated tailwinds from the economic recovery. Elsewhere, the purchase of oil and gas exploration and production company SM Energy last December boosted relative performance. SM's stock had fallen sharply when oil prices tanked in the second half of 2014. However, we thought investors had overreacted, given the company's strong balance sheet and acreage in the Eagle Ford Shale in Texas. We initiated a position, and the stock rose as oil prices later began to stabilize. Avanir, SM Energy, Molina and j2 were all out-of-benchmark positions.

Looking Ahead

We believe small-cap stocks stand to benefit if U.S economic growth improves in 2015, which is currently in line with our expectations. The Fund ended the period with overweight positions in information technology, energy and financials — specifically banks — which we believe are areas that tend to benefit from rising interest rates. In information technology, we locked in profits and trimmed a large overweight in semiconductors and semiconductor equipment. However, we boosted the Fund's stake in software, a segment where we found

Top Ten Holdings (%) (at April 30, 2015)
iShares Russell 2000 Value ETF	1.3
Mentor Graphics Corp.	1.1
Cooper Tire & Rubber Co.	1.1
IDACORP, Inc.	1.1
Highwoods Properties, Inc.	1.1
Symetra Financial Corp.	1.0
Dana Holding Corp.	1.0
Investors Bancorp, Inc.	1.0
Southwest Gas Corp.	1.0
Wintrust Financial Corp.	1.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at April 30, 2015)
Common Stocks	95.6
Consumer Discretionary	11.4
Consumer Staples	2.6
Energy	6.3
Financials	38.8
Health Care	5.4
Industrials	10.7
Information Technology	11.9
Materials	4.4
Telecommunication Services	0.6
Utilities	3.5
Exchange-Traded Funds	1.3
Money Market Funds	3.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

COLUMBIA SMALL CAP VALUE FUND I

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

reasonable valuations and exposure to global growth. At this time, we expect energy stocks to gain as oversupply issues ease and oil prices move higher, while we believe banks could get an added boost from increased merger-and-acquisition activity. By contrast, the Fund had modest underweights in the financials, industrials, consumer discretionary and utilities sectors. We trimmed what had been a long-standing overweight in health care because we believed valuations looked expensive. Going forward, we remain optimistic that the market will reward the high quality companies we favor.

Annual Report 2015
6

COLUMBIA SMALL CAP VALUE FUND I

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,029.30	1,018.15	6.74	6.71	1.34
Class B	1,000.00	1,000.00	1,025.20	1,014.43	10.49	10.44	2.09
Class C	1,000.00	1,000.00	1,025.60	1,014.43	10.50	10.44	2.09
Class I	1,000.00	1,000.00	1,031.70	1,020.43	4.43	4.41	0.88
Class R	1,000.00	1,000.00	1,028.10	1,016.86	8.05	8.00	1.60
Class R4	1,000.00	1,000.00	1,030.40	1,019.39	5.49	5.46	1.09
Class R5	1,000.00	1,000.00	1,031.50	1,020.18	4.68	4.66	0.93
Class Y	1,000.00	1,000.00	1,031.50	1,020.43	4.43	4.41	0.88
Class Z	1,000.00	1,000.00	1,030.70	1,019.39	5.49	5.46	1.09

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Annual Report 2015
7

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.5%
Auto Components 3.4%
Cooper Tire & Rubber Co.	280,460	11,916,746
Dana Holding Corp.	500,348	10,792,506
Fuel Systems Solutions, Inc.(a)	154,400	1,713,840
Gentherm, Inc.(a)	146,826	7,742,135
Remy International, Inc.	237,177	5,277,188
Total		37,442,415
Automobiles 0.4%
Winnebago Industries, Inc.	204,693	4,239,192
Distributors 0.3%
VOXX International Corp.(a)	304,832	2,905,049
Diversified Consumer Services 0.9%
K12, Inc.(a)	141,824	2,293,294
Steiner Leisure Ltd.(a)	111,781	5,392,315
Universal Technical Institute, Inc.	298,590	2,523,086
Total		10,208,695
Hotels, Restaurants & Leisure 0.1%
Ignite Restaurant Group, Inc.(a)	262,720	924,774
Household Durables 1.1%
Cavco Industries, Inc.(a)	50,567	3,315,678
Ethan Allen Interiors, Inc.	119,770	2,900,829
Hooker Furniture Corp.	153,300	3,901,485
UCP Inc., Class A(a)	225,051	1,948,942
Total		12,066,934
Internet & Catalog Retail 0.2%
Lands' End, Inc.(a)	78,271	2,299,602
Leisure Products 1.0%
Johnson Outdoors, Inc., Class A	54,207	1,707,521
Malibu Boats, Inc., Class A(a)	199,145	4,215,900
Smith & Wesson Holding Corp.(a)	318,100	4,728,556
Total		10,651,977
Multiline Retail 0.3%
Tuesday Morning Corp.(a)	179,422	2,838,456
Specialty Retail 1.9%
Aaron's, Inc.	202,574	6,887,516
Citi Trends, Inc.(a)	182,467	4,156,598
Finish Line, Inc., Class A (The)	246,987	6,058,591

Common Stocks (continued)

Issuer	Shares	Value ($)
Haverty Furniture Companies, Inc.	166,877	3,581,181
Total		20,683,886
Textiles, Apparel & Luxury Goods 1.9%
Columbia Sportswear Co.	68,614	4,302,098
Deckers Outdoor Corp.(a)	46,359	3,430,566
G-III Apparel Group Ltd.(a)	41,600	4,625,088
Steven Madden Ltd.(a)	226,340	8,831,787
Total		21,189,539
Total Consumer Discretionary		125,450,519
CONSUMER STAPLES 2.7%
Food & Staples Retailing 0.5%
Andersons, Inc. (The)	120,882	5,160,453
Food Products 1.6%
Fresh Del Monte Produce, Inc.	250,310	9,243,948
John B. Sanfilippo & Son, Inc.	80,244	4,173,491
Sanderson Farms, Inc.	56,675	4,257,426
Total		17,674,865
Personal Products 0.6%
Inter Parfums, Inc.	207,842	6,272,671
Total Consumer Staples		29,107,989
ENERGY 6.4%
Energy Equipment & Services 0.9%
Dawson Geophysical Co.(a)	535,209	3,045,339
Geospace Technologies Corp.(a)	51,725	1,117,260
Gulf Island Fabrication, Inc.	159,991	2,110,281
Natural Gas Services Group, Inc.(a)	138,413	3,508,770
Total		9,781,650
Oil, Gas & Consumable Fuels 5.5%
Bill Barrett Corp.(a)	78,017	904,997
Callon Petroleum Co.(a)	510,893	4,567,383
Clayton Williams Energy, Inc.(a)	93,449	5,202,306
Contango Oil & Gas Co.(a)	109,364	2,741,756
Halcon Resources Corp.(a)	138,466	206,314
Jones Energy, Inc., Class A(a)	17,106	175,508
Matador Resources Co.(a)	197,730	5,481,076
Parsley Energy, Inc., Class A(a)	197,210	3,419,621
Penn Virginia Corp.(a)	435,800	2,911,144
SM Energy Co.	164,910	9,559,833

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Stone Energy Corp.(a)	324,491	5,539,061
Synergy Resources Corp.(a)	442,878	5,305,678
W&T Offshore, Inc.	668,109	4,295,941
World Fuel Services Corp.	105,870	5,875,785
WPX Energy, Inc.(a)	278,860	3,834,325
Total		60,020,728
Total Energy		69,802,378
FINANCIALS 39.3%
Banks 16.4%
Ameris Bancorp	196,577	4,912,459
BancFirst Corp.	105,990	6,117,743
BankUnited, Inc.	275,116	9,040,312
Banner Corp.	161,271	7,292,675
Bridge Bancorp, Inc.	70,800	1,789,116
Bryn Mawr Bank Corp.	226,908	6,827,662
Capital City Bank Group, Inc.	278,947	3,924,784
Cascade Bancorp(a)	917,211	4,420,957
Centerstate Banks, Inc.	243,628	2,962,516
Chemical Financial Corp.	210,412	6,501,731
Columbia Banking System, Inc.	281,803	8,369,549
Community Trust Bancorp, Inc.	160,813	5,158,881
FCB Financial Holdings, Inc., Class A(a)	271,073	7,253,913
First Citizens BancShares Inc., Class A	36,231	8,707,759
First Financial Corp.	138,466	4,700,921
First NBC Bank Holding Co.(a)	145,013	5,101,557
First Niagara Financial Group, Inc.	1,029,340	9,361,847
First of Long Island Corp. (The)	69,430	1,737,139
FirstMerit Corp.	383,000	7,418,710
Heritage Financial Corp.	94,653	1,599,636
Hudson Valley Holding Corp.	205,089	5,073,902
Investors Bancorp, Inc.	899,859	10,654,331
Merchants Bancshares, Inc.	169,312	4,987,931
National Bank Holdings Corp., Class A	291,150	5,531,850
National Penn Bancshares, Inc.	287,890	2,994,056
Northrim BanCorp, Inc.	248,253	6,186,465
Sterling Bancorp	204,176	2,650,204
Synovus Financial Corp.	303,049	8,382,335
TowneBank	307,620	5,091,111
Union Bankshares Corp.	183,904	4,001,751

Common Stocks (continued)

Issuer	Shares	Value ($)
Wintrust Financial Corp.	211,825	10,324,350
Total		179,078,153
Capital Markets 0.5%
INTL FCStone, Inc.(a)	178,235	5,721,343
Consumer Finance 0.8%
Cash America International, Inc.	186,708	4,839,471
Enova International, Inc.(a)	227,213	4,205,713
Total		9,045,184
Diversified Financial Services 0.3%
Pico Holdings, Inc.(a)	205,502	3,701,091
Insurance 7.8%
American Equity Investment Life Holding Co.	365,562	9,851,896
Argo Group International Holdings Ltd.	149,471	7,322,584
Baldwin & Lyons, Inc., Class B	176,961	4,015,245
EMC Insurance Group, Inc.	137,028	4,746,650
Employers Holdings, Inc.	91,474	2,232,880
FBL Financial Group, Inc., Class A	113,646	6,622,152
Hanover Insurance Group, Inc. (The)	96,070	6,587,520
Horace Mann Educators Corp.	179,274	6,089,938
National Western Life Insurance Co., Class A	30,384	7,280,310
Navigators Group, Inc. (The)(a)	92,355	7,208,308
Safety Insurance Group, Inc.	91,951	5,346,951
Symetra Financial Corp.	456,084	10,831,995
United Fire Group, Inc.	208,965	6,241,785
Total		84,378,214
Real Estate Investment Trusts (REITs) 8.7%
Altisource Residential Corp.	427,610	8,188,731
Associated Estates Realty Corp.	160,337	4,569,604
Brandywine Realty Trust	350,530	5,110,727
Chesapeake Lodging Trust	313,435	9,951,561
Cousins Properties, Inc.	813,244	7,920,997
EastGroup Properties, Inc.	119,298	6,823,846
Getty Realty Corp.	283,897	4,931,291
Highwoods Properties, Inc.	268,100	11,539,024
LaSalle Hotel Properties	146,610	5,379,121
National Health Investors, Inc.	44,340	2,958,365
Potlatch Corp.	130,805	4,828,013
Rexford Industrial Realty, Inc.	437,605	6,502,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Sunstone Hotel Investors, Inc.	617,274	9,617,129
Terreno Realty Corp.	285,713	6,079,973
Total		94,401,192
Thrifts & Mortgage Finance 4.8%
Astoria Financial Corp.	476,490	6,275,373
Bank Mutual Corp.	659,912	4,744,767
BankFinancial Corp.	232,950	2,981,760
Brookline Bancorp, Inc.	757,643	8,159,815
HomeStreet, Inc.(a)	209,359	4,329,544
Radian Group, Inc.	501,990	8,965,542
Washington Federal, Inc.	408,143	8,815,889
Westfield Financial, Inc.	428,342	3,319,651
WSFS Financial Corp.	60,484	4,304,646
Total		51,896,987
Total Financials		428,222,164
HEALTH CARE 5.4%
Biotechnology 0.9%
ARIAD Pharmaceuticals, Inc.(a)	677,370	5,872,798
Dynavax Technologies Corp.(a)	203,115	4,085,658
Total		9,958,456
Health Care Equipment & Supplies 0.6%
Masimo Corp.(a)	190,347	6,426,115
Health Care Providers & Services 2.2%
Chemed Corp.	57,465	6,622,841
Ensign Group, Inc. (The)	78,875	3,321,426
Molina Healthcare, Inc.(a)	100,160	5,932,477
Owens & Minor, Inc.	229,040	7,723,229
Total		23,599,973
Health Care Technology 0.3%
Quality Systems, Inc.	244,120	3,807,052
Pharmaceuticals 1.4%
Flex Pharma, Inc.(a)	142,628	2,384,740
Impax Laboratories, Inc.(a)	177,074	8,014,369
Supernus Pharmaceuticals, Inc.(a)	380,836	4,874,701
Total		15,273,810
Total Health Care		59,065,406

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 10.8%
Aerospace & Defense 0.9%
KEYW Holding Corp. (The)(a)	355,357	3,429,195
Orbital ATK, Inc.	86,064	6,296,442
Total		9,725,637
Building Products 1.1%
Simpson Manufacturing Co., Inc.	151,960	4,981,249
Universal Forest Products, Inc.	119,684	6,620,919
Total		11,602,168
Commercial Services & Supplies 1.2%
Ennis, Inc.	176,828	2,719,615
Unifirst Corp.	88,765	10,050,861
Total		12,770,476
Electrical Equipment 0.9%
EnerSys	85,997	5,839,196
General Cable Corp.	227,137	3,704,605
Total		9,543,801
Machinery 5.4%
Albany International Corp., Class A	117,711	4,614,271
Altra Industrial Motion Corp.	206,206	5,437,652
Dynamic Materials Corp.	197,505	2,644,592
EnPro Industries, Inc.	78,236	5,007,886
FreightCar America, Inc.	110,015	2,870,291
Gorman-Rupp Co.	112,165	3,040,793
Hardinge, Inc.	156,809	1,687,265
Kadant, Inc.	70,531	3,594,260
LB Foster Co., Class A	148,318	6,337,628
Lydall, Inc.(a)	98,348	2,639,660
Mueller Industries, Inc.	242,382	8,493,065
Standex International Corp.	77,474	6,265,323
Twin Disc, Inc.	76,546	1,377,063
Wabash National Corp.(a)	356,180	4,993,644
Total		59,003,393
Professional Services 0.5%
TrueBlue, Inc.(a)	187,250	5,389,055
Road & Rail 0.7%
Werner Enterprises, Inc.	301,729	8,107,458

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors 0.1%
Houston Wire & Cable Co.	181,891	1,717,051
Total Industrials		117,859,039
INFORMATION TECHNOLOGY 12.0%
Communications Equipment 2.1%
Alliance Fiber Optic Products, Inc.	208,563	3,829,217
Comtech Telecommunications Corp.	135,156	3,906,008
Digi International, Inc.(a)	269,421	2,721,152
Plantronics, Inc.	115,200	6,136,704
Polycom, Inc.(a)	467,940	6,106,617
Total		22,699,698
Electronic Equipment, Instruments & Components 2.1%
AVX Corp.	249,260	3,432,310
GSI Group, Inc.(a)	240,364	3,192,034
Knowles Corp.(a)	307,177	5,888,583
MTS Systems Corp.	60,187	4,247,998
OSI Systems, Inc.(a)	88,060	5,918,513
Total		22,679,438
Internet Software & Services 1.2%
j2 Global, Inc.	122,675	8,509,965
RetailMeNot, Inc.(a)	253,880	4,666,314
Total		13,176,279
IT Services 1.5%
Lionbridge Technologies, Inc.(a)	643,656	3,572,291
Mantech International Corp., Class A	208,520	6,095,040
TeleTech Holdings, Inc.	278,027	7,212,020
Total		16,879,351
Semiconductors & Semiconductor Equipment 2.5%
Entegris, Inc.(a)	556,292	7,404,247
Fairchild Semiconductor International, Inc.(a)	159,680	2,900,587
IXYS Corp.	370,348	4,188,636
M/A-COM Technology Solutions Holdings, Inc.(a)	176,562	5,379,844
Microsemi Corp.(a)	224,320	7,483,315
Total		27,356,629
Software 2.6%
ePlus, Inc.(a)	53,164	4,410,485
Mentor Graphics Corp.	500,050	11,966,197

Common Stocks (continued)

Issuer	Shares	Value ($)
Netscout Systems, Inc.(a)	120,005	4,932,206
Silver Spring Networks, Inc.(a)	307,933	2,993,109
Tangoe, Inc.(a)	271,286	3,711,192
Total		28,013,189
Total Information Technology		130,804,584
MATERIALS 4.5%
Chemicals 2.9%
Flotek Industries, Inc.(a)	108,652	1,552,637
Intrepid Potash, Inc.(a)	368,081	4,612,055
LSB Industries, Inc.(a)	117,111	4,966,678
Olin Corp.	204,474	6,038,117
OM Group, Inc.	216,396	6,500,536
Tronox Ltd., Class A	381,016	7,982,285
Total		31,652,308
Containers & Packaging 0.3%
Greif, Inc., Class A	78,962	3,218,491
Metals & Mining 1.3%
Commercial Metals Co.	298,100	4,948,460
Olympic Steel, Inc.	348,708	3,818,352
Stillwater Mining Co.(a)	339,030	4,553,173
Total		13,319,985
Total Materials		48,190,784
TELECOMMUNICATION SERVICES 0.6%
Diversified Telecommunication Services 0.1%
magicJack VocalTec Ltd.(a)	146,083	949,540
Wireless Telecommunication Services 0.5%
Shenandoah Telecommunications Co.	165,072	5,688,381
Total Telecommunication Services		6,637,921
UTILITIES 3.6%
Electric Utilities 2.3%
IDACORP, Inc.	194,114	11,710,898
MGE Energy, Inc.	79,822	3,311,016
Portland General Electric Co.	284,819	10,014,236
Total		25,036,150
Gas Utilities 1.0%
Southwest Gas Corp.	192,875	10,608,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 0.3%
Vectren Corp.	79,776	3,443,930
Total Utilities		39,088,205
Total Common Stocks (Cost: $750,879,340)		1,054,228,989

Exchange-Traded Funds 1.3%

	Shares	Value ($)
iShares Russell 2000 Value ETF	142,230	14,360,963
Total Exchange-Traded Funds (Cost: $14,808,237)		14,360,963

Money Market Funds 3.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.111%(b)(c)	34,684,652	34,684,652
Total Money Market Funds (Cost: $34,684,652)		34,684,652
Total Investments (Cost: $800,372,229)		1,103,274,604
Other Assets & Liabilities, Net		(14,316,427)
Net Assets		1,088,958,177

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at April 30, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,749,263	326,621,347	(298,685,958)	—	34,684,652	22,782	34,684,652
Dawson Geophysical Co.*	619,568	4,953,875	(534,548)	(597,467)	4,441,428	—	3,045,339
Total	7,368,831	331,575,222	(299,220,506)	(597,467)	39,126,080	22,782	37,729,991

*Issuer was not an affiliate for the entire period ended April 30, 2015. Issuer was previously known as TGC Industries, Inc.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	125,450,519	—	—	125,450,519
Consumer Staples	29,107,989	—	—	29,107,989
Energy	69,802,378	—	—	69,802,378
Financials	428,222,164	—	—	428,222,164
Health Care	59,065,406	—	—	59,065,406
Industrials	117,859,039	—	—	117,859,039
Information Technology	130,804,584	—	—	130,804,584
Materials	48,190,784	—	—	48,190,784
Telecommunication Services	6,637,921	—	—	6,637,921
Utilities	39,088,205	—	—	39,088,205
Exchange-Traded Funds	14,360,963	—	—	14,360,963
Total Equity Securities	1,068,589,952	—	—	1,068,589,952
Mutual Funds
Money Market Funds	34,684,652	—	—	34,684,652
Total Mutual Funds	34,684,652	—	—	34,684,652
Total	1,103,274,604	—	—	1,103,274,604

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $765,687,577)	$1,068,589,952
Affiliated issuers (identified cost $34,684,652)	34,684,652
Total investments (identified cost $800,372,229)	1,103,274,604
Receivable for:
Investments sold	9,341,783
Capital shares sold	959,443
Dividends	240,703
Reclaims	3,651
Prepaid expenses	2,814
Trustees' deferred compensation plan	105,825
Total assets	1,113,928,823
Liabilities
Payable for:
Investments purchased	11,595,274
Capital shares purchased	12,835,754
Investment management fees	23,413
Distribution and/or service fees	3,230
Transfer agent fees	289,501
Administration fees	2,362
Compensation of board members	288
Chief compliance officer expenses	63
Other expenses	114,936
Trustees' deferred compensation plan	105,825
Total liabilities	24,970,646
Net assets applicable to outstanding capital stock	$1,088,958,177
Represented by
Paid-in capital	$741,869,393
Excess of distributions over net investment income	(106,113)
Accumulated net realized gain	44,293,101
Unrealized appreciation (depreciation) on:
Investments	302,902,375
Foreign currency translations	(579)
Total — representing net assets applicable to outstanding capital stock	$1,088,958,177

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$306,662,910
Shares outstanding	7,127,069
Net asset value per share	$43.03
Maximum offering price per share(a)	$45.66
Class B
Net assets	$2,154,122
Shares outstanding	70,364
Net asset value per share	$30.61
Class C
Net assets	$32,641,604
Shares outstanding	970,683
Net asset value per share	$33.63
Class I
Net assets	$66,477,512
Shares outstanding	1,434,646
Net asset value per share	$46.34
Class R
Net assets	$3,670,966
Shares outstanding	85,196
Net asset value per share	$43.09
Class R4
Net assets	$9,840,337
Shares outstanding	208,284
Net asset value per share	$47.24
Class R5
Net assets	$4,149,980
Shares outstanding	87,908
Net asset value per share	$47.21
Class Y
Net assets	$9,260,937
Shares outstanding	199,702
Net asset value per share	$46.37
Class Z
Net assets	$654,099,809
Shares outstanding	14,134,620
Net asset value per share	$46.28

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$19,767,497
Dividends — affiliated issuers	22,782
Foreign taxes withheld	(6,803)
Total income	19,783,476
Expenses:
Investment management fees	9,230,465
Distribution and/or service fees
Class A	892,565
Class B	30,617
Class C	349,089
Class R	17,107
Transfer agent fees
Class A	735,048
Class B	6,290
Class C	71,973
Class R	7,077
Class R4	25,164
Class R5	1,763
Class Z	1,503,451
Administration fees	930,547
Compensation of board members	46,749
Custodian fees	15,344
Printing and postage fees	249,166
Registration fees	122,884
Professional fees	61,313
Chief compliance officer expenses	617
Other	32,423
Total expenses	14,329,652
Expense reductions	(4,852)
Total net expenses	14,324,800
Net investment income	5,458,676
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	102,475,109
Net realized gain	102,475,109
Net change in unrealized appreciation (depreciation) on:
Investments	(69,175,509)
Foreign currency translations	(860)
Net change in unrealized depreciation	(69,176,369)
Net realized and unrealized gain	33,298,740
Net increase in net assets resulting from operations	$38,757,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$5,458,676	$6,234,631
Net realized gain	102,475,109	247,120,234
Net change in unrealized appreciation (depreciation)	(69,176,369)	55,468,451
Net increase in net assets resulting from operations	38,757,416	308,823,316
Distributions to shareholders
Net investment income
Class A	(1,262,553)	(2,639,782)
Class I	(554,090)	(353,741)
Class R	(3,574)	(9,230)
Class R4	(74,060)	(50,230)
Class R5	(27,472)	(16,502)
Class Y	(83,235)	(195,444)
Class Z	(4,237,023)	(6,486,939)
Net realized gains
Class A	(46,393,552)	(63,381,884)
Class B	(511,961)	(802,807)
Class C	(5,663,497)	(6,192,777)
Class I	(8,962,073)	(4,842,442)
Class R	(447,532)	(375,503)
Class R4	(1,594,651)	(875,849)
Class R5	(473,819)	(239,324)
Class Y	(1,346,279)	(2,779,387)
Class Z	(91,231,104)	(110,482,687)
Total distributions to shareholders	(162,866,475)	(199,724,528)
Decrease in net assets from capital stock activity	(137,246,211)	(310,730,846)
Total decrease in net assets	(261,355,270)	(201,632,058)
Net assets at beginning of year	1,350,313,447	1,551,945,505
Net assets at end of year	$1,088,958,177	$1,350,313,447
Excess of distributions over net investment income	$(106,113)	$(103,415)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	781,212	35,312,591	1,275,127	62,229,964
Distributions reinvested	1,049,797	43,650,546	1,335,341	61,345,576
Redemptions	(3,245,472)	(147,775,434)	(5,434,138)	(263,135,965)
Net decrease	(1,414,463)	(68,812,297)	(2,823,670)	(139,560,425)
Class B shares
Subscriptions	1,123	35,196	1,461	51,382
Distributions reinvested	16,018	475,253	21,098	731,877
Redemptions(a)	(56,442)	(1,894,637)	(64,889)	(2,464,264)
Net decrease	(39,301)	(1,384,188)	(42,330)	(1,681,005)
Class C shares
Subscriptions	44,884	1,529,141	47,059	1,842,174
Distributions reinvested	143,862	4,688,447	134,904	5,057,561
Redemptions	(175,352)	(6,331,081)	(163,252)	(6,595,486)
Net increase	13,394	(113,493)	18,711	304,249
Class I shares
Subscriptions	386,084	19,848,388	272,428	13,086,199
Distributions reinvested	212,928	9,515,772	106,220	5,194,179
Redemptions	(171,729)	(7,898,636)	(608,271)	(33,196,017)
Net increase (decrease)	427,283	21,465,524	(229,623)	(14,915,639)
Class R shares
Subscriptions	11,795	524,173	21,950	1,073,658
Distributions reinvested	10,823	451,106	8,333	383,555
Redemptions	(7,023)	(324,050)	(9,692)	(471,602)
Net increase	15,595	651,229	20,591	985,611
Class R4 shares
Subscriptions	118,859	6,172,315	190,091	10,229,710
Distributions reinvested	36,579	1,668,383	18,598	925,638
Redemptions	(131,054)	(6,326,375)	(24,847)	(1,293,213)
Net increase	24,384	1,514,323	183,842	9,862,135
Class R5 shares
Subscriptions	42,741	2,191,492	52,532	2,825,415
Distributions reinvested	11,000	500,959	5,137	255,380
Redemptions	(13,543)	(656,779)	(10,017)	(527,654)
Net increase	40,198	2,035,672	47,652	2,553,141

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	83,122	4,012,184	567,044	29,222,645
Distributions reinvested	28,182	1,260,573	57,237	2,800,622
Redemptions	(110,471)	(5,331,312)	(450,869)	(21,796,878)
Net increase	833	(58,555)	173,412	10,226,389
Class Z shares
Subscriptions	2,001,509	97,489,427	2,658,242	137,515,061
Distributions reinvested	1,736,404	77,565,167	1,942,659	94,957,189
Redemptions	(5,550,559)	(267,599,020)	(7,909,637)	(410,977,552)
Net decrease	(1,812,646)	(92,544,426)	(3,308,736)	(178,505,302)
Total net decrease	(2,744,723)	(137,246,211)	(5,960,151)	(310,730,846)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,								Year Ended June 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$48.23		$45.66		$41.67		$46.21		$35.84		$29.29
Income from investment operations:
Net investment income	0.13		0.14		0.29		0.14		0.16		0.15
Net realized and unrealized gain (loss)	1.32		9.96		5.58		(1.81)		10.80		6.58
Total from investment operations	1.45		10.10		5.87		(1.67)		10.96		6.73
Less distributions to shareholders:
Net investment income	(0.18)		(0.30)		(0.24)		(0.16)		(0.44)		(0.18)
Net realized gains	(6.47)		(7.23)		(1.64)		(2.72)		(0.15)		—
Total distributions to shareholders	(6.65)		(7.53)		(1.88)		(2.88)		(0.59)		(0.18)
Proceeds from regulatory settlements	—		—		—		0.01		—		0.00	(b)
Net asset value, end of period	$43.03		$48.23		$45.66		$41.67		$46.21		$35.84
Total return	3.48%		22.95%		14.68%		(3.21	%)(c)	30.67%		22.99%
Ratios to average net assets(d)
Total gross expenses	1.33%		1.31	%(e)	1.32%		1.31	%(f)	1.25	%(e)	1.27	%(e)
Total net expenses(g)	1.33	%(h)	1.31	%(e)(h)	1.32	%(h)	1.31	%(f)(h)	1.25	%(e)(h)	1.27	%(e)(h)
Net investment income	0.29%		0.28%		0.70%		0.41	%(f)	0.37%		0.43%
Supplemental data
Net assets, end of period (in thousands)	$306,663		$411,968		$518,968		$587,332		$704,167		$593,209
Portfolio turnover	42%		38%		42%		23%		31%		30%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended June 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$36.31		$35.96		$33.22		$37.54		$29.17		$23.96
Income from investment operations:
Net investment income (loss)	(0.15)		(0.18)		0.04		(0.10)		(0.13)		(0.10)
Net realized and unrealized gain (loss)	0.92		7.76		4.34		(1.50)		8.80		5.38
Total from investment operations	0.77		7.58		4.38		(1.60)		8.67		5.28
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.15)		(0.07)
Net realized gains	(6.47)		(7.23)		(1.64)		(2.72)		(0.15)		—
Total distributions to shareholders	(6.47)		(7.23)		(1.64)		(2.72)		(0.30)		(0.07)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$30.61		$36.31		$35.96		$33.22		$37.54		$29.17
Total return	2.69%		22.02%		13.84%		(3.85	%)(c)	29.76%		22.02%
Ratios to average net assets(d)
Total gross expenses	2.08%		2.06	%(e)	2.06%		2.07	%(f)	2.00	%(e)	2.02	%(e)
Total net expenses(g)	2.08	%(h)	2.06	%(e)(h)	2.06	%(h)	2.07	%(f)(h)	2.00	%(e)(h)	2.02	%(e)(h)
Net investment income (loss)	(0.44%)		(0.46%)		0.11%		(0.37	%)(f)	(0.38%)		(0.33%)
Supplemental data
Net assets, end of period (in thousands)	$2,154		$3,982		$5,466		$10,427		$17,908		$22,775
Portfolio turnover	42%		38%		42%		23%		31%		30%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended June 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$39.24		$38.36		$35.33		$39.73		$30.87		$25.35
Income from investment operations:
Net investment loss	(0.17)		(0.19)		(0.01)		(0.10)		(0.14)		(0.10)
Net realized and unrealized gain (loss)	1.03		8.30		4.68		(1.58)		9.30		5.69
Total from investment operations	0.86		8.11		4.67		(1.68)		9.16		5.59
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.15)		(0.07)
Net realized gains	(6.47)		(7.23)		(1.64)		(2.72)		(0.15)		—
Total distributions to shareholders	(6.47)		(7.23)		(1.64)		(2.72)		(0.30)		(0.07)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$33.63		$39.24		$38.36		$35.33		$39.73		$30.87
Total return	2.72%		22.03%		13.83%		(3.84	%)(c)	29.71%		22.04%
Ratios to average net assets(d)
Total gross expenses	2.08%		2.06	%(e)	2.07%		2.06	%(f)	2.00	%(e)	2.02	%(e)
Total net expenses(g)	2.08	%(h)	2.06	%(e)(h)	2.07	%(h)	2.06	%(f)(h)	2.00	%(e)(h)	2.02	%(e)(h)
Net investment loss	(0.47%)		(0.48%)		(0.04%)		(0.34	%)(f)	(0.38%)		(0.33%)
Supplemental data
Net assets, end of period (in thousands)	$32,642		$37,568		$36,007		$42,092		$52,248		$49,888
Portfolio turnover	42%		38%		42%		23%		31%		30%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended June 30,
Class I	2015	2014		2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$51.43	$48.25		$43.93	$48.60		$40.40
Income from investment operations:
Net investment income	0.36	0.39		0.52	0.31		0.30
Net realized and unrealized gain (loss)	1.42	10.55		5.87	(1.90)		8.66
Total from investment operations	1.78	10.94		6.39	(1.59)		8.96
Less distributions to shareholders:
Net investment income	(0.40)	(0.53)		(0.43)	(0.37)		(0.61)
Net realized gains	(6.47)	(7.23)		(1.64)	(2.72)		(0.15)
Total distributions to shareholders	(6.87)	(7.76)		(2.07)	(3.09)		(0.76)
Proceeds from regulatory settlements	—	—		—	0.01		—
Net asset value, end of period	$46.34	$51.43		$48.25	$43.93		$48.60
Total return	3.96%	23.51%		15.19%	(2.85	%)(c)	22.29%
Ratios to average net assets(d)
Total gross expenses	0.88%	0.86	%(e)	0.87%	0.86	%(f)	0.83	%(e)(f)
Total net expenses(g)	0.88%	0.86	%(e)	0.87%	0.86	%(f)	0.83	%(e)(f)(h)
Net investment income	0.73%	0.74%		1.17%	0.85	%(f)	0.84	%(f)
Supplemental data
Net assets, end of period (in thousands)	$66,478	$51,812		$59,690	$54,312		$75,716
Portfolio turnover	42%	38%		42%	23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended June 30,
Class R	2015		2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$48.28		$45.70		$41.70		$46.23		$38.43
Income from investment operations:
Net investment income	0.01		0.01		0.14		0.12		0.09
Net realized and unrealized gain (loss)	1.32		9.98		5.63		(1.86)		8.22
Total from investment operations	1.33		9.99		5.77		(1.74)		8.31
Less distributions to shareholders:
Net investment income	(0.05)		(0.18)		(0.13)		(0.08)		(0.36)
Net realized gains	(6.47)		(7.23)		(1.64)		(2.72)		(0.15)
Total distributions to shareholders	(6.52)		(7.41)		(1.77)		(2.80)		(0.51)
Proceeds from regulatory settlements	—		—		—		0.01		—
Net asset value, end of period	$43.09		$48.28		$45.70		$41.70		$46.23
Total return	3.22%		22.65%		14.40%		(3.37	%)(c)	21.68%
Ratios to average net assets(d)
Total gross expenses	1.58%		1.56	%(e)	1.57%		1.53	%(f)	1.50	%(e)(f)
Total net expenses(g)	1.58	%(h)	1.56	%(e)(h)	1.57	%(h)	1.53	%(f)(h)	1.50	%(e)(f)(h)
Net investment income	0.01%		0.01%		0.33%		0.34	%(f)	0.27	%(f)
Supplemental data
Net assets, end of period (in thousands)	$3,671		$3,360		$2,240		$1,869		$21
Portfolio turnover	42%		38%		42%		23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$52.31		$48.96		$43.31
Income from investment operations:
Net investment income	0.27		0.27		0.22
Net realized and unrealized gain	1.43		10.73		7.42
Total from investment operations	1.70		11.00		7.64
Less distributions to shareholders:
Net investment income	(0.30)		(0.42)		(0.35)
Net realized gains	(6.47)		(7.23)		(1.64)
Total distributions to shareholders	(6.77)		(7.65)		(1.99)
Net asset value, end of period	$47.24		$52.31		$48.96
Total return	3.71%		23.26%		18.27%
Ratios to average net assets(b)
Total gross expenses	1.08%		1.06	%(c)	0.99	%(d)
Total net expenses(e)	1.08	%(f)	1.06	%(c)(f)	0.99	%(d)
Net investment income	0.53%		0.51%		1.00	%(d)
Supplemental data
Net assets, end of period (in thousands)	$9,840		$9,620		$3
Portfolio turnover	42%		38%		42%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$52.27	$48.93		$43.31
Income from investment operations:
Net investment income	0.33	0.32		0.24
Net realized and unrealized gain	1.46	10.75		7.41
Total from investment operations	1.79	11.07		7.65
Less distributions to shareholders:
Net investment income	(0.38)	(0.50)		(0.39)
Net realized gains	(6.47)	(7.23)		(1.64)
Total distributions to shareholders	(6.85)	(7.73)		(2.03)
Net asset value, end of period	$47.21	$52.27		$48.93
Total return	3.90%	23.44%		18.31%
Ratios to average net assets(b)
Total gross expenses	0.93%	0.91	%(c)	0.89	%(d)
Total net expenses(e)	0.93%	0.91	%(c)	0.89	%(d)
Net investment income	0.67%	0.61%		1.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,150	$2,494		$3
Portfolio turnover	42%	38%		42%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended June 30,
Class Y	2015	2014		2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$51.46	$48.26		$43.93	$48.60		$37.63		$31.68
Income from investment operations:
Net investment income	0.36	0.31		0.50	0.31		0.37		0.31
Net realized and unrealized gain (loss)	1.42	10.63		5.90	(1.90)		11.36		5.88
Total from investment operations	1.78	10.94		6.40	(1.59)		11.73		6.19
Less distributions to shareholders:
Net investment income	(0.40)	(0.51)		(0.43)	(0.37)		(0.61)		(0.24)
Net realized gains	(6.47)	(7.23)		(1.64)	(2.72)		(0.15)		—
Total distributions to shareholders	(6.87)	(7.74)		(2.07)	(3.09)		(0.76)		(0.24)
Proceeds from regulatory settlements	—	—		—	0.01		—		0.00	(c)
Net asset value, end of period	$46.37	$51.46		$48.26	$43.93		$48.60		$37.63
Total return	3.95%	23.50%		15.20%	(2.86	%)(d)	31.27%		19.57%
Ratios to average net assets(e)
Total gross expenses	0.88%	0.87	%(f)	0.87%	0.86	%(g)	0.81	%(f)	0.85	%(f)(g)
Total net expenses(h)	0.88%	0.87	%(f)	0.87%	0.86	%(g)	0.81	%(f)(i)	0.85	%(f)(g)(i)
Net investment income	0.74%	0.61%		1.14%	0.85	%(g)	0.82%		0.85	%(g)
Supplemental data
Net assets, end of period (in thousands)	$9,261	$10,234		$1,229	$1,056		$1,323		$1,111
Portfolio turnover	42%	38%		42%	23%		31%		30%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Based on operations from July 15, 2009 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended June 30,
Class Z	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$51.37		$48.21		$43.89		$48.53		$37.60		$30.68
Income from investment operations:
Net investment income	0.27		0.27		0.41		0.24		0.28		0.26
Net realized and unrealized gain (loss)	1.41		10.55		5.89		(1.89)		11.34		6.88
Total from investment operations	1.68		10.82		6.30		(1.65)		11.62		7.14
Less distributions to shareholders:
Net investment income	(0.30)		(0.43)		(0.34)		(0.28)		(0.54)		(0.22)
Net realized gains	(6.47)		(7.23)		(1.64)		(2.72)		(0.15)		—
Total distributions to shareholders	(6.77)		(7.66)		(1.98)		(3.00)		(0.69)		(0.22)
Proceeds from regulatory settlements	—		—		—		0.01		—		0.00	(b)
Net asset value, end of period	$46.28		$51.37		$48.21		$43.89		$48.53		$37.60
Total return	3.75%		23.24%		14.97%		(3.00	%)(c)	31.00%		23.28%
Ratios to average net assets(d)
Total gross expenses	1.08%		1.06	%(e)	1.07%		1.06	%(f)	1.00	%(e)	1.02	%(e)
Total net expenses(g)	1.08	%(h)	1.06	%(e)(h)	1.07	%(h)	1.06	%(f)(h)	1.00	%(e)(h)	1.02	%(e)(h)
Net investment income	0.54%		0.53%		0.93%		0.67	%(f)	0.62%		0.69%
Supplemental data
Net assets, end of period (in thousands)	$654,100		$819,275		$928,340		$1,051,352		$1,109,078		$774,590
Portfolio turnover	42%		38%		42%		23%		31%		30%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Effective October 1, 2014, the Fund (all share classes listed above other than Class B shares) re-opened to permit new investors and new accounts by existing investors. Prior to October 1, 2014, the Fund was closed to new investors and new accounts.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for

Annual Report 2015
30

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Annual Report 2015
31

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.76% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.08% of the Fund's average daily net assets.

Annual Report 2015
32

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class R	0.21
Class R4	0.21
Class R5	0.05
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, these minimum account balance fees reduced total expenses of the Fund by $4,852.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $33,172 for Class A, $477 for Class B and $220 for Class C shares for the year ended April 30, 2015.

Annual Report 2015
33

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2014 through August 31, 2015	Prior to September 1, 2014
Class A	1.37%	1.40%
Class B	2.12	2.15
Class C	2.12	2.15
Class I	0.97	1.00
Class R	1.62	1.65
Class R4	1.12	1.15
Class R5	1.02	1.05
Class Y	0.97	1.00
Class Z	1.12	1.15

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$780,633
Accumulated net realized gain	(11,962,968)
Paid-in capital	11,182,335

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$15,634,623	$61,111,159
Long-term capital gains	147,231,852	138,613,369
Total	162,866,475	199,724,528

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$45,741,739
Net unrealized appreciation	301,453,737

At April 30, 2015, the cost of investments for federal income tax purposes was $801,820,867 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$318,503,970
Unrealized depreciation	(17,050,233)
Net unrealized appreciation	$301,453,737

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations,

Annual Report 2015
34

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $506,022,694 and $815,171,731, respectively, for the year ended April 30, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2015, two unaffiliated shareholders of record owned 43.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise

Annual Report 2015
35

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
36

COLUMBIA SMALL CAP VALUE FUND I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Small Cap Value Fund I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund I (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

Annual Report 2015
37

COLUMBIA SMALL CAP VALUE FUND I

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	59.60%
Dividends Received Deduction	58.99%
Capital Gain Dividend	$105,857,807

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
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COLUMBIA SMALL CAP VALUE FUND I

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2015
39

COLUMBIA SMALL CAP VALUE FUND I

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
40

COLUMBIA SMALL CAP VALUE FUND I

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
41

COLUMBIA SMALL CAP VALUE FUND I

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
42

COLUMBIA SMALL CAP VALUE FUND I

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
43

Columbia Small Cap Value Fund I

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN229_04_E01_(06/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing.  One series commenced operations on March 27, 2015.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$139,100	$120,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$2,000	$2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended April 30, 2015 and April 30, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$26,300	$27,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2015 and April 30, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In fiscal years 2015 and 2014, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$253,300	$354,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 19, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 19, 2015